      As filed with the Securities and Exchange Commission on June 18, 1999

                                                      1933 Act Reg. No. 33-66242
                                                      1940 Act Reg. No. 811-7890


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  X
                                                                       -----
     Pre-Effective Amendment No.
                                 ------                                -----


     Post-Effective Amendment No.  8                                     X
                                 -----                                 -----

                                     and/or
REGISTRATION STATEMENT UNDER THE
     INVESTMENT COMPANY ACT OF 1940                                      X
                                                                       -----

     Amendment No.   9                                                   X
                   -----                                               -----


                        (Check appropriate box or boxes.)

                           AIM TAX-EXEMPT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (713) 626-1919

                                Charles T. Bauer
                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                     (Name and Address of Agent for Service)

                                    Copy to:

P. Michelle Grace, Esquire                               Martha J. Hays, Esquire
A I M Advisors, Inc.                      Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza, Suite 100                      1735 Market Street, 51st Floor
Houston, Texas  77046                      Philadelphia, Pennsylvania 19103-7599


Approximate Date of Proposed Public            As soon as practicable after the
Offering:                                      effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box)


                  immediately upon filing pursuant to paragraph (b)
            -----
                  on (date) pursuant to paragraph (b)
            -----
                  60 days after filing pursuant to paragraph (a)(1)
            -----
              X   on July 29, 1999 pursuant to paragraph (a)(1)
            -----
                  75 days after filing pursuant to paragraph (a)(2)
            -----
                  on (date) pursuant to paragraph (a)(2) of Rule 485.
            -----


If appropriate, check the following box:

                  This post-effective amendment designates a new effective date
            ----- for a previously filed post-effective amendment.


Title of Securities Being Registered: Shares of Common Stock

        The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                 SUBJECT TO COMPLETION DATED JUNE 18, 1999

        AIM TAX-EXEMPT CASH FUND
        -----------------------------------------------------------------------

        AIM Tax-Exempt Cash Fund seeks to earn the highest level of current income exempt from federal income taxes that is consistent with the preservation of capital and liquidity.

        PROSPECTUS
        JULY 29, 1999

                                       This prospectus contains important
                                       information about Class A shares of
                                       the fund. Please read it before
                                       investing and keep it for future
                                       reference.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

                                       There can be no assurance that the
                                       fund will be able to maintain a
                                       stable net asset value of $1.00 per
                                       share.

        [AIM LOGO APPEARS HERE]                         INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES            1
---------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND       1
---------------------------------------------------

PERFORMANCE INFORMATION                        2
---------------------------------------------------

Annual Total Returns                           2

Performance Table                              2

FEE TABLE AND EXPENSE EXAMPLE                  3
---------------------------------------------------

Fee Table                                      3

Expense Example                                3

FUND MANAGEMENT                                4
---------------------------------------------------

The Advisor                                    4

Advisor Compensation                           4

OTHER INFORMATION                              4
---------------------------------------------------

Dividends and Distributions                    4

Special Tax Information Regarding the
  Fund                                         4

FINANCIAL HIGHLIGHTS                           5
---------------------------------------------------

SHAREHOLDER INFORMATION                      A-1
---------------------------------------------------

Choosing a Share Class                       A-1

Purchasing Shares                            A-3

Redeeming Shares                             A-4

Exchanging Shares                            A-6

Pricing of Shares                            A-7

Taxes                                        A-8

 OBTAINING ADDITIONAL INFORMATION     Back Cover
---------------------------------------------------

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest with Discipline, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design and AIM Investor are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to earn the highest level of current income exempt from federal income taxes that is consistent with the preservation of capital and liquidity.

  The fund attempts to meet this objective by investing at least 80% of its net assets in securities, the interest of which is excluded from gross income for federal income tax purposes and does not constitute an item of preference for purposes of the alternative minimum tax. The fund will invest only in high-quality short-term obligations, including

- municipal securities

- tax-exempt commercial paper

- cash equivalents

  Municipal securities include debt obligations of varying maturities issued to obtain funds for various public purposes by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Municipal lease obligations, synthetic municipal securities and industrial development bonds are treated as municipal securities.

  The fund may invest (1) up to 20% of its net assets in money market instruments that may be subject to federal taxes, including treasury securities, repurchase agreements, bankers' acceptances, commercial paper and master notes;
(2) less than 25% of its total assets in securities of issuers conducting their principal activities in the same state; (3) up to 25% of its total assets in industrial development bonds; (4) less than 25% of its total assets in securities, the interest on which is paid from revenues of projects with similar characteristics; and (5) up to 100% of its total assets in the securities in category four if the principal and interest on the securities is guaranteed.

  The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold fixed-rate portfolio securities to maturity, but put or sell a particular security when they deem it advisable, such as when any of the factors above materially changes.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

  The following factors could reduce the fund's income and/or share price:

- sharply rising interest rates;

- downgrades of credit ratings or defaults of any of the fund's holdings; or

- the risks generally associated with investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial service industries.

  The value of, payment of interest and repayment of principal by, and the ability of the fund to sell, a municipal security may also be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the fund invests.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and the fund's other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

                           ------------------------
                           AIM TAX-EXEMPT CASH FUND
                           ------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. Class A shares of AIM Tax-Exempt Cash Fund are not subject to sales loads.

                                    [GRAPH]

                                   Annual
Year Ended                         Total
December 31                        Return
-----------                        ------
1989 ............................  5.62%
1990 ............................  5.17%
1991 ............................  3.91%
1992 ............................  2.44%
1993 ............................  1.76%
1994 ............................  2.24%
1995 ............................  2.99%
1996 ............................  2.83%
1997 ............................  3.08%
1998 ............................  2.99%

* The fund's Class A shares year-to-date total return as of June 30, 1999 was ______%.

  During the periods shown in the bar chart, the highest quarterly return was 1.45% (quarter ended June 30, 1989) and the lowest quarterly return was 0.42% (quarter ended March 31, 1993).

PERFORMANCE TABLE

The following performance table reflects the fund's performance over the periods indicated.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

(for the periods ended                                       SINCE     INCEPTION
December 31, 1998)           1 YEAR   5 YEARS   10 YEARS   INCEPTION     DATE
--------------------------------------------------------------------------------
Class A                       2.99%    2.83%      3.30%      3.79%     09/22/82
--------------------------------------------------------------------------------

The seven-day yield on December 31, 1998 for the Fund's Class A shares was 3.16%. For the current seven-day yield, call (800) 347-4246.

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:


SHAREHOLDER FEES
--------------------------------------------------
(fees paid directly from
your investment)                       CLASS A
--------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     None
Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None
--------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------
(expenses that are deducted
from fund assets)                        CLASS A
--------------------------------------------------
Management Fees                            0.35%
Distribution and/or
Service (12b-1) Fees(1)                    0.25

Other Expenses                             0.34
                                          -----
Total Annual Fund Operating Expenses       0.94
Fee Waiver                                (0.15)
                                          -----
Net Expenses                               0.79
                                          =====
--------------------------------------------------

(1) The distributor has contractually agreed to waive a portion of its fees.

As a result of 12b-1 fees, long-term shareholders in the fund, may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $96      $300      $520      $1,155
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $96      $300      $520      $1,155
----------------------------------------------

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended March 31, 1999, the advisor received compensation of 0.42% of average daily net assets, consisting of a management fee of 0.35% and an administrative fee of 0.07%.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

SPECIAL TAX INFORMATION REGARDING THE FUND

In addition to the general tax information set forth under the heading "Shareholder Information--Taxes" in this prospectus, the following information describes the tax impact of certain dividends you may receive from the fund.

  You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. Exempt-interest dividends from the fund may be subject to state and local income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you. The fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, and may invest up to 20% of its net assets in such securities and other taxable securities. The fund will try to avoid investments that result in taxable dividends.

  To the extent that dividends paid by the fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                      CLASS A
                                                  -----------------------------------------------
                                                               YEAR ENDED MARCH 31,
                                                   1999      1998      1997      1996      1995
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  1.00     $  1.00  $  1.00   $  1.00   $  1.00
Income from investment operations:
  Net investment income                              0.03        0.03     0.03      0.03      0.03
Less distributions:
  Dividends from net investment income              (0.03)      (0.03)   (0.03)    (0.03)    (0.03)
Net asset value, end of period                    $  1.00     $  1.00  $  1.00   $  1.00   $  1.00
Total return                                         2.90%       3.12%    2.82%     2.92%     2.54%
--------------------------------------------------------------------------------------------------
Ratios/supplemental data:
--------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)          $61,159     $51,934  $56,880   $30,014   $30,365
Ratio of expenses to average net assets(a)           0.79%(b)    0.83%    1.04%     1.05%     1.01%
Ratio of net investment income to average net
  assets(c)                                          2.83%(b)    3.07%    2.78%     2.97%     2.53%
--------------------------------------------------------------------------------------------------

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.94%, 0.98%, 1.19%, 1.20% and 1.16% for the periods 1999-1995, respectively.
(b) Ratios are based on average net assets of $71,555,805.
(c) After fee waivers and/or expense reimbursements. Ratios of income to average net assets prior to fee waivers and/or expense reimbursements were 2.68%, 2.92%, 2.63%, 2.82% and 2.38%, for the periods 1999-1995, respectively.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within six     charge on redemptions within
                                       years                                one year
- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")
                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a      shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)
- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                      A- 1                            MCF--06/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.


CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                  -----------------------------
AMOUNT OF INVESTMENT                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------------------------------------
             Less than $   25,000     5.50%          5.82%
$ 25,000 but less than $   50,000     5.25           5.54
$ 50,000 but less than $  100,000     4.75           4.99
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
---------------------------------------------------------------


CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                  -----------------------------
AMOUNT OF INVESTMENT                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------------------------------------

             Less than $   50,000     4.75%          4.99%
$ 50,000 but less than $  100,000     4.00           4.17
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     2.50           2.56
$500,000 but less than $1,000,000     2.00           2.04
---------------------------------------------------------------


CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                  -----------------------------
AMOUNT OF INVESTMENT                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------------------------------------
             Less than $  100,000     1.00%           1.01%
$100,000 but less than $  250,000     0.75            0.76
$250,000 but less than $1,000,000     0.50            0.50
---------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a

MCF--06/99                            A- 2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                         ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                       INVESTMENTS
-----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $  0 ($25 per AIM Fund investment for               $ 25
plans, 401(k) plans, Simplified Employee Pension        salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                           50                                                  50
IRA, Education IRA or Roth IRA                      250                                                  50
All other accounts                                  500                                                  50
-----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed Account Application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed Account Application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
-----------------------------------------------------------------------------------------------------------------

                                      A- 3                            MCF--06/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

We will not charge you any fees to redeem your shares; however, your broker or financial consultant may charge service fees for handling these transactions. Your shares may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--06/99                            A- 4

                                 -------------
                                 THE AIM FUNDS
                                 -------------


HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant   Contact your financial consultant.

By Mail                          Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                 (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                 executed stock power; and (4) signature guarantees, if
                                 necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                 resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                                 whether you wish to have federal income tax withheld from
                                 your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                     Call the transfer agent. You will be allowed to redeem by
                                 telephone if (1) the proceeds are to be mailed to the
                                 address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                 you do not hold physical share certificates; (4) you can
                                 provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                 not previously declined the telephone redemption privilege.
                                 Certain accounts, including retirement accounts and 403(b)
                                 plans, may not redeem by telephone. The transfer agent must receive your call during the hours the New York Stock
                                 Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of trading on the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

                                      A- 5                            MCF--06/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.

  You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Advisor Class shares, but only if you acquired the AIM Cash Reserve Shares through an exchange from Advisor Class shares.

YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

MCF--06/99                            A- 6

                                 -------------
                                 THE AIM FUNDS
                                 -------------


- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

Beginning September 15, 1999, the following exchange condition will apply:

- Because excessive short-term trading or market-timing activity can hurt fund performance, you are limited to a maximum of 10 exchanges per calendar year. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the NYSE is open for business; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO:

- REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

- MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

- REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

- WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.

  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase,

                                      A- 7                            MCF--06/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--06/99                            A- 8

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov) or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

-----------------------------------
 AIM Tax-Exempt Cash Fund
 SEC 1940 Act file number: 811-7890
-----------------------------------


[AIM LOGO APPEARS HERE]  www.aimfunds.com   TEC-PRO-1    INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                   SUBJECT TO COMPLETION DATED JUNE 18, 1999

        AIM TAX-FREE INTERMEDIATE FUND

        -----------------------------------------------------------------------

        AIM Tax-Free Intermediate Fund seeks to generate as high a level of tax-exempt income as is consistent with preservation of capital by investing in high quality, intermediate-term municipal securities having a maturity of ten and one-half years or less.

        PROSPECTUS
        JULY 29, 1999

                                       This prospectus contains important
                                       information about Class A shares of
                                       the fund. Please read it before
                                       investing and keep it for future
                                       reference.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

        [AIM LOGO APPEARS HERE]                         INVEST WITH DISCIPLINE
                                                      --Registered Trademark--

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES            1
- - - - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND       1
- - - - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                        2
- - - - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                           2

Performance Table                              2

FEE TABLE AND EXPENSE EXAMPLE                  3
- - - - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                      3

Expense Example                                3

FUND MANAGEMENT                                4
- - - - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                    4

Advisor Compensation                           4

Portfolio Managers                             4

OTHER INFORMATION                              4
- - - - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                  4

Dividends and Distributions                    4

Special Tax Information Regarding the
  Fund                                         4

FINANCIAL HIGHLIGHTS                           5
- - - - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                      A-1
- - - - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                       A-1

Purchasing Shares                            A-3

Redeeming Shares                             A-4

Exchanging Shares                            A-6

Pricing of Shares                            A-7

Taxes                                        A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest with Discipline, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design and AIM Investor are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to generate as high a level of tax-exempt income as is consistent with preservation of capital by investing in high-quality, intermediate-term municipal securities having a maturity of ten and one-half years or less.

  The fund seeks to meet this objective by investing at least 80% of its assets in securities that pay interest excluded from gross income for federal income tax purposes and that does not constitute an item of preference for purposes of the alternative minimum tax. Municipal securities include debt obligations of varying maturities issued to obtain funds for various public purposes by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Municipal lease obligations, synthetic municipal securities and industrial development bonds are treated as municipal securities.

  The fund may purchase municipal securities that meet certain quality criteria at the time of purchase, including: (1) securities rated within the three highest ratings by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or any other nationally recognized statistical rating organization (NRSRO); (2) securities rated within the two highest ratings for short-term municipal obligations by Moody's or S&P or any other NRSRO; (3) securities guaranteed as to payment of principal and interest by the U.S. Government; (4) securities fully collateralized by an escrow of U.S. Government or other high-quality securities; or (5) unrated securities, if (a) other municipal securities of the same issuer are rated A or better by a NRSRO, or (b) deemed by the portfolio managers to be of comparable quality. The fund will invest only in municipal securities that have maturities of ten and one-half years or less and will maintain a dollar-weighted average portfolio maturity of between three and seven and one-half years.

  The fund may invest (1) less than 25% of its total assets in securities of issuers conducting their principal activities in the same state; (2) up to 25% of its total assets in industrial development bonds; (3) less than 25% of its total assets in securities, the interest on which is paid from revenues of projects with similar characteristics; and (4) up to 100% of its assets in securities in category three, if the principal and interest on the securities is guaranteed.

  The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concern for preservation of capital. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Interest rate increases will cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. A municipality may default or otherwise be unable to honor a financial obligation. Revenue bonds are not backed by the taxing power of the issuing municipality.

  The value of, payment of interest and repayment of principal by, and the ability of the fund to sell, a municipal security may also be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economies of the regions in which the fund invests.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and the fund's other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS*
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                     [GRAPH]

                                              Annual
Year Ended                                    Total
December 31                                   Return
-----------                                   ------
1989 .......................................    8.44%
1990 .......................................    6.60%
1991 .......................................    9.85%
1992 .......................................    7.98%
1993 .......................................    9.03%
1994 .......................................   -1.43%
1995 .......................................   10.21%
1996 .......................................    3.82%
1997 .......................................    7.27%
1998 .......................................    5.47%

* The fund's Class A shares year-to-date total return as of June 30, 1999 was ------%.

  During the periods shown in the bar chart, the highest quarterly return was 4.17% (quarter ended June 30, 1989) and the lowest quarterly return was -2.56% (quarter ended March 31, 1994).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

(for the periods ended                                                           SINCE     INCEPTION
December 31, 1998)                               1 YEAR   5 YEARS   10 YEARS   INCEPTION     DATE
----------------------------------------------------------------------------------------------------
Class A                                           4.43%    4.79%      6.56%      6.33%     05/11/87
Lehman Bros. Municipal Bond Index(1)              5.84%    6.10%      8.15%      8.28%(2)   4/30/87(2)
----------------------------------------------------------------------------------------------------

(1) The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of 8000 investment-grade, fixed-rate bonds with maturities of more than two years.
(2) The average annual total return given is since the date closest to the inception date of Class A shares.

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                       CLASS A
- - - - - - - - - - - - - - - - - - - - - - - - - -

Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     1.00%

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)             None
--------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)                       CLASS A
- - - - - - - - - - - - - - - - - - - - - - - - - -
Management Fees                          0.30%
Distribution and/or
Service (12b-1) Fees                     0.00
Other Expenses                           0.16
                                        -----
Total Annual Fund Operating Expenses     0.46
--------------------------------------------------

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $147     $246      $355       $673
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $147     $246      $355       $673
----------------------------------------------


                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended March 31, 1999, the advisor received compensation of 0.32% of average daily net assets, consisting of a management fee of 0.30% and an administrative fee of 0.02%.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- Richard A. Berry, Senior Portfolio Manager, who has been responsible for the fund since 1987 and has been associated with the advisor and/or its affiliates since 1987.

- Stephen D. Turman, Portfolio Manager, who has been responsible for the fund since 1988 and has been associated with the advisor and/or its affiliates since 1985.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Tax-Free Intermediate Fund are subject to the maximum 1.00% initial sales charge as listed under the heading "CATEGORY III Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

SPECIAL TAX INFORMATION REGARDING
THE FUND

In addition to the general tax information set forth under the heading "Shareholder Information--Taxes" in this prospectus, the following information describes the tax impact of certain dividends you may receive from the fund.

  You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. Exempt-interest dividends from the fund may be subject to state and local income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you. The fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, and may invest up to 20% of its net assets in such securities and other taxable securities. The fund will try to avoid investments that result in taxable dividends.

  To the extent that dividends paid by the fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                       CLASS A
                                                  --------------------------------------------------
                                                                 YEAR ENDED MARCH 31,
                                                    1999       1998       1997      1996      1995
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  11.05   $  10.73   $  10.79   $ 10.67   $ 10.62
Income from investment operations:
  Net investment income                               0.49       0.50       0.50      0.52      0.49
  Net gains (losses) on securities (both
    realized and unrealized)                          0.08       0.32      (0.04)     0.12      0.04
    Total from investment operations                  0.57       0.82       0.46      0.64      0.53
Less distributions:
  Dividends from net investment income               (0.49)     (0.50)     (0.52)    (0.52)    (0.48)
    Total distributions                              (0.49)     (0.50)     (0.52)    (0.52)    (0.48)
Net asset value, end of period                    $  11.13   $  11.05   $  10.73   $ 10.79   $ 10.67
Total return(a)                                       5.27%      7.79%      4.33%     6.06%     5.17%
----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
----------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)          $244,499   $200,969   $173,342   $83,066   $82,355
Ratio of expenses (exclusive of interest) to
  average net assets                                  0.46%(b)     0.45%     0.56%    0.65%     0.59%
Ratio of net investment income to average net
  assets                                              4.43%(b)     4.56%     4.63%    4.81%     4.65%
Portfolio turnover rate                                 32%        22%        26%       32%       75%
----------------------------------------------------------------------------------------------------

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $207,785,779.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within six     charge on redemptions within
                                       years                                one year
- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")
                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a      shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)
- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                      A- 1                            MCF--06/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.


CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                  -----------------------------
AMOUNT OF INVESTMENT                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------------------------------------
             Less than $   25,000     5.50%          5.82%
$ 25,000 but less than $   50,000     5.25           5.54
$ 50,000 but less than $  100,000     4.75           4.99
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
---------------------------------------------------------------


CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                  -----------------------------
AMOUNT OF INVESTMENT                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------------------------------------

             Less than $   50,000     4.75%          4.99%
$ 50,000 but less than $  100,000     4.00           4.17
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     2.50           2.56
$500,000 but less than $1,000,000     2.00           2.04
---------------------------------------------------------------


CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                  -----------------------------
AMOUNT OF INVESTMENT                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------------------------------------
             Less than $  100,000     1.00%           1.01%
$100,000 but less than $  250,000     0.75            0.76
$250,000 but less than $1,000,000     0.50            0.50
---------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a

MCF--06/99                            A- 2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                         ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                       INVESTMENTS
-----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $  0 ($25 per AIM Fund investment for               $ 25
plans, 401(k) plans, Simplified Employee Pension        salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                           50                                                  50
IRA, Education IRA or Roth IRA                      250                                                  50
All other accounts                                  500                                                  50
-----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed Account Application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed Account Application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
-----------------------------------------------------------------------------------------------------------------

                                      A- 3                            MCF--06/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

We will not charge you any fees to redeem your shares; however, your broker or financial consultant may charge service fees for handling these transactions. Your shares may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--06/99                            A- 4

                                 -------------
                                 THE AIM FUNDS
                                 -------------


HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant   Contact your financial consultant.

By Mail                          Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                 (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                 executed stock power; and (4) signature guarantees, if
                                 necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                 resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                                 whether you wish to have federal income tax withheld from
                                 your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                     Call the transfer agent. You will be allowed to redeem by
                                 telephone if (1) the proceeds are to be mailed to the
                                 address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                 you do not hold physical share certificates; (4) you can
                                 provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                 not previously declined the telephone redemption privilege.
                                 Certain accounts, including retirement accounts and 403(b)
                                 plans, may not redeem by telephone. The transfer agent must receive your call during the hours the New York Stock
                                 Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of trading on the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

                                      A- 5                            MCF--06/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.

  You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Advisor Class shares, but only if you acquired the AIM Cash Reserve Shares through an exchange from Advisor Class shares.

YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

MCF--06/99                            A- 6

                                 -------------
                                 THE AIM FUNDS
                                 -------------


- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

Beginning September 15, 1999, the following exchange condition will apply:

- Because excessive short-term trading or market-timing activity can hurt fund performance, you are limited to a maximum of 10 exchanges per calendar year. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the NYSE is open for business; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO:

- REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

- MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

- REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

- WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.

  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase,

                                      A- 7                            MCF--06/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--06/99                            A- 8

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.
  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov) or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

-----------------------------------
 AIM Tax-Free Intermediate Fund
 SEC 1940 Act file number: 811-7890
-----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com     TFI-PRO-1 INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                 SUBJECT TO COMPLETION DATED JUNE 18, 1999

        AIM TAX-EXEMPT BOND

        FUND OF CONNECTICUT

--------------------------------------------------------------------------------

        AIM Tax-Exempt Bond Fund of Connecticut seeks to earn a high level of current income exempt from federal taxes and Connecticut taxes by investing at least 80% of its net assets in municipal securities.

        PROSPECTUS
        JULY 29, 1999

                                       This prospectus contains important
                                       information about Class A shares of
                                       the fund. Please read it before
                                       investing and keep it for future
                                       reference.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

        [AIM LOGO APPEARS HERE]                   INVEST WITH DISCIPLINE
                                                 --Registered Trademark--

                    ---------------------------------------
                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
                    ---------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES            1
- - - - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND       1
- - - - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                        2
- - - - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                           2

Performance Table                              2

FEE TABLE AND EXPENSE EXAMPLE                  3
- - - - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                      3

Expense Example                                3

FUND MANAGEMENT                                4
- - - - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                    4

Advisor Compensation                           4

Portfolio Managers                             4

OTHER INFORMATION                              4
- - - - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                  4

Dividends and Distributions                    4

Special Tax Information Regarding the Fund     4

FINANCIAL HIGHLIGHTS                           5
- - - - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                      A-1
- - - - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                       A-1

Purchasing Shares                            A-3

Redeeming Shares                             A-4

Exchanging Shares                            A-6

Pricing of Shares                            A-7

Taxes                                        A-8

OBTAINING ADDITIONAL INFORMATION      Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest with Discipline, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design and AIM Investor are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                    ---------------------------------------
                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
                    ---------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to earn a high level of current income exempt from federal taxes and Connecticut taxes by investing at least 80% of its net assets in municipal securities.

  The fund attempts to meet this objective by investing at least 80% of its net assets in municipal securities issued by the State of Connecticut and authorities, agencies, instrumentalities and political subdivisions of the State of Connecticut, or other entities, the interest from which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and from Connecticut income taxes on individuals, and that does not constitute an item of preference for purposes of the alternative minimum tax. The fund will invest at least 65% of its assets in municipal bonds, which include debt obligations of varying maturities issued to obtain funds for various public purposes. Municipal lease obligations, synthetic municipal securities and industrial development bonds are treated as municipal securities.

  At least 80% of the municipal bonds purchased by the fund will be rated investment grade, or will be obligations of issuers having an issue of outstanding municipal bonds rated investment grade, by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or any other nationally recognized statistical rating organization. The fund may invest up to (1) 20% of its net assets in unrated bonds or municipal securities the portfolio managers deem to be of investment grade quality; and (2) 25% of its total assets in industrial development bonds. The fund may maintain up to 35% of its net assets in lower-quality bonds or municipal securities, i.e. "junk bonds."

  The portfolio managers focus on municipal securities they believe have favorable prospects for current income. The portfolio managers consider whether to sell a particular security when this factor materially changes.

  For defensive purposes, the fund may temporarily invest up to 35% of its net assets in municipal securities that are exempt from federal taxes, but are subject to Connecticut income taxes, and up to 20% of its net assets in money market instruments that may not be exempt from federal income taxes. In anticipation of or in response to adverse market conditions, or for cash management purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Interest rate increases will cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. A municipality may default or otherwise be unable to honor a financial obligation. Revenue bonds are not backed by the taxing power of the issuing municipality.

  The value of, payment of interest and repayment of principal by, and the ability of the fund to sell, a municipal security may also be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the fund invests.

  Because the fund may invest a relatively high percentage of its total assets in municipal securities issued by entities having similar characteristics, such as where issuers' interest obligations are paid from revenues of similar projects, and focuses its investments in securities issued by issuers located in Connecticut, the value of your shares may rise and fall more than the shares of a fund that invests in a broader range of securities.

  Compared to higher quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and the fund's other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                    ---------------------------------------
                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
                    ---------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS*
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                         [GRAPH]

                                                 Annual
              Year Ended                         Total
              December 31                        Return
              -----------                        ------
              1990 .............................   5.89%
              1991 .............................  12.23%
              1992 .............................   8.21%
              1993 .............................  11.99%
              1994 ............................. - 3.34%
              1995 .............................  12.18%
              1996 .............................   3.97%
              1997 .............................   7.20%
              1998 .............................   4.91%

* The fund's Class A shares year-to-date total return as of June 30, 1999 was _____%.

  During the periods shown in the bar chart, the highest quarterly return was 4.99% (quarter ended March 31, 1995) and the lowest quarterly return was -5.68% (quarter ended March 31, 1994).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                     SINCE     INCEPTION
DECEMBER 31, 1998)                                    1 YEAR   5 YEARS   INCEPTION     DATE
-----------------------------------------------------------------------------------------------
Class A                                               (0.04)%   3.85%      6.52%     10/03/89
Lehman Bros. Municipal Bond Index(1)                   5.84%    6.10%      8.15%(2)   9/30/89(2)
-----------------------------------------------------------------------------------------------

(1) The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of 8000 investment-grade, fixed-rate bonds with maturities of more than two years.
(2) The average annual total return given is since the date closest to the inception date of Class A shares.

                    ---------------------------------------
                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
                    ---------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                       CLASS A
--------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                          4.75%
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                                 None(1)
--------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)                     CLASS A
---------------------------------------------
Management Fees                         0.50%
Distribution and/or
Service (12b-1) Fees                    0.25
Other Expenses                          0.36
                                       -----
Total Annual Fund
Operating Expenses                      1.11
---------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $583     $811     $1,058     $1,762
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $583     $811     $1,058     $1,762
----------------------------------------------

                    ---------------------------------------
                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
                    ---------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended March 31, 1999, the advisor received compensation of 0.50% of average daily net assets, consisting of a management fee of 0.38% and an administrative fee of 0.12%.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- Richard A. Berry, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1987.

- Stephen D. Turman, Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1985.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Tax-Exempt Bond Fund of Connecticut are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

SPECIAL TAX INFORMATION REGARDING THE FUND

In addition to the general tax information set forth under the heading "Shareholder Information--Taxes" in this prospectus, the following information describes the tax impact of certain dividends you may receive from the fund.

  You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. Exempt-interest dividends from the fund may be subject to state and local income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you. The fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, and may invest up to 20% of its net assets in such securities and other taxable securities. The fund will try to avoid investments that result in taxable dividends.

  To the extent that dividends paid by the fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

                    ---------------------------------------
                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
                    ---------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                      CLASS A
                                                  -----------------------------------------------
                                                               YEAR ENDED MARCH 31,
                                                   1999      1998      1997      1996      1995
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 11.04   $ 10.77   $ 10.81   $ 10.71   $ 10.69
Income from investment operations:
  Net investment income                              0.53      0.55      0.56      0.56      0.56
  Net gains (losses) on securities (both
    realized and unrealized)                        (0.03)     0.27     (0.05)     0.10      0.04
  Total from investment operations                   0.50      0.82      0.51      0.66      0.60
Less distributions:
  Dividends from net investment income              (0.54)    (0.55)    (0.55)    (0.56)    (0.57)
  Returns of capital                                   --        --        --        --     (0.01)
  Total distributions                               (0.54)    (0.55)    (0.55)    (0.56)    (0.58)
Net asset value, end of period                    $ 11.00   $ 11.04   $ 10.77   $ 10.81   $ 10.71
Total return(a)                                      4.64%     7.78%     4.84%     6.24%     5.78%
-------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)          $41,440   $40,567   $38,118   $39,355   $38,289
Ratio of expenses to average net assets(b)           0.99%(c)    0.88%    0.72%    0.66%     0.55%
Ratio of net investment income to average net
  assets(d)                                          4.78%(c)    5.02%    5.18%    5.16%     5.37%
Portfolio turnover rate                                 7%        5%       17%       17%        7%
-------------------------------------------------------------------------------------------------

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.11%, 1.11%, 1.09%, 1.16% and 1.13% for the periods 1999-1995, respectively.
(c) Ratios are based on average net assets of $41,196,631.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 4.66%, 4.79%, 4.81%, 4.66% and 4.79% for the periods 1999-1995, respectively.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within six     charge on redemptions within
                                       years                                one year
- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")
                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a      shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)
- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                      A- 1                            MCF--06/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.


CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                  -----------------------------
AMOUNT OF INVESTMENT                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------------------------------------
             Less than $   25,000     5.50%          5.82%
$ 25,000 but less than $   50,000     5.25           5.54
$ 50,000 but less than $  100,000     4.75           4.99
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
---------------------------------------------------------------


CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                  -----------------------------
AMOUNT OF INVESTMENT                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------------------------------------

             Less than $   50,000     4.75%          4.99%
$ 50,000 but less than $  100,000     4.00           4.17
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     2.50           2.56
$500,000 but less than $1,000,000     2.00           2.04
---------------------------------------------------------------


CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                  -----------------------------
AMOUNT OF INVESTMENT                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------------------------------------
             Less than $  100,000     1.00%           1.01%
$100,000 but less than $  250,000     0.75            0.76
$250,000 but less than $1,000,000     0.50            0.50
---------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a

MCF--06/99                            A- 2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                         ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                       INVESTMENTS
-----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $  0 ($25 per AIM Fund investment for               $ 25
plans, 401(k) plans, Simplified Employee Pension        salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                           50                                                  50
IRA, Education IRA or Roth IRA                      250                                                  50
All other accounts                                  500                                                  50
-----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed Account Application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed Account Application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
-----------------------------------------------------------------------------------------------------------------

                                      A- 3                            MCF--06/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

We will not charge you any fees to redeem your shares; however, your broker or financial consultant may charge service fees for handling these transactions. Your shares may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--06/99                            A- 4

                                 -------------
                                 THE AIM FUNDS
                                 -------------


HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant   Contact your financial consultant.

By Mail                          Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                 (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                 executed stock power; and (4) signature guarantees, if
                                 necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                 resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                                 whether you wish to have federal income tax withheld from
                                 your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                     Call the transfer agent. You will be allowed to redeem by
                                 telephone if (1) the proceeds are to be mailed to the
                                 address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                 you do not hold physical share certificates; (4) you can
                                 provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                 not previously declined the telephone redemption privilege.
                                 Certain accounts, including retirement accounts and 403(b)
                                 plans, may not redeem by telephone. The transfer agent must receive your call during the hours the New York Stock
                                 Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of trading on the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

                                      A- 5                            MCF--06/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.

  You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Advisor Class shares, but only if you acquired the AIM Cash Reserve Shares through an exchange from Advisor Class shares.

YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

MCF--06/99                            A- 6

                                 -------------
                                 THE AIM FUNDS
                                 -------------


- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

Beginning September 15, 1999, the following exchange condition will apply:

- Because excessive short-term trading or market-timing activity can hurt fund performance, you are limited to a maximum of 10 exchanges per calendar year. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the NYSE is open for business; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO:

- REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

- MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

- REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

- WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.

  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase,

                                      A- 7                            MCF--06/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--06/99                            A- 8

                    ---------------------------------------
                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
                    ---------------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739
BY TELEPHONE:                (800) 347-4246
BY E-MAIL:                   general@aimfunds.com
ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov) or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

----------------------------------------
AIM Tax-Exempt Bond Fund of Connecticut
SEC 1940 Act file number: 811-7890
----------------------------------------


[AIM LOGO APPEARS HERE]   www.aimfunds.com   TCT-PRO-1  INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

        The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                 SUBJECT TO COMPLETION DATED JUNE 18, 1999

        AIM HIGH INCOME MUNICIPAL FUND
        ------------------------------------------------------------------------

        AIM High Income Municipal Fund seeks to achieve a high level of current income that is exempt from federal income taxes.

        PROSPECTUS
        JULY 29, 1999

                                       This prospectus contains important
                                       information about Class A, B and C
                                       shares of the fund. Please read it
                                       before investing and keep it for
                                       future reference.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

        [AIM LOGO APPEARS HERE]                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                         ------------------------------
                         AIM HIGH INCOME MUNICIPAL FUND
                         ------------------------------

Table of Contents
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES            1
- - - - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND       1
- - - - - - - - - - - - - - - - - - - - - - - - - -

FEE TABLE AND EXPENSE EXAMPLE                  2
- - - - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                      2

Expense Example                                2

FUND MANAGEMENT                                3
- - - - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                    3

Advisor Compensation                           3

Portfolio Managers                             3

OTHER INFORMATION                              3
- - - - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                  3

Dividends and Distributions                    3

Special Tax Information Regarding the Fund     3

FINANCIAL HIGHLIGHTS                           4
- - - - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                      A-1
- - - - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                       A-1

Purchasing Shares                            A-3

Redeeming Shares                             A-4

Exchanging Shares                            A-6

Pricing of Shares                            A-7

Taxes                                        A-8

OBTAINING ADDITIONAL INFORMATION      Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest with Discipline, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design and AIM Investor are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ------------------------------
                         AIM HIGH INCOME MUNICIPAL FUND
                         ------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income that is exempt from federal income taxes.

  The fund seeks to meet this objective by investing, normally, at least 80% of its net assets in a diversified portfolio of municipal securities the interest on which is excluded from gross income for federal income tax purposes, that does not constitute an item of preference for purposes of the alternative minimum tax, and that are rated BBB/Baa or lower by Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or any other nationally recognized statistical rating organization, or are deemed by the portfolio managers to be of comparable quality. Municipal securities include debt obligations of varying maturities issued to obtain funds for various public purposes by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Municipal lease obligations, synthetic municipal securities and industrial development bonds are treated as municipal securities.

  The fund may invest up to (1) 100% of its net assets in lower-quality debt securities, i.e., "junk bonds;" (2) 10% of its total assets in defaulted securities; (3) 20% of its total assets in taxable securities; (4) 25% of its total assets in industrial development bonds issued for companies in the same industry; and (5) 25% of its total assets in securities whose issuers are located in the same state. The fund may invest more than 25% of its total assets in municipal securities with similar characteristics.

  The portfolio managers focus on municipal securities they believe have favorable prospects for high current income. The portfolio managers consider whether to sell a particular security when this factor materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease; junk bonds are less sensitive to this risk than are higher-quality bonds. A municipality may default or otherwise be unable to honor a financial obligation. Private activity bonds are not backed by the taxing power of the issuing municipality.

  The value of, payment of interest and repayment of principal by, and the ability of the fund to sell, a municipal security may also be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the fund invests.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they may be unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Because the fund may invest a relatively high percentage of its total assets in municipal securities issued by entities having similar characteristics, the value of your shares may rise and fall more than the shares of a fund that invests in a broader range of securities.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and the fund's other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         ------------------------------
                         AIM HIGH INCOME MUNICIPAL FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)          4.75%      None      None
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                None(1)     5.00      1.00
-------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.60%     0.60%     0.60%
Distribution and/or
Service (12b-1) Fees      0.25      1.00      1.00
Other Expenses            0.44      0.44      0.44
                         -----     -----     -----
Total Annual Fund
Operating Expenses        1.29      2.04      2.04

Fee Waiver/Expense
Reimbursement(2)         (0.69)    (0.69)    (0.69)
                         -----     -----     -----
Net Expenses              0.60      1.35      1.35
                         =====     =====     =====
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) The investment advisor has contractually agreed to limit net expenses of the Class A, B & C shares of the fund at 0.60%, 1.35% and 1.35%, respectively.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $600     $865     $1,149     $1,958
Class B   $707     $940     $1,298     $2,176
Class C   $307     $640     $1,098     $2,369
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $600     $865     $1,149     $1,958
Class B   $207     $640     $1,098     $2,176
Class C   $207     $640     $1,098     $2,369
----------------------------------------------

                         ------------------------------
                         AIM HIGH INCOME MUNICIPAL FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended March 31, 1999, the advisor received compensation of 0.15% of average daily net assets, consisting of a management fee of 0.00% and an administrative fee of 0.15%.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- Franklin Ruben, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1997. Prior to joining AIM, he was Associate Portfolio Manager with Van Kampen American Capital Asset Management, Inc.

- Richard A. Berry, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1987.

- Sharon A. Copper, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1992.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM High Income Municipal Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

SPECIAL TAX INFORMATION REGARDING THE FUND

In addition to the general tax information set forth under the heading "Shareholder Information--Taxes" in this prospectus, the following information describes the tax impact of certain dividends you may receive from the fund.

  You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. Exempt-interest dividends from the fund may be subject to state and local income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you. The fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, and may invest up to 20% of its net assets in such securities and other taxable securities. The fund will try to avoid investments that result in taxable dividends.

  To the extent that dividends paid by the fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

                         ------------------------------
                         AIM HIGH INCOME MUNICIPAL FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                  CLASS A
                                                  ---------------------------------------
                                                        MARCH 31,       MARCH 31,
                                                          1999            1998
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  9.99         $ 10.00
Income from investment operations:
  Net investment income                                     0.54            0.11
  Net gains (losses) on securities (both
    realized and unrealized)                                0.05           (0.01)
    Total from investment operations                        0.59            0.10
Less distributions:
  Dividends from net investment income                     (0.54)          (0.11)
Net asset value, end of period                           $ 10.04         $  9.99
Total return(a)                                             6.01%           1.04%
-----------------------------------------------------------------------------------------
Ratios/supplemental data:
-----------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                 $49,570         $17,787
Ratio of expenses to average net assets(b)                  0.29%(c)        0.25%(d)
Ratio of net investment income to average net
  assets(e)                                                 5.41%(c)        4.80%(d)
Portfolio turnover rate                                       30%             21%
-----------------------------------------------------------------------------------------

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.29% and 1.65% (annualized) for the periods 1999-1998, respectively.
(c) Ratios are based on average net assets of $36,187,210.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 4.41% and 3.40% (annualized) for the periods 1999-1998, respectively.

                                                                  CLASS B
                                                  ---------------------------------------
                                                        MARCH 31,       MARCH 31,
                                                          1999            1998
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  9.99         $10.00
Income from investment operations:
  Net investment income                                     0.47           0.09
  Net gains (losses) on securities (both
    realized and unrealized)                                0.04          (0.01)
    Total from investment operations                        0.51           0.08
Less distributions:
  Dividends from net investment income                     (0.46)         (0.09)
Net asset value, end of period                           $ 10.04         $ 9.99
Total return(a)                                             5.23%          0.81%
-----------------------------------------------------------------------------------------
Ratios/supplemental data:
-----------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                 $13,850         $2,699
Ratio of expenses to average net assets(b)                  1.04%(c)       1.00%(d)
Ratio of net investment income to average net
  assets(e)                                                 4.66%(c)       4.05%(d)
Portfolio turnover rate                                       30%            21%
-----------------------------------------------------------------------------------------

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.04% and 2.44% (annualized) for the periods 1999-1998, respectively.
(c) Ratios are based on average net assets of $7,440,053.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 3.66% and 2.61% (annualized) for the periods 1999-1998, respectively.

                         ------------------------------
                         AIM HIGH INCOME MUNICIPAL FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                  CLASS C
                                                  ---------------------------------------
                                                        MARCH 31,       MARCH 31,
                                                          1999            1998
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 9.99          $10.00
Income from investment operations:
  Net investment income                                    0.47            0.09
  Net gains (losses) on securities (both
    realized and unrealized)                               0.04           (0.01)
    Total from investment operations                       0.51            0.08
Less distributions:
  Dividends from net investment income                    (0.46)          (0.09)
Net asset value, end of period                           $10.04          $ 9.99
Total return(a)                                            5.23%           0.79%
-----------------------------------------------------------------------------------------
Ratios/supplemental data:
-----------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                 $3,017          $  738
Ratio of expenses to average net assets(b)                 1.04%(c)        1.00%(d)
Ratio of net investment income to average net
  assets(e)                                                4.66%(c)        4.05%(d)
Portfolio turnover rate                                      30%             21%
-----------------------------------------------------------------------------------------

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.04% and 2.44% (annualized) for the periods 1999-1998, respectively.
(c) Ratios are based on average net assets of $1,707,096.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 3.66% and 2.61% (annualized) for the periods 1999-1998, respectively.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within six     charge on redemptions within
                                       years                                one year
- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")
                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a      shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)
- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                      A- 1                            MCF--06/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.


CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                  -----------------------------
AMOUNT OF INVESTMENT                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------------------------------------
             Less than $   25,000     5.50%          5.82%
$ 25,000 but less than $   50,000     5.25           5.54
$ 50,000 but less than $  100,000     4.75           4.99
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
---------------------------------------------------------------


CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                  -----------------------------
AMOUNT OF INVESTMENT                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------------------------------------

             Less than $   50,000     4.75%          4.99%
$ 50,000 but less than $  100,000     4.00           4.17
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     2.50           2.56
$500,000 but less than $1,000,000     2.00           2.04
---------------------------------------------------------------


CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                  -----------------------------
AMOUNT OF INVESTMENT                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------------------------------------
             Less than $  100,000     1.00%           1.01%
$100,000 but less than $  250,000     0.75            0.76
$250,000 but less than $1,000,000     0.50            0.50
---------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a

MCF--06/99                            A- 2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                         ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                       INVESTMENTS
-----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $  0 ($25 per AIM Fund investment for               $ 25
plans, 401(k) plans, Simplified Employee Pension        salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                           50                                                  50
IRA, Education IRA or Roth IRA                      250                                                  50
All other accounts                                  500                                                  50
-----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed Account Application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed Account Application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
-----------------------------------------------------------------------------------------------------------------

                                      A- 3                            MCF--06/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

We will not charge you any fees to redeem your shares; however, your broker or financial consultant may charge service fees for handling these transactions. Your shares may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--06/99                            A- 4

                                 -------------
                                 THE AIM FUNDS
                                 -------------


HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant   Contact your financial consultant.

By Mail                          Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                 (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                 executed stock power; and (4) signature guarantees, if
                                 necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                 resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                                 whether you wish to have federal income tax withheld from
                                 your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                     Call the transfer agent. You will be allowed to redeem by
                                 telephone if (1) the proceeds are to be mailed to the
                                 address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                 you do not hold physical share certificates; (4) you can
                                 provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                 not previously declined the telephone redemption privilege.
                                 Certain accounts, including retirement accounts and 403(b)
                                 plans, may not redeem by telephone. The transfer agent must receive your call during the hours the New York Stock
                                 Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of trading on the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

                                      A- 5                            MCF--06/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.

  You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Advisor Class shares, but only if you acquired the AIM Cash Reserve Shares through an exchange from Advisor Class shares.

YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

MCF--06/99                            A- 6

                                 -------------
                                 THE AIM FUNDS
                                 -------------


- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

Beginning September 15, 1999, the following exchange condition will apply:

- Because excessive short-term trading or market-timing activity can hurt fund performance, you are limited to a maximum of 10 exchanges per calendar year. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the NYSE is open for business; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO:

- REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

- MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

- REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

- WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.

  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase,

                                      A- 7                            MCF--06/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------


exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--06/99                            A- 8

                         ------------------------------
                         AIM HIGH INCOME MUNICIPAL FUND
                         ------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services,
                             Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739
BY TELEPHONE:                (800) 347-4246
BY E-MAIL:                   general@aimfunds.com
ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov) or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

------------------------------------
 AIM High Income Municipal Fund
 SEC 1940 Act file number: 811-7890
------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com    HIM-PRO-1  INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer --or sale is not permitted.




                    Subject to Completion dated June 18, 1999

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION






                           AIM TAX-EXEMPT FUNDS, INC.

                            AIM TAX-EXEMPT CASH FUND
                         AIM TAX-FREE INTERMEDIATE FUND
                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
                         AIM HIGH INCOME MUNICIPAL FUND





                                11 Greenway Plaza
                                    Suite 100
                              Houston, Texas 77046
                                 (713) 626-1919






                                  ------------


      THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT
       SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS FOR THE ABOVE-NAMED
      FUNDS, A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE FROM AUTHORIZED
         DEALERS OR BY WRITING A I M DISTRIBUTORS, INC., P.O. BOX 4739,
             HOUSTON, TEXAS 77210-4739, OR BY CALLING (800) 347-4246



                                  ------------



            STATEMENT OF ADDITIONAL INFORMATION DATED: JULY 29, 1999 RELATING TO THE AIM TAX-EXEMPT CASH FUND PROSPECTUS DATED JULY 29, 1999,
                  THE AIM TAX-FREE INTERMEDIATE FUND PROSPECTUS
              DATED JULY 29, 1999, THE AIM TAX-EXEMPT BOND FUND OF
                   CONNECTICUT PROSPECTUS DATED JULY 29, 1999,
      AND THE AIM HIGH INCOME MUNICIPAL FUND PROSPECTUS DATED JULY 29, 1999

                                TABLE OF CONTENTS

                                                                                                                      PAGE

INTRODUCTION.............................................................................................................1

GENERAL INFORMATION ABOUT THE COMPANY....................................................................................1
         The Company and its Shares......................................................................................1

PERFORMANCE INFORMATION..................................................................................................2
         Yield Calculations..............................................................................................3
         Total Return Calculations.......................................................................................4
         Historical Portfolio Results....................................................................................5

PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................................................................7
         General Brokerage Policy........................................................................................7
         Allocation of Portfolio Transactions............................................................................8
         Section 28(e) Standards.........................................................................................8

INVESTMENT PROGRAM AND RESTRICTIONS......................................................................................9
         Investment Program..............................................................................................9
         Municipal Securities...........................................................................................10
         Maturities.....................................................................................................11
         Quality Standards..............................................................................................12
         Investment in Non-Investment Grade Securities: AIM Tax-Exempt Bond Fund of Connecticut and
                  AIM High Income Municipal Fund Only...................................................................14
         Defaulted Securities...........................................................................................15
         When-Issued or Delayed Delivery Securities.....................................................................15
         Municipal Forward Contracts....................................................................................16
         Illiquid Securities............................................................................................16
         Variable or Floating Rate Instruments..........................................................................17
         Concentration of Investments...................................................................................17
         Risk Factors in Concentrating in Connecticut Municipal Obligations.............................................18
         Diversification Requirements - AIM Tax-Exempt Cash Fund........................................................18
         Synthetic Municipal Instruments................................................................................18
         Standby Commitments............................................................................................19
         Indexed Securities.............................................................................................19
         Zero-Coupon and Pay-in-Kind Securities.........................................................................19
         Insurance......................................................................................................20
         Portfolio Turnover.............................................................................................20
         Other Considerations...........................................................................................20
         Investments in Securities Owned by Officers and Directors......................................................20
         Options and Futures............................................................................................20
                  Covered Call Options:  AIM High Income Municipal Fund Only............................................20
                  Put Options:  AIM High Income Municipal Fund Only.....................................................21
                  Combined Option Positions: AIM High Income Municipal Fund Only........................................21
                  Futures Contracts:  AIM Tax-Exempt Bond Fund of Connecticut and AIM High Income
                           Municipal Fund Only..........................................................................21
                  Options on Futures Contracts:  AIM Tax-Exempt Bond Fund of Connecticut and AIM High
                           Income Municipal Fund Only...................................................................22
                  Risks as to Futures Contracts and Related Options.....................................................22
         Investment Restrictions........................................................................................23

MANAGEMENT..............................................................................................................27
         Directors and Officers.........................................................................................27

INVESTMENT ADVISORY AND OTHER SERVICES..................................................................................33
         Distribution Plans.............................................................................................36
         The Distributor................................................................................................41

SALES CHARGES AND DEALER CONCESSIONS....................................................................................43

REDUCTIONS IN INITIAL SALES CHARGES.....................................................................................45

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS.............................................................................48

HOW TO PURCHASE AND REDEEM SHARES.......................................................................................50
         Backup Withholding.............................................................................................51

DETERMINATION OF NET ASSET VALUE........................................................................................52

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS................................................................................54
         Dividends and Distributions....................................................................................54
         Tax Matters....................................................................................................54

DESCRIPTION OF MONEY MARKET INSTRUMENTS (AIM Tax-Exempt Cash Fund Only).................................................59
         Money Market Obligations.......................................................................................59

SHAREHOLDER INFORMATION.................................................................................................59

MISCELLANEOUS INFORMATION...............................................................................................61
         Shareholder Inquiries..........................................................................................61
         Audit Reports..................................................................................................62
         Legal Matters..................................................................................................62
         Custodian and Transfer Agent...................................................................................62
         Control Persons and Principal Holders of Securities............................................................62

RATINGS OF SECURITIES...................................................................................................65

FINANCIAL STATEMENTS....................................................................................................FS

                                  INTRODUCTION


         AIM Tax-Exempt Funds, Inc. (formerly named AIM Tax-Free Funds, Inc.) (the "Company") is a series mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in four Prospectuses (the "Prospectuses"), one of which is dated July 29, 1999 and relates to the Class A shares of the Company's AIM TAX-EXEMPT CASH FUND, one of which is dated July 29, 1999 and relates to the Class A shares of the Company's AIM TAX-FREE INTERMEDIATE FUND, one of which is dated July 29, 1999 and relates to the Class A shares of the Company's AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, and one of which is dated July 29, 1999 and relates to the Class A, Class B and Class C shares of the Company's AIM HIGH INCOME MUNICIPAL FUND (collectively, the "Funds" and each separately a "Fund"). Copies of the Prospectuses and additional copies of this Statement of Additional Information may be obtained without charge by writing the distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Investors must receive a Fund's Prospectus before they invest in that Fund.

         This Statement of Additional Information is intended to furnish investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Funds' current Prospectuses. Additionally, the Prospectuses and this Statement of Additional Information omit certain information contained in the Company's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectuses and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                      GENERAL INFORMATION ABOUT THE COMPANY

THE COMPANY AND ITS SHARES

         The Company was incorporated under the laws of the State of Maryland on May 3, 1993, and is registered with the SEC as an open-end series management investment company. Currently, the Company has four separate series portfolios, AIM TAX-EXEMPT CASH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT (each of which currently offers only Class A shares) and AIM HIGH INCOME MUNICIPAL FUND (which currently offers Class A, Class B and Class C shares).

         On October 15, 1993, pursuant to an Agreement and Plan of Reorganization between the Company and AIM Funds Group, a Massachusetts business trust ("AFG"), the Company's AIM TAX-EXEMPT CASH FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT succeeded to the assets and assumed the liabilities of AFG's AIM Tax-Exempt Cash Fund and AIM Tax-Exempt Bond Fund of Connecticut (the "AFG Funds"), respectively. Similarly, on October 15, 1993, pursuant to an Agreement and Plan of Reorganization between the Company and Tax-Free Investments Co., a Maryland corporation ("TFIC"), the Company's AIM TAX-FREE INTERMEDIATE FUND (named the Intermediate Portfolio prior to September 25, 1997) succeeded to the assets and assumed the liabilities of TFIC's Intermediate Portfolio (together with the AFG Funds, the "Predecessor Funds"). All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993, relating to such Funds is that of the Predecessor Funds.

         Shares of common stock of the Company are redeemable at their net asset value at the option of the shareholder or at the option of the Company in certain circumstances. Class A shares of AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-FREE INTERMEDIATE FUND and AIM HIGH INCOME MUNICIPAL FUND purchased in amounts of $1 million or more may be subject to a contingent deferred sales charge under certain circumstances. For information concerning the methods of redemption and the rights of share ownership, investors should consult the Prospectuses under the caption "Redeeming Shares."

         As used in the Prospectuses, the term "majority of the outstanding shares" of the Company or a Fund or a particular class of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company or the Fund or the class present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Company or the Fund or the class are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Company or the Fund or the class.

         Each class of shares of the same Fund represents interests in that Fund's assets and has identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan (although holders of Class A and Class C shares and holders of Class B shares of AIM HIGH INCOME MUNICIPAL FUND must approve any material increase in fees payable with respect to the Fund under the Class A and C Plan).

         Shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of a Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of each class of shares is approval of a distribution plan. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

         Under Maryland law and the Company's By-laws, the Company need not hold an annual meeting of shareholders unless a meeting is otherwise required under the Investment Company Act of 1940, as amended (the "1940 Act") to elect directors. Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.

         The assets received by the Company for the issue or sale of shares of each Fund, and all income, earnings, profits, losses and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate Fund. They constitute the underlying assets of each Fund, are required to be segregated on the Company's books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Directors, primarily on the basis of relative net assets, or other relevant factors.


                             PERFORMANCE INFORMATION

         The performance of each Fund may be quoted in advertising in terms of yield or total return. Both types of performance are based on historical results and are not intended to indicate future performance. All advertisements for each Fund will disclose the maximum sales charge imposed on purchases of that Fund's shares. If any advertised performance data does not reflect the maximum sales charge, such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

YIELD CALCULATIONS

         AIM TAX-FREE INTERMEDIATE FUND, AIM HIGH INCOME MUNICIPAL FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

         Yield is computed in accordance with standardized formulas described in this Statement of Additional Information and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield reflects investment income net of expenses over the relevant period attributable to a Fund share, expressed as an annualized percentage of the maximum offering price per share for AIM HIGH INCOME MUNICIPAL FUND, AIM TAX-FREE INTERMEDIATE FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, and net asset value per share for AIM TAX-EXEMPT CASH FUND.

         Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in a Fund. A tax-equivalent yield is calculated in the same manner as the standard yield with an adjustment for a stated, assumed tax rate. The Funds may also demonstrate the effect of such tax-equivalent adjustments generally by comparing various yield levels with their corresponding tax-equivalent yields, given a stated tax rate.

         Calculations of yield will take into account the total income earned by the AIM TAX-FREE INTERMEDIATE FUND, AIM HIGH INCOME MUNICIPAL FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, respectively, including taxable income, if any; however, all three Funds intend to invest their respective assets so that substantially all annual interest income will be tax-exempt.

         Yields for each Fund used in advertising are computed as follows: (a) divide the Fund's income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period; (b) divide the figure arrived at in step (a) by the offering price of the Fund's shares (including the maximum sales charge, if any) at the end of the period; and (c) annualize the result (assuming compounding of income) in order to arrive at an annual percentage rate. For purposes of such yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are excluded from this yield calculation.

         A Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus a stated tax rate (if only a portion of the Fund's yield was tax-exempt, only that portion would be adjusted in the calculation).

         A Fund also may quote its distribution rate, which expresses the historical amount of income the Fund paid as dividends to its shareholders as a percentage of the Fund's offering price. The distribution rates for the Class A shares of AIM TAX-FREE INTERMEDIATE FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT for the thirty days ended March 31, 1999, were 4.38% and 4.47%, respectively. The distribution rates for the Class A shares, B shares and C shares of AIM HIGH INCOME MUNICIPAL FUND for the thirty days ended March 31, 1999 were 5.24%, 4.75% and 4.75%, respectively.

         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         AIM TAX-EXEMPT CASH FUND

         The standard formula for calculating annualized yield for AIM TAX-EXEMPT CASH FUND is as follows:


                           Y = (V(1) -- V(0))    x     365
                               --------------          ---
                                    V(0)                7


                  Where       Y    =    annualized yield.
                              V(0) =    the value of a hypothetical pre-existing
                                        account in the Fund having a balance of
                                        one share at the beginning of a stated
                                        seven-day period.
                              V(1) =    the value of such an account at the end
                                        of the stated period.

         The standard formula for calculating effective annualized yield for the Fund is as follows:
                                          (365/7)
                              EY = (Y + 1)        - 1

                  Where EY = effective annualized yield. Y = annualized yield, as determined above.

         For purposes of the annualized yield and effective annualized yield, the net change in the value of the hypothetical AIM TAX-EXEMPT CASH FUND account reflects the value of additional shares purchased with dividends from the original shares and any such additional shares, and all fees charged, other than non-recurring account or sales charges, to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include realized gains or losses or unrealized appreciation and depreciation and income other than investment income.

         Tax-equivalent yield for the Fund will be calculated by dividing that portion of the yield of the Fund (as determined above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion of the yield that is not tax-exempt.

TOTAL RETURN CALCULATIONS (All Funds)

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total return does not represent the actual year-to-year performance of a Fund.

         In addition to average annual total return, a Fund may quote unaveraged or cumulative total return reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in tables, graphs or similar illustrations. Total returns may be quoted with or without taking any applicable maximum sales charge or contingent deferred sales charge into account. The total returns included for the Funds do not include applicable maximum sales charges and contingent deferred sales charges. Excluding a Fund's sales charge from a total return calculation produces a higher total return figure.

HISTORICAL PORTFOLIO RESULTS

         From time to time, A I M Advisors, Inc. ("AIM") or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

         A Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. A Fund may also advertise mutual fund performance rankings which have been assigned to it by such monitoring services.

         A Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the Consumer Price Index, the Standard & Poor's 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts. In addition, a Fund's long-term performance may be described in advertising in relation to historical, political and/or economic events. An investor should be aware that an investment in a Fund is subject to risks not present in ownership of a certificate of deposit, due to greater risk of loss of capital.

         From time to time, sales literature and/or advertisements for any of the Funds may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other mutual funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. These topics include, but are not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, asset allocation, tax-free investing, college planning and inflation.

         AIM TAX-EXEMPT CASH FUND

         The annualized and effective annualized yields for the Class A shares for the seven-day period ended March 31, 1999, were 2.61% and 2.64%, respectively. Assuming a tax rate of 39.6%, these yields for the Class A shares of the Fund on a tax-equivalent basis were 3.82% and 3.87%, respectively.

         The annual average total returns of the Class A shares of the Fund for the one, five and ten-year periods ended March 31, 1999, were 2.90%, 2.87% and 3.22%, respectively. The cumulative total returns of the Class A shares of the Fund for the one, five and ten-year periods ended March 31, 1999, were 2.90%, 9.11% and 37.32%, respectively.

         AIM TAX-FREE INTERMEDIATE FUND

         The following chart shows the total returns of the Class A shares of the Fund for the one and five-year periods ended March 31, 1999, and the period from May 11, 1987 (date operations commenced) through March 31, 1999:

                                                                        Average
                           Period                                    Annual Return               Cumulative Return
                           ------                                    -------------               -----------------
                           One year ended 3/31/99                        4.24%                          4.24%
                           Five years ended 3/31/99                      5.50%                         30.69%
                           5/11/87 through 3/31/99                       6.27%                        105.99%

         The 30-day yield of the Fund's Class A shares as of March 31, 1999, was 3.46%, with a corresponding tax-equivalent yield of 5.73%, assuming a tax rate of 39.6%.

         AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

         The following chart shows the total returns of the Class A shares of the Fund for the one and five-year periods ended March 31, 1999, and the period from October 3, 1989 (date operations commenced) through March 31, 1999:

                                                                        Average
                           Period                                    Annual Return               Cumulative Return
                           ------                                    -------------               -----------------
                           One year ended 3/31/99                         (0.32)%                      (0.32)%
                           Five years ended 3/31/99                        5.19%                       28.77%
                           10/03/89 through 3/31/99                        6.40%                       80.18%

         The 30-day yield of the Fund's Class A shares as of March 31, 1999, was 3.18%, with a corresponding Connecticut individual's tax-equivalent yield of 5.26%, assuming a federal tax rate of 39.6%, and a state tax rate of 2.72%.

         AIM HIGH INCOME MUNICIPAL FUND

         The following chart shows total returns of the Class A shares of the Fund for the one-year period ended March 31, 1999, and the period from January 2, 1998 (date operations commenced) through March 31, 1999:

                                                                        Average
                           Period                                    Annual Return               Cumulative Return
                           ------                                    -------------               -----------------
                           One year ended 3/31/99                          0.96%                        0.96%
                           1/02/98 through 3/31/99                         1.62%                        2.01%

         The following chart shows total returns of the Class B shares of the Fund for the one-year period ended March 31, 1999, and the period from January 2, 1998 (date operations commenced) through March 31, 1999:

                                                                        Average
                           Period                                    Annual Return               Cumulative Return
                           ------                                    -------------               -----------------
                           One year ended 3/31/99                            0.23%                        0.23%
                           1/02/98 through 3/31/99                           1.67%                        2.08%

         The following chart shows total returns of the Class C shares of the Fund for the one-year period ended March 31, 1999, and the period from January 2, 1998 (date operations commenced) through March 31, 1999:

                                                                        Average
                           Period                                    Annual Return               Cumulative Return
                           ------                                    -------------               -----------------
                           One year ended 3/31/99                            4.23%                        4.23%
                           1/02/98 through 3/31/99                           4.86%                        6.06%

         The 30-day yields of the Fund's Class A, Class B and Class C shares as of March 31, 1999, were 5.42%, 4.92% and 4.92%, respectively, with the corresponding tax-equivalent yields of 8.97%, 8.15% and 8.15% respectively, assuming a tax rate of 39.6%.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

         AIM makes decisions to buy and sell securities for the Funds, selects broker-dealers, effects the Funds' investment transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. Since purchases and sales of portfolio securities by the Funds are usually principal transactions, the Funds incur little or no brokerage commission. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate (as applicable). While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

         In the event a Fund purchases securities traded over-the-counter, the Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Fund transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers which sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

         AIM will seek, whenever possible, to recapture for the benefit of the Funds any commissions, fees, brokerage or similar payments paid by the Funds on portfolio transactions. Normally, the only fees which AIM can recapture are the soliciting dealer fees on the tender of the Funds' securities in a tender or exchange offer.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of the Funds, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, the Funds may purchase or sell a security from or to another AIM Fund provided the Funds follow procedures adopted by the Board of Directors/Trustees of the various AIM Funds, including the Company. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

         Under the 1940 Act, certain persons affiliated with the Company are prohibited from dealing with the Company as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The 1940 Act also prohibits the Company from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Company are members except in accordance with certain conditions. These conditions may restrict the ability of the Funds to purchase municipal securities being publicly underwritten by such syndicate, and the Funds may be required to wait until the syndicate has been terminated before buying such securities. At such time, the market price of the securities may be higher or lower than the original offering price. A person affiliated with the Company may, from time to time, serve as placement agent or financial advisor to an issuer of Municipal Securities and be paid a fee by such issuer. The Funds may purchase such Municipal Securities directly from the issuer, provided that the purchase is reviewed by the Company's Board of Directors and a determination is made that the placement fee or other remuneration paid by the issuer to a person affiliated with the Company is fair and reasonable in relation to the fees charged by others performing similar services. During the fiscal years ended March 31, 1998, 1997 and 1996, no securities or instruments were purchased by the Funds from issuers who paid placement fees or other compensation to a broker affiliated with the Funds.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage several other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by a Fund and one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of a Fund and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among such Fund and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Funds' ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to the Funds. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

SECTION 28(e) STANDARDS

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to them, Funds may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Company's directors with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fees paid by the Funds are not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         The Funds paid no brokerage commissions to brokers affiliated with the Funds during the past three fiscal years of each of AIM TAX-EXEMPT CASH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, and during the past fiscal year and for the period January 2, 1998 (date operations commenced) through March 31, 1998 of AIM HIGH INCOME MUNICIPAL FUND.


                       INVESTMENT PROGRAM AND RESTRICTIONS

INVESTMENT PROGRAM

         Information concerning each Fund's investment objective and operating policies is set forth in the applicable Prospectus. The investment policies and standards are not fundamental policies of the Funds and may be changed by the Board of Directors without shareholder approval. Shareholders will be notified before any material change in the investment policies become effective. The principal features of each Fund's investment program and the primary risks associated with that investment program are also discussed in the applicable Prospectus. There can be no assurance that a Fund will achieve its objective. The values of the securities in which a Fund invests fluctuate based upon interest rates, the financial stability of the issuer and other market factors. The following is a more detailed description of the portfolio instruments eligible for purchase by the Funds, which augments the discussion of the Funds' investment programs which appears under the caption "Investment Objective and Strategies" in the Prospectuses.

         Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by a Fund. Neither event would require a Fund to dispose of the security, but AIM will consider such events to be relevant in determining whether the Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, a Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

         The Funds may from time to time invest in taxable short-term investments ("Taxable Investments") consisting of obligations of the U.S. Government, its agencies or instrumentalities, banks and corporations, short-term fixed income securities, and repurchase agreements/reverse repurchase agreements (instruments under which the seller agrees to repurchase the security at a specified time and price) relating thereto; commercial paper rated within the highest rating category by a recognized rating agency; and certificates of deposit of domestic banks with assets of at least $1.5 billion or more as of the date of their most recently published financial statements. A Fund may invest in Taxable Investments, for example, due to market conditions or pending the investment of proceeds from the sale of its shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. Although interest earned from Taxable Investments will be taxable to shareholders as ordinary income, the Funds generally intend to minimize taxable income through investment, when possible, in short-term tax-exempt securities, which may include shares of other investment companies whose dividends are tax-exempt.

MUNICIPAL SECURITIES

         "Municipal Securities" include debt obligations of states, territories or possessions of the United States and District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

         Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters - Tax Matters."

         The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Funds' assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by a Fund will vary from time to time.

         Also included in "municipal securities" are municipal lease obligations, which may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The Funds may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. The Company's Board of Directors has established guidelines and procedures for determining the liquidity and valuation of municipal lease obligations, and supervises AIM's determinations of the credit quality and cancellation risk of unrated municipal lease obligations.

         Municipal Securities also include the following securities:

         BOND ANTICIPATION NOTES usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

         TAX ANTICIPATION NOTES are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

         REVENUE ANTICIPATION NOTES are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

         TAX-EXEMPT COMMERCIAL PAPER (MUNICIPAL PAPER) is identical to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

         The Funds also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

         The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. The yield realized by a Fund's shareholders will be the yield realized by the Fund on its investments, reduced by the general expenses of the Fund and the Company. The market values of the Municipal Securities held by a Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

MATURITIES

         AIM TAX-EXEMPT CASH FUND will attempt to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds the per share net asset value of its shares in compliance with applicable rules and regulations. Accordingly, the Fund invests only in securities having remaining maturities of 397 days or less and maintains a dollar weighted average portfolio maturity of 90 days or less. The maturity of a security held by the Fund is determined in compliance with applicable rules and regulations. Certain securities bearing interest at rates that are adjusted prior to the stated maturity of the instrument or that are subject to redemption or repurchase agreements are deemed to have maturities shorter than their stated maturities.

         AIM TAX-FREE INTERMEDIATE FUND may invest only in Municipal Securities which have maturities of ten and one-half years or less, and will maintain a dollar weighted average maturity of more than three years and not more than seven and one-half years. For purposes of this limitation, the maturity of an instrument will be considered to be the earlier of:

         (a) the stated maturity of the instrument; or

         (b) the date, if any, on which the issuer has agreed to redeem or purchase the instrument; or

         (c) in the case of a variable rate instrument, the next date on which the coupon rate is to be adjusted.

         AIM HIGH INCOME MUNICIPAL FUND may invest its assets without regard to the maturity of the various securities it purchases, and will not seek to maintain any particular average portfolio maturity.

QUALITY STANDARDS

AIM TAX-FREE INTERMEDIATE FUND. The following quality standards apply at the time a security is purchased. Information concerning the ratings criteria of Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch Investors Service, Inc. ("Fitch") appears herein under the caption "Ratings of Securities."

The Fund may purchase Municipal Securities which meet any of the following quality criteria:

         (a) They are rated within the three highest ratings for municipal obligations by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A), or have received a comparable rating from another NRSRO; or

         (b) They are rated within the two highest ratings for short-term municipal obligations by Moody's (MIG 1/VMIG 1/P-1 or MIG 2/VMIG 2/P-2), or S&P (SP-1/A-1 or SP-2/A-2), or have received a comparable rating from another NRSRO; or

         (c) They are guaranteed as to payment of principal and interest by the
U. S. Government; or

         (d) They are fully collateralized by an escrow of U.S. Government or other high quality securities; or

         (e) They are not rated, if other Municipal Securities of the same issuer are rated A or better by Moody's or S&P, or have received a comparable rating from another NRSRO; or

         (f) They are not rated, but are determined by AIM to be of comparable quality to the rated obligations in which the Fund may invest.

         Since the Fund invests in securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.

AIM TAX-EXEMPT BOND FUND OF CONNECTICUT. At least 80% of the municipal bonds purchased by the Fund will be rated within the four highest rating categories, or will be obligations of issuers having an issue of outstanding municipal bonds rated within the four highest rating categories, of any NRSRO. A description of municipal bond ratings is contained herein under the caption "Rating of Securities."

         The Fund will maintain less than 35% of its net assets in bonds and other Municipal Securities rated below Baa/BBB by Moody's or S&P, respectively, or a comparable rating of any other NRSRO. During the last fiscal year, the Fund did not invest in any such securities, and the Fund expects to invest less than 5% of its net assets in such securities during the current fiscal year. See "Rating of Securities" for information regarding bond rating categories. Up to 20% of the Fund's net assets may be invested in unrated municipal bonds and other Municipal Securities if in the judgment of AIM, after considering available information as to the creditworthiness of the issuer and its ability to meet its future debt obligations, such investments are similar in quality to those bonds and other Municipal Securities rated within the four highest NRSRO rating categories mentioned above. For purposes of the foregoing percentage limitations, municipal bonds (i) which have been collateralized with U.S. Government securities held in escrow until the municipal securities refunding date or final maturity, but (ii) which have not been re-rated by a NRSRO, will be treated by the Fund as the equivalent of Aaa/AAA rated securities.

         Securities held by the Fund that are rated below Baa/BBB by Moody's or S&P, respectively, may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for high yield bonds and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of high yield bonds and an increase in issuers' defaults on such bonds.

         Also, many issuers of high yield bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to recover full principal or to receive payments when senior securities are in default.

         The credit rating of a security does not necessarily address its market value risk. Also, ratings may from time to time be changed to reflect developments in the issuer's financial condition. Securities held by the Fund may have speculative characteristics which are apt to increase in number and significance with each lower rating category.

         When the secondary market for high yield bonds becomes increasingly illiquid, or in the absence of readily available market quotations for such bonds, the relative lack of reliable, objective data makes the responsibility of the Board of Directors to value the Fund's securities more difficult, judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the high yield bond market may affect the Fund's ability to dispose of portfolio securities at a desirable price.

         In addition, if the Fund experiences unexpected net redemptions, it could be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Also, prices of high yield bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual issuer developments than are more highly rated instruments.

AIM TAX-EXEMPT CASH FUND. The Fund will limit its investments to those securities which at the time of purchase are "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as amended from time to time, and which the Company's Board of Directors has determined present minimal credit risk. Generally, "Eligible Securities" are securities that are rated in one of the two highest rating categories by two NRSROs, or if rated by only one NRSRO, are rated in one of the two highest rating categories by that NRSRO, or if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Directors) to be of comparable quality to a rated security that meets such quality standards. Eligible securities also include securities issued by a registered investment company that is a money market fund and U.S. government securities. Since AIM TAX-EXEMPT CASH FUND invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

INVESTMENT IN NON-INVESTMENT GRADE SECURITIES: AIM TAX-EXEMPT BOND FUND OF CONNECTICUT AND AIM HIGH INCOME MUNICIPAL FUND ONLY

         In pursuit of its investment objective AIM TAX-EXEMPT BOND FUND OF CONNECTICUT will maintain less than 35% of its net assets in debt securities rated below Baa/BBB. In pursuit of its investment objective AIM HIGH INCOME MUNICIPAL FUND will usually maintain, under normal market conditions, at least 80% of its net assets in a diversified portfolio of Municipal Securities which are rated Baa/BBB or lower by Moody's or S&P or another NRSRO (or which are unrated but are determined by AIM to be of comparable quality to such securities), and the interest of which is exempt from federal income taxes (including the alternative minimum tax). Such non-investment grade debt securities are typically considered high risk securities and are commonly referred to as "junk bonds."

         Although non-investment grade debt securities generally offer higher yields than investment grade securities with similar maturities, non-investment grade securities involve greater risks, including the possibility of default or bankruptcy. In general, they are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and principal. Other potential risks associated with investing in non-investment grade securities include: (i) greater market price volatility resulting from changes in or uncertainty about economic conditions, and changes in the actual or perceived ability of the issuer to meet its obligations; (ii) greater sensitivity of highly leveraged issuers to adverse economic changes and individual issuer developments; and
(iii) liquidity may be affected by adverse publicity and changing investor perceptions about these securities in general and/or a particular issuer's credit quality.

         As with any other asset held by AIM TAX-EXEMPT BOND FUND OF CONNECTICUT or AIM HIGH INCOME MUNICIPAL FUND, any reduction in market value of such securities as a result of the above factors would be reflected in each Funds' net asset value. In addition, because AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM HIGH INCOME MUNICIPAL FUND invest in non-investment grade securities they may incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal and interest on their holdings. Due to such risks, successful investments in non-investment grade securities will be more dependent on AIM's credit analysis than generally would be the case for investments in securities which are investment grade.

         It is uncertain how the market for non-investment grade securities will perform during a prolonged period of rising interest rates. A prolonged economic downturn or a prolonged period of rising interest rates could adversely affect the market for these securities, increasing their volatility, and reduce their value and liquidity. Moreover, lower quality securities tend to be less liquid than higher rated securities because the market for them is not as broad or active. If market quotations are not available, these securities will be valued in accordance with procedures established by the Company's Board or Directors. Judgment may therefore play a greater role in valuing non-investment grade securities.

         In the event AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM HIGH INCOME MUNICIPAL FUND experience an unexpected level of net redemptions, the Funds could be forced to sell their non-investment grade securities without regard to their investment merits, thereby decreasing the asset base upon which the Funds' expenses can be spread and possibly reducing the Funds' rate of return.

         During the fiscal year ended March 31, 1999, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT did not invest in any securities which were rated below investment grade, and the Fund expects to invest less than 5% of its net assets in such securities during the next fiscal year. During the fiscal year ended March 31, 1999, AIM HIGH INCOME MUNICIPAL FUND invested 94.97% of its net assets in securities which were (i) rated below investment grade, or (ii) unrated and determined by AIM to be of comparable quality to securities rated below investment grade. The Fund expects to invest a significant portion of its net assets in Municipal Securities which are non-investment grade or unrated and determined by AIM to be of comparable quality to securities rated below investment grade during the next fiscal year. See "Ratings of Securities" in this Statement of Additional Information.

         Issuers of non-investment grade debt securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, such securities are subordinated to the prior payment of indebtedness senior to the securities purchased by the Funds, thus potentially limiting a Fund's ability to recover full principal or to receive payments when senior securities are in default. When the secondary market for non-investment grade debt securities becomes increasingly illiquid, including the absence of readily available market quotations, the relative lack of reliable, objective data makes the responsibility of the Board of Directors to value a Fund's securities more difficult, and judgment plays a greater role in the valuation of portfolio securities, which may have a negative impact on the ability to accurately value the Fund's assets. Also, increased illiquidity in the non-investment grade debt market may affect a Fund's ability to dispose of portfolio securities at a desirable price.

         The credit rating of a security does not necessarily address its market value risk. Also, ratings may from time to time be changed to reflect developments in the issuer's financial condition. Non-investment grade debt securities have speculative characteristics which generally increase in number and significance with each successive lower rating category. Also, prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual issuer developments than more highly rated debt securities.

DEFAULTED SECURITIES

         AIM HIGH INCOME MUNICIPAL FUND may invest up to 10% of its total assets in defaulted securities. In order to enforce its rights in defaulted securities, AIM HIGH INCOME MUNICIPAL FUND may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase AIM HIGH INCOME MUNICIPAL FUND'S operating expenses and adversely affect its net assets value. Any income derived from the ownership or operation of such assets would not be tax-exempt. The ability of a holder of a defaulted tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. Any investments by AIM HIGH INCOME MUNICIPAL FUND in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board of Directors.

WHEN-ISSUED OR DELAYED DELIVERY SECURITIES

         The Funds may purchase Municipal Securities on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Funds also may purchase or sell Municipal Securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the "delayed delivery" securities are fixed at the time the buyer enters into the commitment. The Funds will only make commitments to purchase when-issued or delayed delivery Municipal Securities with the intention of actually acquiring such securities, but the Funds may sell these securities before the settlement date if it is deemed advisable.

         If a Fund purchases a when-issued or delayed delivery security, the Fund will direct its custodian bank to collateralize the when-issued or delayed delivery commitment by segregating liquid assets of a dollar value sufficient at all times to make payment for the when-issued or delayed-delivery securities. Such segregated liquid assets will be marked-to-market, and the amount segregated will be increased if necessary to maintain adequate coverage of the Fund's when-issued or delayed delivery commitments. If Fund assets are so segregated, the assets will be valued at market for the purpose of determining the adequacy of the segregated securities. If the market value of such securities declines below the value of the commitment, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued or delayed delivery commitments. To the extent assets are segregated, they will not be available for new investment or to meet redemptions.

         Securities purchased on a when-issued or delayed delivery basis and the other securities held by a Fund are subject to changes in market value based on the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way (e.g., appreciating when interest rates fall)). Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed delivery basis, there is a possibility that the Fund will experience greater fluctuation in the market value of its assets.

         Furthermore, when the time comes for a Fund to meet its obligations under when-issued or delayed delivery commitments, the Fund will do so by use of its then available cash, by the sale of the segregated liquid assets, by the sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation thereunder). The sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income taxes. The value of when-issued or delayed delivery securities on the settlement date may be more or less than the purchase price.

         Investments in when-issued or delayed delivery securities may increase a Fund's exposure to market fluctuations and may increase the possibility that a Fund will incur short-term losses if the Fund engages in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, a Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. The Funds will employ techniques designed to reduce such risks.

MUNICIPAL FORWARD CONTRACTS

         As a non-fundamental policy, AIM TAX-EXEMPT CASH FUND will not enter into when-issued commitments if more than 25% of its net assets would be subject to commitments for when-issued and delayed delivery securities.

         AIM HIGH INCOME MUNICIPAL FUND may purchase municipal forward contracts. A municipal forward contract is a Municipal Security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. AIM will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Board of Directors. The Fund will not invest more than 5% of the value of its total assets in municipal forward contracts.

ILLIQUID SECURITIES

         Each Fund may invest up to 15% of its net assets (10% of the net assets of AIM TAX-EXEMPT CASH FUND) in securities that are illiquid. Illiquid securities include securities that cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. The Board is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A restricted securities on behalf of the Funds and monitoring AIM's implementation of the guidelines and procedures.

VARIABLE OR FLOATING RATE INSTRUMENTS

         The Funds may invest in Municipal Securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of Municipal Securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed rate obligations. Many Municipal Securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate Municipal Securities held by the Funds.

         AIM HIGH INCOME MUNICIPAL FUND may invest in inverse floating rate obligations or residual interest bonds, or other obligations or certificates related to such securities which have similar features. These types of obligations generally have floating or variable interest rates that move in the opposite direction of short-term interest rates, and generally increase or decrease in value in response to changes in short-term interest rates at a rate which is a multiple (typically two) of the rate at which long-term fixed rate tax-exempt securities increase or decrease in response to such changes. As a result, such obligations have the effect of providing investment leverage and may be more volatile than long-term fixed rate tax-exempt securities.

CONCENTRATION OF INVESTMENTS

         As a non-fundamental policy, neither AIM TAX-EXEMPT CASH FUND nor AIM TAX-FREE INTERMEDIATE FUND will purchase any securities of an issuer if, after giving effect to such purchase 25% or more of the value of such Fund's total assets would be invested in securities of one or more issuers conducting their principal activities in the same state. Each of AIM TAX-EXEMPT CASH FUND, AIM TAX-FREE INTERMEDIATE FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT may invest 25% of its total assets in industrial development bonds.

         As a non-fundamental policy, neither AIM TAX-EXEMPT CASH FUND nor AIM TAX-FREE INTERMEDIATE FUND will purchase securities of an issuer if, after giving effect to such purchase, 25% or more of the value of such Fund's total assets would be invested in securities the interest on which is paid from revenues of projects with similar characteristics. This policy applies to industrial development bonds as well as other tax-exempt securities. This policy shall not apply, however, in the event such securities are subject to a guarantee. As a non-fundamental policy, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT may invest more than 25% of the value of its total assets in securities where the issuers' interest obligations are paid from revenue of similar projects. As a non-fundamental policy, with respect to securities that are subject to a guarantee, the Funds do not intend to purchase any such security if, after giving effect to such purchase, 25% or more of the applicable Fund's total assets would be invested in securities issued or guaranteed by entities in a particular industry. Securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to this policy.

         As a non-fundamental policy, AIM HIGH INCOME MUNICIPAL FUND may invest more than 25% of the value of its total assets in Municipal Securities issued by entities having similar characteristics, such as (i) securities the issuers of which are located in the same geographic area or where issuers' interest obligations are paid from revenue of similar projects, or (ii) industrial development revenue bonds, including pollution control revenue bonds, housing finance agency bonds or hospital bonds. The Fund may not, however, invest more than 25% of the value of its total assets in industrial development revenue bonds, including pollution control revenue bonds, issued for companies in the same industry. Sizeable investments in such securities could involve an increased risk to AIM HIGH INCOME MUNICIPAL FUND if any of such issuers or any such related projects or facilities experience financial difficulties. The Fund may, but does not currently intend to, invest more than 25% of the value of its total assets in securities whose issuers are located in any of the following states: Arizona, California, Colorado, Connecticut, Florida, Illinois, Michigan, Massachusetts, New Hampshire, New Jersey, New York, Ohio, Pennsylvania and Texas.

RISK FACTORS IN CONCENTRATING IN CONNECTICUT MUNICIPAL OBLIGATIONS

         Since AIM TAX-EXEMPT BOND FUND OF CONNECTICUT invests primarily in obligations of the State of Connecticut, the marketability and market value of these obligations may be affected by the regional economy, certain Connecticut constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives. The ability of the Fund to achieve its objective is affected by the ability of municipal issuers to meet their payment obligations. Problems which may arise in the foregoing areas and which are not resolved could adversely affect the various Connecticut issuers' abilities to meet their financial obligations.

DIVERSIFICATION REQUIREMENTS - AIM TAX-EXEMPT CASH FUND

         As a money market fund, AIM TAX-EXEMPT CASH FUND is subject to the diversification requirements of Rule 2a-7 under the 1940 Act. This Rule sets forth two different diversification requirements: one applicable to the issuer of Municipal Securities (provided that such securities are not subject to a demand feature or a guarantee), and one applicable to Municipal Securities with demand features or guarantees.

         The issuer diversification requirement provides that the Fund may not invest in the securities of any issuer if, as a result, more than 5% of its total assets would be invested in securities issued by such issuer. If the securities are subject to a demand feature or guarantee, however, they are not subject to this requirement. Moreover, for purposes of this requirement, the issuer of a security is not always the nominal issuer. Instead, in certain circumstances, the underlying obligor of a security is deemed to be the issuer of the security. Such circumstances arise for example when another political subdivision agrees to be ultimately responsible for payments of principal of an interest on a security or when the assets and revenues of a non-governmental user of the facility financed with the Municipal Securities secures repayment of such securities.

         The diversification requirement applicable to Municipal Securities subject to a demand feature or guarantee provides that, with respect to 75% of its total assets, the Fund may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same entity. A demand feature permits the Fund to sell a Municipal Security at approximately its amortized cost value plus accrued interest at specified intervals upon no more than 30 days' notice. A guarantee includes a letter of credit, bond insurance and an unconditional demand feature (provided the demand feature is not provided by the issuer of the security.)

SYNTHETIC MUNICIPAL INSTRUMENTS

         AIM believes that certain synthetic municipal instruments provide opportunities for mutual funds to invest in high credit quality securities providing attractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. AIM TAX-EXEMPT CASH FUND may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. Synthetic municipal instruments comprise a large percentage of tax-exempt securities eligible for purchase by tax-exempt money market funds. The types of synthetic municipal instruments in which the Fund may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell its certificate to the Sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.

         All synthetic municipal instruments must meet the minimum quality standards for AIM TAX-EXEMPT CASH FUND'S investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Fund, AIM considers the creditworthiness of the issuer of the Underlying Bond, the Sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature). Typically, a certificate holder cannot exercise the demand feature upon the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

         The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the Internal Revenue Service has not issued a ruling addressing this issue. In the event the Internal Revenue Service issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to AIM TAX-EXEMPT CASH FUND on certain synthetic municipal instruments would be deemed to be taxable. AIM TAX-EXEMPT CASH FUND relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

STANDBY COMMITMENTS

         AIM HIGH INCOME MUNICIPAL FUND may acquire standby commitments from banks or other municipal securities dealers with respect to securities in its portfolio or that are being purchased by the Fund. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments depend upon the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used for this purpose, AIM reviews the creditworthiness of the banks and other municipal securities dealers from which AIM HIGH INCOME MUNICIPAL FUND obtains standby commitments in order to evaluate those risks.

INDEXED SECURITIES

         AIM HIGH INCOME MUNICIPAL FUND may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

ZERO-COUPON AND PAY-IN-KIND SECURITIES

         AIM HIGH INCOME MUNICIPAL FUND may, but does not currently intend to, invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, AIM HIGH INCOME MUNICIPAL FUND may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

INSURANCE

         AIM HIGH INCOME MUNICIPAL FUND may purchase insurance for non-insured Municipal Securities in which it invests. The purchase of such insurance is expected to enhance the value of the security for which insurance is purchased. The cost of purchasing such insurance would be an expense of the Fund.

PORTFOLIO TURNOVER

         Ordinarily, AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, and AIM HIGH INCOME MUNICIPAL FUND do not purchase securities with the intention of engaging in short-term trading. However, any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent in light of the Funds' investment objectives, regardless of the holding period of that security. A higher rate of portfolio turnover may result in higher transaction costs. Also, the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Funds, the portion of the Funds' distributions constituting taxable capital gain may increase. It is expected that total portfolio turnover in any year will be less than 100%. The portfolio turnover rate of AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, and AIM HIGH INCOME MUNICIPAL FUND is shown under "Financial Highlights" in the applicable Prospectus.

OTHER CONSIDERATIONS

         The ability of AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND to achieve each of their investment objectives depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Funds to meet their obligations for the payment of interest and principal when due. The securities in which such Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

INVESTMENTS IN SECURITIES OWNED BY OFFICERS AND DIRECTORS

         No Fund will purchase or retain the securities of any issuer if the officers and directors of the Company or AIM who beneficially own more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer. This is a non-fundamental policy of each of the Funds.

OPTIONS AND FUTURES

COVERED CALL OPTIONS: AIM HIGH INCOME MUNICIPAL FUND ONLY. The Fund may write call options on fixed income securities, but only on a covered basis; that is, the Fund will own the underlying security. Call options are "covered" by the Fund when it owns the underlying securities. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price, or in the absence of a sale, the last offering price. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

         A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price up to a stated expiration date or, in the case of certain options, on such date. The purchaser of a call option owns or has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than was received when the call option was written) a call option identical to the one originally written. The Fund as non-fundamental policies (a) will not write covered call options which exceed 25% of the value of its net assets and (b) will only write covered call options for hedging purposes and will not use leverage in doing so.

         The Fund may purchase detachable call options on municipal securities, which are options issued by an issuer of the underlying municipal securities that give the holder the right to purchase the securities at a fixed price, either up to a stated time in the future, or in some cases, on a particular future date. The Fund may purchase warrants on fixed income securities. A warrant on a fixed income security is a long-dated call option giving the holder the right, but not the obligation, to purchase a fixed income security of a specific description (from the issuer) on a certain date or dates at a fixed exercise price.

PUT OPTIONS: AIM HIGH INCOME MUNICIPAL FUND ONLY. The Fund may write (sell) put options on fixed income securities, but only on a covered basis; that is, the Fund will segregate liquid assets to satisfy any obligation of the Fund to purchase the underlying securities. Put options written by the Fund give the holder the right to sell the underlying securities to the Fund at a fixed price up to a stated expiration date or, in the case of certain options, on such date. Put options are "covered" by the Fund when it has segregated liquid assets which can be sold promptly to satisfy any obligation of the Fund to purchase the underlying securities. A put option may be sold at a profit or loss depending upon changes in the price of the underlying security. The Fund as non-fundamental policies (a) will not write covered put options which exceed 25% of the value of its net assets and (b) will only write covered put options for hedging purposes and will not use leverage in doing so.

COMBINED OPTION POSITIONS: AIM HIGH INCOME MUNICIPAL FUND ONLY. The Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FUTURES CONTRACTS: AIM TAX-EXEMPT BOND FUND OF CONNECTICUT AND AIM HIGH INCOME MUNICIPAL FUND ONLY. AIM HIGH INCOME MUNICIPAL FUND may purchase and sell futures contracts on fixed income securities or indices of such securities, or purchase and sell options thereon, in order to hedge the value of its portfolio against changes in market conditions. AIM TAX-EXEMPT BOND FUND OF CONNECTICUT may purchase and sell interest rate futures contracts or purchase options thereon to hedge its portfolio against changes in interest rates. In cases of purchases of futures contracts, an amount of liquid assets, equal to the cost of the futures contracts (less any related margin deposits), will be segregated with a Fund's custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit liquid assets with its custodian for the account of the broker in a stated amount, as called for by the particular contract. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.

         Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. This process is known as "marking-to-market." For example, when a Fund has purchased an indexed futures contract and the price of the underlying index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund has purchased an indexed futures contract and the price of the underlying index has declined, that position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund has purchased an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

         An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. Currently, there are futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, Eurodollars and the Bond Buyer Municipal Bond Index.

         No Fund may purchase or sell futures contracts, purchase or sell related options, or purchase or sell options on securities indexes if, immediately thereafter, the sum of the amount of initial margin deposits and premiums on open positions with respect to futures contracts, related options and options on securities indexes would exceed 5% of the market value of a Fund's total assets. AIM TAX-EXEMPT BOND FUND OF CONNECTICUT will not hedge more than 20% of its assets at one time.

OPTIONS ON FUTURES CONTRACTS: AIM TAX-EXEMPT BOND FUND OF CONNECTICUT AND AIM HIGH INCOME MUNICIPAL FUND ONLY. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         A Fund may purchase and sell put and call options on futures contracts in order to hedge the value of its portfolio against changes in market conditions. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS. The use of futures contracts and related options as hedging devices presents several risks. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the debt securities which are the subject of the hedge. Such imperfect correlation is exacerbated in the case of AIM TAX-EXEMPT BOND FUND OF CONNECTICUT by the fact that futures contracts are not based on a portfolio of bonds issued by the State of Connecticut and its political subdivisions. If the price of a hedging instrument moves less than the price of the Fund's investments which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the Fund's investments, a Fund will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the investments which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

         Successful use of hedging instruments by a Fund is also subject to AIM's ability to predict correctly movements in the direction of interest rates. Because of possible price distortions in the futures and options markets, and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by AIM of general market trends may not result in a completely successful hedging transaction.

         It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of debt securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities.

         Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts or purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, the Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which the Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Funds' intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause a Fund to suffer losses which it would not otherwise sustain. There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

INVESTMENT RESTRICTIONS

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following restrictions which may not be changed without the approval of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a percentage limitation applies at the time of investment, without regard to later increases or decreases in the values of securities or assets.

         AIM TAX-EXEMPT CASH FUND may not:

         1. With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (except securities issued, guaranteed or sponsored by the U.S. Government or its agencies and instrumentalities and except as permitted by Rule 2a-7, as amended from time to time, and except that such Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order).

         2. Borrow money or issue senior securities except for temporary or emergency purposes, except that it may enter into reverse repurchase agreements and may purchase when-issued securities (consistent with its investment policies and objectives).

         3. Purchase securities while borrowings in excess of 5% of its total assets are outstanding and, in addition, will not borrow money if such borrowing will exceed the borrowing limits established by the SEC for money market funds, as amended from time to time.

         4. Lend any portfolio securities if the value of the securities loaned by it would exceed an amount equal to one-third of its total assets.

         5. Concentrate 25% or more of its total assets in issuers in a particular industry. Tax-exempt securities issued by governments or political subdivisions of governments are not included within this restriction.

         6. Make short sales of securities or purchase securities on margin or invest in puts, calls, straddles, spreads or any combination thereof, except that it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

         7. Make loans, other than by investing in obligations in which it may invest consistent with its investment objective and policies, and other than by engaging in repurchase agreements and loans of portfolio securities as described above.

         8. Pledge, mortgage or hypothecate more than 331/3% of its total assets; provided that for purposes of this restriction, reverse repurchase agreements and loans of portfolio securities are not deemed to involve the pledge, mortgage or hypothecation of assets.

         9. Purchase or sell real estate, but it may invest in marketable securities secured by real estate or interests therein.

         10. Purchase or sell commodities or commodities futures contracts.

         11. Underwrite any issue of securities, except that it may purchase securities, either directly from an issuer or from an underwriter for an issuer, and later dispose of such securities in accordance with its investment program.

         AIM TAX-FREE INTERMEDIATE FUND may not:

         1. With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (except securities issued, guaranteed or sponsored by the U.S. Government or its agencies and instrumentalities and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order).

         2. Borrow money or issue senior securities except for temporary or emergency purposes, except that it may enter into reverse repurchase agreements and may purchase when-issued securities (consistent with its investment policies and objectives).

         3. Purchase securities while borrowings in excess of 5% of its total assets are outstanding.

         4. Lend money or lend any portfolio securities if the value of the securities loaned by it would exceed an amount equal to one-third of its total assets.

         5. Concentrate 25% or more of its total assets in issuers in a particular industry. Tax-exempt securities issued by governments or political subdivisions of governments are not included within this restriction.

         6. Make short sales of securities or purchase securities on margin or invest in puts, calls, straddles, spreads or any combination thereof, except that it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

         7. Make loans, other than by investing in obligations in which it may invest consistent with its investment objective and policies, and other than by engaging in repurchase agreements and loans of portfolio securities as described above.

         8. Pledge, mortgage or hypothecate more than 331/3% of its total assets; provided that for purposes of this restriction, reverse repurchase agreements and loans of portfolio securities are not deemed to involve the pledge, mortgage or hypothecation of assets.

         9. Purchase or sell real estate, but it may invest in marketable securities secured by real estate or interests therein.

         10. Purchase or sell commodities or commodities futures contracts.

         11. Underwrite any issue of securities, except that it may purchase securities, either directly from an issuer or from an underwriter for an issuer, and later dispose of such securities in accordance with its investment program.

         It is a fundamental policy of the Fund to invest its assets so that at least 80% of the Fund's assets will be invested in securities that generate interest that is exempt from federal income taxes. The Fund will seek to avoid the purchase of "private activity bonds" the interest on which could give rise to an alternative minimum tax liability for individuals and other noncorporate shareholders.

         AIM TAX-EXEMPT BOND FUND OF CONNECTICUT may not:

         1. Borrow money or issue senior securities except for temporary or emergency purposes, except that it may enter into reverse repurchase agreements and may purchase when-issued securities (consistent with its investment policies and objectives), and except that it may enter into financial futures contracts and it may borrow from banks provided that no borrowing exceeds one-third of the value of its total assets.

         2. Purchase securities while borrowings in excess of 5% of its total assets are outstanding.

         3. Lend any portfolio securities if the value of the securities loaned by it would exceed an amount equal to one-third of its total assets.

         4. Concentrate 25% or more of its total assets in issuers in a particular industry. Tax-exempt securities issued by governments or political subdivisions of governments are not included within this restriction.

         5. Make short sales of securities or purchase securities on margin or invest in puts, calls, straddles, spreads or any combination thereof, except that it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities, and it may make margin payments in connection with transactions in financial futures contracts and options thereon and municipal bond index futures contracts.

         6. Make loans, other than by investing in obligations in which it may invest consistent with its investment objective and policies, and other than by engaging in repurchase agreements and loans of portfolio securities as described above.

         7. Pledge, mortgage or hypothecate more than 331/3% of its total assets; provided that for purposes of this restriction, reverse repurchase agreements and loans of portfolio securities are not deemed to involve the pledge, mortgage or hypothecation of assets, and provided further that collateral arrangements with respect to margin for financial or municipal bond index futures contracts are not deemed to involve the pledge, mortgage or hypothecation of assets.

         8. Purchase or sell real estate, but it may invest in marketable securities secured by real estate or interests therein.

         9. Purchase or sell commodities or commodities futures contracts.

         10. Underwrite any issue of securities, except that it may purchase securities, either directly from an issuer or from an underwriter for an issuer, and later dispose of such securities in accordance with its investment program.

         AIM HIGH INCOME MUNICIPAL FUND may not:

         1. With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (except securities issued, guaranteed or sponsored by the U.S. Government or its agencies, authorities and instrumentalities and except that the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder, and (if applicable) exemptive orders granted by the SEC or by applicable law). For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state, and each multi-state agency of which such state is a member, as a separate issuer.

         2. Borrow money or issue senior securities, except (a) that it may borrow from banks for temporary or emergency purposes provided that borrowings may not exceed 331/3% of the value of its total assets (including the amount of such borrowings), and (b) that it may enter into reverse repurchase agreements and financial futures contracts, and (c) that it may purchase when-issued securities (consistent with its investment policies and objectives). For purposes of this restriction, collateral arrangements with respect to margin for financial futures contracts are not deemed to be a pledge of assets.

         3. Purchase securities while borrowings in excess of 5% of the value of its total assets are outstanding.

         4. Lend any of its portfolio securities if the value of the securities loaned by it would exceed an amount equal to one-third of its total assets.

         5. Lend money, other than by investing in debt instruments consistent with its investment objective and policies, and other than by entering into repurchase agreements and loans of portfolio securities as provided above.

         6. Concentrate 25% or more of the value of its total assets in industrial development revenue bonds, including pollution control bonds, issued for companies in the same industry. Investments in municipal securities and obligations issued, guaranteed or sponsored by the U.S. Government, its agencies, authorities or instrumentalities do not involve investment in any industry for purposes of this restriction.

         7. Pledge, mortgage or hypothecate more than 331/3% of its total assets; provided that for purposes of this restriction reverse repurchase agreements and loans of portfolio securities are not deemed to involve the pledge, mortgage or hypothecation of assets.

         8. Purchase or sell real estate, but it may invest in marketable securities secured by real estate or interests therein.

         9. Purchase or sell physical commodities or physical commodities futures contracts, except that it may purchase and sell financial futures contracts and options thereon for hedging purposes.

         10. Act as a securities underwriter except to the extent that it may be deemed to be an underwriter under the Securities Act of 1933 when purchasing or selling a portfolio security.

         11. Make short sales of securities or purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.

         NONFUNDAMENTAL RESTRICTIONS. The following restrictions are non-fundamental and may be changed by the Company's Board of Directors. Pursuant to such restrictions:

         1. None of the Funds may invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs.

         2. None of the Funds may invest for the purpose of exercising control.

         3. AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM HIGH INCOME MUNICIPAL FUND will not invest more than 15% of the value of their respective net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days. AIM TAX-EXEMPT CASH FUND will not invest more than 10% of its net assets in such securities.

         Any loan of portfolio securities by a Fund (as permitted by the above restrictions) would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned, or of delay in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of securities will only be made to borrowers determined by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from such loans justifies the attendant risks.


                                   MANAGEMENT

         The overall management of the business and affairs of the Funds are vested in the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company, on behalf of the Funds, and persons or companies furnishing services to the Funds, including the investment advisory agreement and administrative services agreement with AIM, the agreement with AIM Distributors regarding distribution of each Fund's shares, the agreement with The Bank of New York as the custodian and the agreement with A I M Fund Services, Inc. ("AFS") as transfer agent. The day-to-day operations of each Fund are delegated to the officers of the Company and to AIM, subject always to the objective and policies of the applicable Fund and to the general supervision of the Board of Directors. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business and is an indirect subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region.

DIRECTORS AND OFFICERS

         The directors and officers of the Company and their principal occupations during at least the last five years are set forth below. Unless otherwise indicated, the address of each director and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. All of the company's executive officers hold similar offices with some or all of the other AIM Funds.

========================================================================================================
                               Positions Held      PRINCIPAL OCCUPATION DURING AT LEAST THE
NAME, ADDRESS AND AGE          with Registrant     PAST 5 YEARS
---------------------          ---------------     ------------
--------------------------------------------------------------------------------------------------------
*CHARLES T. BAUER (80)          Director and       Chairman of the Board of Directors,
                                  Chairman         A I M Management Group Inc., A I M Advisors, Inc.,
                                                   A I M Capital Management, Inc., A I M Distributors,
                                                   Inc., A I M Fund Services, Inc., and Fund
                                                   Management Company; and Vice Chairman and Director,
                                                   AMVESCAP PLC.
--------------------------------------------------------------------------------------------------------
BRUCE L. CROCKETT (55)            Director         Director, ACE Limited (insurance company).
906 Frome Lane                                     Formerly, Director, President and Chief
McLean, VA 22102                                   Executive Officer, COMSAT Corporation and
                                                   Chairman, Board of Governors of INTELSAT
                                                   (international communications company).
--------------------------------------------------------------------------------------------------------
OWEN DALY II (74)                 Director         Director, Cortland Trust Inc. (investment
Six Blythewood Road                                company). Formerly, Director, CF & I Steel
Baltimore, MD  21210                               Corp., Monumental Life Insurance Company
                                                   and Monumental General Insurance
                                                   Company; and Chairman of the Board of
                                                   Equitable Bancorporation.
--------------------------------------------------------------------------------------------------------
EDWARD K. DUNN, JR. (64)          Director         Chairman of the Board of Directors,
Mercantile Mortgage Corp.                          Mercantile Mortgage Corp.; Formerly, Vice
2 Hopkins Plaza, 20th Floor                        Chairman of the Board of Directors and
Baltimore, MD 21201                                President, Mercantile - Safe Deposit & Trust
                                                   Co.; and President, Mercantile Bankshares.
--------------------------------------------------------------------------------------------------------
JACK FIELDS (47)                  Director         Chief Executive Officer; Texana Global Inc.
Jetero Plaza, Suite E                              (foreign trading company) and Twenty First
8810 Will Clayton Parkway                          Century Group, Inc. (governmental affairs
Humble, TX 77338                                   company).   Formerly, Member of the U.S.
                                                   House of Representatives.
--------------------------------------------------------------------------------------------------------
**CARL FRISCHLING (62)            Director         Partner, Kramer, Levin, Naftalis & Frankel
  919 Third Avenue                                 LLP (law firm).  Formerly, Partner, Reid &
  New York, NY  10022                              Priest (law firm).
========================================================================================================


--------

         * A director who is an "interested person" of AIM and the Company as defined in the 1940 Act.

         ** A director who is an "interested person" of the Company as defined in the 1940 Act.

========================================================================================================
                               Positions Held      PRINCIPAL OCCUPATION DURING AT LEAST THE
NAME, ADDRESS AND AGE          with Registrant     PAST 5 YEARS
---------------------          ---------------     ------------
--------------------------------------------------------------------------------------------------------
*ROBERT H. GRAHAM  (52)          Director and       Director, President and Chief Executive
                                  President         Officer, A I M Management Group Inc.;
                                                    Director and President, A I M Advisors, Inc.;
                                                    Director and Senior Vice President,
                                                    A I M Capital Management, Inc.,
                                                    A I M Distributors, Inc., A I M Fund Services,
                                                    Inc. and Fund Management Company;
                                                    Director, AMVESCAP PLC.
--------------------------------------------------------------------------------------------------------
PREMA MATHAI-DAVIS (48)            Director         Chief Executive Officer, YWCA of the USA;
350 Fifth Avenue, Suite 301                         Commissioner, New York City Department
New York, NY 10118                                  for the Aging; and Member of the Board of
                                                    Directors, Metropolitan Transportation
                                                    Authority of New York State.
--------------------------------------------------------------------------------------------------------
LEWIS F. PENNOCK  (56)             Director         Attorney in private practice in Houston,
6363 Woodway, Suite 825                             Texas.
Houston, TX  77057
--------------------------------------------------------------------------------------------------------
LOUIS S. SKLAR (59)                Director         Executive Vice President, Development and
Transco Tower, 50th Floor                           Operations, Hines Interests Limited
2800 Post Oak Blvd.                                 Partnership (real estate development).
Houston, TX  77056
--------------------------------------------------------------------------------------------------------
GARY T. CRUM  (51)               Senior Vice        Director and President, A I M Capital
                                  President         Management, Inc.; Director and Senior Vice
                                                    President, A I M Management Group Inc. and
                                                    A I M Advisors, Inc.; and Director, A I M
                                                    Distributors, Inc. and  AMVESCAP PLC.
--------------------------------------------------------------------------------------------------------
CAROL F. RELIHAN  (44)           Senior Vice        Director, Senior Vice President, General
                                President and       Counsel and Secretary, A I M Advisors, Inc.;
                                  Secretary         Senior Vice President, General Counsel and
                                                    Secretary, A I M Management Group Inc.;
                                                    Director, Vice President and General
                                                    Counsel, Fund Management Company; Vice
                                                    President, and General Counsel, A I M Fund
                                                    Services, Inc. and Vice President,
                                                    A I M Capital Management, Inc. and
                                                    A I M Distributors, Inc., Inc.
========================================================================================================


--------

         * A director who is an "interested person" of AIM and the Company as defined in the 1940 Act.

=================================================================================================
                               Positions Held      PRINCIPAL OCCUPATION DURING AT LEAST THE
NAME, ADDRESS AND AGE          with Registrant     PAST 5 YEARS
---------------------          ---------------     ------------
--------------------------------------------------------------------------------------------------
DANA R. SUTTON  (40)         Vice President and    Vice President and Fund Controller,
                                 Treasurer         A I M Advisors, Inc.; and Assistant Vice
                                                   President and Assistant Treasurer, Fund
                                                   Management Company.
--------------------------------------------------------------------------------------------------
STUART W. COCO (44)            Vice President      Senior Vice President, A I M Capital
                                                   Management, Inc. and Vice President,
                                                   A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------
MELVILLE B. COX  (55)          Vice President      Vice President and Chief Compliance Officer,
                                                   A I M Advisors, Inc., A I M Capital
                                                   Management, Inc., A I M Distributors, Inc.,
                                                   A I M Fund Services, Inc. and Fund
                                                   Management Company.
--------------------------------------------------------------------------------------------------
KAREN DUNN KELLEY (39)         Vice President      Senior Vice President, A I M Capital
                                                   Management, Inc. and Vice President,
                                                   A I M Advisors, Inc.
=================================================================================================




         The standing committees of the Board of Directors are the Audit Committee, the Investments Committee, and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock, Sklar and Ms. Mathai-Davis. The Audit Committee is responsible for meeting with the Funds' auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the directors as a whole with respect to the Funds' portfolio accounting or their internal accounting controls, and for considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock, Sklar (Chairman) and Ms. Mathai-Davis. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

         The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock, Sklar and Ms. Mathai-Davis. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as directors who are not interested persons as long as any of the Funds maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested directors, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

         All of the Company's directors also serve as directors or trustees of some or all of the other investment companies managed or advised by AIM.

REMUNERATION OF DIRECTORS

         Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any committee thereof. Each director who is not also an officer of the Company is compensated for his services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other AIM Funds. Each such director receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each director of the Company:

==================================================================================================================
                                                                     RETIREMENT
                                                                      BENEFITS
                                             Aggregate                 ACCRUED                       TOTAL
                                           COMPENSATION              BY ALL AIM                  COMPENSATION
             DIRECTOR                   FROM THE COMPANY(1)           FUNDS(2)               FROM ALL AIM FUNDS(3)
             --------                   ----------------              --------               ---------------------
------------------------------------------------------------------------------------------------------------------
Charles T. Bauer                             $      0                 $       0                  $       0
------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett                               3,949                    37,485                     96,000
------------------------------------------------------------------------------------------------------------------
Owen Daly II                                    3,949                   122,898                     96,000
------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.                             3,886                         0                     78,889
------------------------------------------------------------------------------------------------------------------
Jack Fields                                     3,929                    15,826                     95,500
------------------------------------------------------------------------------------------------------------------
Carl Frischling (4)                             3,929                    97,791                     95,500
------------------------------------------------------------------------------------------------------------------
Robert H. Graham                                    0                         0                          0
------------------------------------------------------------------------------------------------------------------
John F. Kroeger (5)                             1,878                   107,896                     91,654
------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis                              2,262                         0                     32,636
------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock                                3,929                    45,766                     95,500
------------------------------------------------------------------------------------------------------------------
Ian Robinson (6)                                3,886                    94,442                     94,500
------------------------------------------------------------------------------------------------------------------
Louis S. Sklar                                  3,909                    90,232                     95,500
==================================================================================================================

------------

(1) The total amount of compensation deferred by all Directors of the Company during the fiscal year ended March 31, 1999, including interest earned thereon, was $21,015.

(2) During the fiscal year ended March 31, 1999, the total amount of expenses allocated to the Company in respect of such retirement benefits was $2,228. Data reflects compensation for the calendar year ended December 31, 1998.

(3) Each Director serves as director or trustee of a total of 12 registered investment companies advised by AIM. Data reflect total compensation for the calendar year ended December 31, 1998.

(4) During the fiscal year ended March 31, 1999, AIM Tax-Exempt Cash Fund, AIM Tax-Free Intermediate Fund, AIM Tax-Exempt Bond Fund of Connecticut, and AIM High Income Municipal Fund each paid $3,479, $3,745, $3,591 and $3,426, respectively, in legal fees to Mr. Frischling's law firm of Kramer, Levin, Naftalis & Frankel LLP for services rendered.

(5) Mr. Kroeger was a director until June 11, 1998, when he resigned. On that date he became a consultant to the Company. Of the amount listed above, $703 was for compensation for services as a director and the remainder as a consultant. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Funds Retirement Plan for Eligible Directors/Trustees."

(6)      Mr. Robinson was a director until March 12, 1999, when he retired.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not an employee of any of the AIM Funds, AIM Management or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible director is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the director) and based on the number of such director's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming a specified level of compensation and years of service classifications. The estimated credited years of service as of March 31, 1999, for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar and Ms. Mathai-Davis are 11, 11, 0, 1, 21, 20, 17, 11, 9 and 0 years, respectively.

                       ESTIMATED BENEFITS UPON RETIREMENT

     ====================================================================
          Number of                 Annual Retirement Paid By
          Years of                   All Applicable AIM Funds
        Service With
         Applicable
          AIM Funds
     ====================================================================
             10                               $67,500
     --------------------------------------------------------------------
              9                               $60,750
     --------------------------------------------------------------------
              8                               $54,000
     --------------------------------------------------------------------
              7                               $47,250
     --------------------------------------------------------------------
              6                               $40,500
     --------------------------------------------------------------------
              5                               $33,750
    ====================================================================


DEFERRED COMPENSATION AGREEMENTS

         Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the Agreement) beginning on the date the deferring director's retirement benefits commence under the Plan. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Company. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.


                     INVESTMENT ADVISORY AND OTHER SERVICES

         AIM serves as the investment advisor to each Fund pursuant to a Master Investment Advisory Agreement (the "Advisory Agreement"). AIM was organized in 1976, and together with its subsidiaries, advises or manages approximately 110 investment company portfolios encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also executive officers of the Company and their affiliations are shown under "Directors and Officers". AIM Capital, a wholly owned subsidiary of AIM, is engaged in the business of providing investment advisory services to investment companies, corporations, institutions and other accounts.

         AIM and the Company have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions, (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund, and (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Directors reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         The Company, on behalf of each Fund, has entered into an Advisory Agreement and a Master Administrative Services Agreement (the "Administrative Agreement") with AIM.

         Under the terms of the Advisory Agreement, AIM supervises all aspects of each Fund's operations and provides investment advisory services to each Fund. The Advisory Agreement also provides that, upon the request of the Board of Directors, AIM may perform or arrange for certain accounting and other administrative services for the Funds which are not required to be performed by AIM under the Advisory Agreement.

         The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions; taxes, legal, accounting, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer and shareholder service agent costs; expenses of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to director and shareholder meetings; the cost of preparing and distributing reports and notices to shareholders; the fees and other expenses incurred by the Company on behalf of each Fund in connection with membership in investment company organizations; the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders; and all other charges and costs of the Fund's operations unless otherwise explicitly provided.

         The Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually (i) (a) by the Company's Board of Directors or (b) by the vote of a majority of the outstanding voting securities of each Fund and (ii) by the affirmative vote of a majority of the directors who are not parties to the Advisory Agreement or "interested persons" of any such party (the "Non-Interested Directors") by votes cast in person at a meeting called for such purpose. Each Fund or AIM may terminate the Advisory Agreement with respect to that Fund on sixty (60) days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its assignment.

         Under the Advisory Agreement, AIM is entitled to receive a fee from AIM TAX-EXEMPT CASH FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT at the annual rates of 0.35% and 0.50% of those Funds' average daily net assets, respectively. The Advisory Agreement provides that AIM is entitled to receive a fee from AIM TAX-FREE INTERMEDIATE FUND at the following annual rates based on the Fund's average daily net assets:


                         AIM TAX-FREE INTERMEDIATE FUND

                  NET ASSETS                                     ANNUAL RATE
                  ----------                                     -----------
                  First $500 million                                0.30%
                  Next $500 million                                 0.25%
                  Amount over $1 billion                            0.20%

         The Advisory Agreement provides that AIM is entitled to receive a fee from AIM HIGH INCOME MUNICIPAL FUND at the following annual rates based on the Fund's average daily net assets:

                         AIM HIGH INCOME MUNICIPAL FUND

                  NET ASSETS                                     ANNUAL RATE
                  ----------                                     -----------
                  First $500 million                               0.60%
                  Next $500 million                                0.55%
                  Next $500 million                                0.50%
                  Amount over $1.5 billion                         0.45%


         The Advisory Agreement provides that if, for any fiscal year, the total of all ordinary business expenses of a Fund, including all investment advisory fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses, such as litigation costs, exceed the applicable expense limitations imposed by state securities regulations in any state in which that Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, the aggregate of all such investment advisory fees paid by such Fund shall be reduced by the amount of such excess. The amount of any such reduction to be borne by AIM shall be deducted from the monthly investment advisory fee otherwise payable to AIM during such fiscal year. If required pursuant to such state securities regulations, AIM will reimburse a Fund no later than the last day of the first month of the next succeeding fiscal year for any such annual operating expenses (after reduction of all investment advisory fees in excess of such limitation).

         In order to increase the return to investors, AIM may from time to time waive or reduce its fee or reimburse expenses. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors; provided, however, that the Board of Directors of the Company will be notified of the discontinuance of each fee waiver or reduction. During the periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. For the year ended March 31, 1999, and the period January 2, 1998 (date operations commenced) through March 31, 1998, AIM waived the entire amount of advisory fees of $272,006 and $20,756, respectively, from AIM HIGH INCOME MUNICIPAL FUND. AIM has contractually agreed to limit net expenses of Class A, B and C shares of AIM HIGH INCOME MUNICIPAL FUND to the annual amount of 0.60%, 1.35% and 1.35%, respectively, of average daily net assets of the Fund.

         For the years ended March 31, 1999, 1998 and 1997, AIM received advisory fees from AIM TAX-EXEMPT CASH FUND of $250,445, $182,302 and $125,537, respectively.

         For the years ended March 31, 1999, 1998 and 1997, AIM received advisory fees from AIM TAX-FREE INTERMEDIATE FUND of $623,357, $566,927 and $276,828, respectively.

         For the years ended March 31, 1999, 1998 and 1997, AIM received advisory fees from AIM TAX-EXEMPT BOND FUND OF CONNECTICUT of $205,983, $106,187 and $49,597, respectively. For the years ended March 31, 1999, 1998 and 1997, AIM waived fees from the Fund in the amounts of $47,933, $86,950 and $144,775, respectively.

         Under the terms of the Administrative Services Agreement, AIM is entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Directors. Currently, AIM is reimbursed for the services of the Funds' principal financial officer and her staff, and any expenses related to fund accounting services.

         The Administrative Agreement for the Funds provides that AIM may perform, or arrange for the performance of, certain accounting and other administrative services to the Funds which are not required to be performed by AIM under the Advisory Agreement. For such services, AIM would be entitled to receive from each Fund reimbursement of AIM's costs or such reasonable compensation as may be approved by the Company's Board of Directors. The Administrative Agreement will continue from year to year only if such continuance is specifically approved at least annually (i) (a) by the Company's Board of Directors or (b) by the vote of a majority of the outstanding voting securities of each Fund and (ii) by the affirmative vote of the Non-Interested Directors, by votes cast in person at a meeting called for such purpose.

         For the year ended March 31, 1999 and the period January 2, 1998 (date operations commenced) through March 31, 1998, AIM HIGH INCOME MUNICIPAL FUND did not reimburse AIM for administrative services. Had expenses not been absorbed by AIM during this period, the Fund would have reimbursed AIM $69,125 and $18,594, respectively, for administrative services.

         For the years ended March 31, 1999, 1998 and 1997, AIM TAX-EXEMPT CASH FUND reimbursed AIM in the amounts of $49,285, $38,545 and $34,329, respectively, for administrative services.

         For the years ended March 31, 1999, 1998 and 1997, the AIM TAX-FREE INTERMEDIATE FUND reimbursed AIM in the amounts of $50,951, $46,097 and $52,666, respectively, for administrative services.

         For the years ended March 31, 1999, 1998 and 1997, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT reimbursed AIM in the amounts of $48,824, $46,188 and $49,467, respectively, for administrative services.

         In addition, the Amended and Restated Transfer Agency and Service Agreement (the "Transfer Agency and Service Agreement") between the Company and AFS, a registered transfer agent and wholly owned subsidiary of AIM, will perform certain shareholder services for the Funds for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by the Funds, maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts.

DISTRIBUTION PLANS

         THE CLASS A AND C PLAN. The Company has adopted a Third Amended and Restated Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of AIM TAX-EXEMPT CASH FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM HIGH INCOME MUNICIPAL FUND, and the Class C shares of AIM HIGH INCOME MUNICIPAL FUND (the "Class A and C Plan"). The Class A and C Plan provides that Class A shares pay 0.25% per annum of their average daily net assets as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. The Class A and C Plan also provides that Class C shares pay 1.00% per annum of their average daily net assets as compensation to AIM Distributors. Of such amount, the Class C shares pay a service fee of 0.25% of their average daily net assets to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class C shares. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

         The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares and who provide continuing personal shareholder services to their customers who own Class A and Class C shares. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan.

         Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares, in amounts of up to 0.25% of the average daily net assets attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset based sales charges, that may be paid by the Company with respect to the Funds. The Class A and C Plan does not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Funds. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         THE CLASS B PLAN. The Company has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class B shares of AIM HIGH INCOME MUNICIPAL FUND (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, the Class B shares pay compensation to AIM Distributors at an annual rate of 1.00% of their average daily net assets. Of such amount, the Class B shares pay a service fee of 0.25% of their average daily net assets to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Any amounts not paid as a service fee would constitute an asset based sales charge. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including, but not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan.

         BOTH PLANS. Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Funds' shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares; and providing such other information and services as the Funds or the customer may reasonably request.

         Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Funds and the Company; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold shares of the Funds; and such other administrative services as the Funds reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         Financial intermediaries and any other person entitled to receive compensation for selling shares of the Funds may receive different compensation for selling shares of one particular class over another.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Funds to no more than 0.25% per annum of the average daily net assets of the Funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Fund and their respective classes.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares of the Funds and for Class C shares of AIM HIGH INCOME MUNICIPAL FUND. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         Under a Shareholder Service Agreement, the Funds agree to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Funds' shares are held. Due to AIM Distributors' waiver of fees payable by AIM TAX-EXEMPT CASH FUND under the Plan, fees payable under Shareholder Service Agreements currently are limited to 0.10% of the average daily net asset value of that Fund's shares purchased or acquired through exchange.

         Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Funds and not of AIM Distributors. The Funds will obtain a representation from such financial institutions that they will either be licensed as a dealer as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law.

         For the years ended March 31, 1999, 1998 and 1997, the Class A shares of AIM TAX-EXEMPT CASH FUND paid a total of $71,556, $52,086 and $35,864, respectively, under the Class A and C Plan, which constituted 0.10%, 0.10% and 0.10%, respectively, of such Class A shares' average daily net assets. For the years ended March 31, 1999, 1998 and 1997, the Class A shares of AIM TAX-EXEMPT BOND FUND OF CONNECTICUT paid a total of $102,992, $96,569 and $97,186, respectively, under the Class A and C Plan, which constituted 0.25%, 0.25% and 0.25%, respectively, of such Class A shares' average daily net assets. For the year ended March 31, 1999, the Class A, Class B and Class C shares of AIM HIGH INCOME MUNICIPAL FUND paid a total of $90,468, $74,401 and $17,071, respectively, under the Class A and C Plan and the Class

B Plan, which constitutes 0.25%, 1.00% and 1.00%, of such Class A, Class B and Class C shares' average net assets. For the period January 2, 1998 (date operations commenced) through March 31, 1998, the Class A, Class B and Class C shares of AIM HIGH INCOME MUNICIPAL FUND paid a total of $7,728, $2,778 and $904, respectively, under the Class A, and C Plan, and the Class B Plan, which constituted 0.25%, 1.00% and 1.00%, of such Class A, Class B and Class C shares' average net assets.

         An estimate by category of the allocation of actual fees paid by the Class A shares of the Funds under the Class A and C Plan during the year ended March 31, 1999 were allocated as follows:

                                                                                                         AIM TAX-EXEMPT
                                                              AIM HIGH INCOME      AIM TAX-EXEMPT         BOND FUND OF
                                                              MUNICIPAL FUND         CASH FUND             CONNECTICUT
                                                              --------------         ---------             -----------
              CLASS A
              Advertising                                           $16,111             $24,045                $2,489

              Printing and mailing prospectuses,                      1,641               2,554                   221
              semi-annual reports and annual
              reports (other than to current
              shareholders)

              Seminars                                                3,838               5,024                   613

              Compensation to Underwriters to                             0                   0                     0
              partially offset other marketing
              expenses

              Compensation to Dealers                                68,879              39,932                99,669
              including finder's fees

              Compensation to Sales Personnel                             0                   0                     0

              Annual Report Total                                    90,469              71,555               102,992

         An estimate by category of the allocation of the actual fees paid by AIM HIGH INCOME MUNICIPAL FUND under the Class B Plan (for Class B shares) and the Class A and C Plan (for Class C shares) during the year ended March 31, 1999, was as follows:

                                                                                AIM HIGH INCOME  MUNICIPAL FUND
                                                                             CLASS B                        CLASS C
                                                                             -------                        -------
                  Advertising                                                $ 9,138                        $ 1,098

                  Printing and mailing prospectuses,                             795                              0
                  semi-annual reports and annual
                  reports (other than to current
                  shareholders)

                  Seminars                                                     1,104                              0

                  Compensation to Underwriters to                             55,800                         12,803
                  partially offset other marketing
                  expenses

                  Compensation to Dealers                                      7,564                          3,170
                  including finder's fees

                  Compensation to Sales Personnel                                  0                              0

                  Annual Report Total                                         74,401                         17,071

         The Plans require AIM Distributors to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Directors"). In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of each applicable Fund, and its respective shareholders.

         The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         Unless the Plans are terminated earlier in accordance with their terms, the Plans continue as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors.

         The Plans may be terminated as to a class at any time by the vote of a majority of the Qualified Directors, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the directors, including a majority of the Qualified Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors. In the event the Class A and C Plan is amended in a manner which the Board of Directors determines would materially increase the charges paid under the Class A and C Plan, the Class B shares of the Company will no longer convert into Class A shares of the Company unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Directors will (i) create a new class of shares of the Company which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment, and (ii) ensure that the existing Class B shares of the Company will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

         The principal differences between the Class A and C Plan and the Class B Plan are: (i) the Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.25% of average daily net assets of the Class A shares of AIM TAX-EXEMPT CASH FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM HIGH INCOME MUNICIPAL FUND, as compared to 1.00% of such assets of the Class B and Class C shares of AIM HIGH INCOME MUNICIPAL FUND; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors unless there has been a complete termination of the Class B Plan (as defined in such Plan); and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

THE DISTRIBUTOR

         The Company has entered into distribution arrangements with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of Class A shares of the Funds and Class B and Class C shares of AIM HIGH INCOME MUNICIPAL FUND. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain directors and officers of the Company are affiliated with AIM Distributors.

         An Amended and Restated Master Distribution Agreement with AIM Distributors relating to the Class A shares of the Funds and Class C shares of AIM HIGH INCOME MUNICIPAL FUND has been approved by the Board of Directors of the Company. A Master Distribution Agreement with AIM Distributors relating to the Class B shares of AIM HIGH INCOME MUNICIPAL FUND also has been approved by the Board of Directors of the Company. Both such Master Distribution agreements are hereinafter collectively referred to as the "Distribution Agreements".

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares of AIM HIGH INCOME MUNICIPAL FUND, AIM Distributors sells such Class B shares at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom such Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares of AIM HIGH INCOME MUNICIPAL FUND provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of average daily net assets attributable to Class B shares of AIM HIGH INCOME MUNICIPAL FUND attributable to the sales efforts of AIM Distributors. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing the Funds' prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Funds), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Funds' shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares and Class C shares of AIM HIGH INCOME MUNICIPAL FUND at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve AIM HIGH INCOME MUNICIPAL FUND, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of such Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of AIM HIGH INCOME MUNICIPAL FUND at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Company (on behalf of any class of the Funds) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments by the Fund of asset-based sales charges and service fees to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not affect the obligations of Class B shareholders to pay contingent deferred sales charges.

         From time to time, AIM Distributors may transfer and sell its right to payments under the Distribution Agreements relating to Class B shares of AIM HIGH INCOME MUNICIPAL FUND in order to finance distribution expenditures in respect of such Class B shares. The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors:

                                             1999                  1998                  1997
                                      -------------------   -------------------   -------------------
                                       Sales      Amount     Sales      Amount     Sales      Amount
                                      Charges    Retained   Charges    Retained   Charges    Retained
                                      --------   --------   --------   --------   --------   --------
AIM HIGH INCOME MUNICIPAL FUND        $213,013   $ 49,929   $ 43,626   $  8,743        N/A        N/A
AIM TAX-FREE INTERMEDIATE FUND          90,481     28,272     85,903     21,156   $ 82,414   $ 21,018
AIM TAX-EXEMPT BOND FUND OF            113,890     25,026    167,903     29,650    152,493     27,428
         CONNECTICUT

                      SALES CHARGES AND DEALER CONCESSIONS

         CATEGORY I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Advisor Large Cap Value Fund, AIM Aggressive Growth Fund, AIM Asian Growth Fund, AIM Basic Value Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM European Development Fund, AIM Europe Growth Fund, AIM Global Utilities Fund, AIM Global Growth & Income Fund, AIM International Equity Fund, AIM Japan Growth Fund, AIM Large Cap Growth Fund, AIM Mid Cap Equity Fund, AIM New Pacific Growth Fund, AIM Select Growth Fund, AIM Small Cap Growth Fund, AIM Small Cap Opportunities Fund, AIM Value Fund and AIM Weingarten Fund.

                                                                                       Dealer
                                                                                     Concession
                                                    Investor's Sales Charge          ----------
                                                 ---------------------------            As a
                                                    As a              As a            Percentage
                                                 Percentage        Percentage           of the
                                                of the Public      of the Net           Public
                 Amount of Investment in          Offering          Amount             Offering
                   Single Transaction              Price           Invested             Price
                   ------------------            ----------        ---------         ----------
                      Less than $   25,000          5.50%            5.82%               4.75%
         $ 25,000 but less than $   50,000          5.25             5.54                4.50
         $ 50,000 but less than $  100,000          4.75             4.99                4.00
         $100,000 but less than $  250,000          3.75             3.90                3.00
         $250,000 but less than $  500,000          3.00             3.09                2.50
         $500,000 but less than $1,000,000          2.00             2.04                1.60

         CATEGORY II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM Advisor Real Estate Fund, AIM Balanced Fund, AIM Developing Markets Fund, AIM Emerging Markets Debt Fund, AIM Global Aggressive Growth Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Government Income Fund, AIM Global Growth Fund, AIM Global Health Care Fund, AIM Global Income Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund, AIM Global Trends Fund, AIM High Income Municipal Fund, AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Latin American Fund, AIM Municipal Bond Fund, AIM Strategic Income Fund and AIM Tax-Exempt Bond Fund of Connecticut.

                                                                                       Dealer
                                                                                     Concession
                                                    Investor's Sales Charge          ----------
                                                 ---------------------------            As a
                                                    As a              As a            Percentage
                                                 Percentage        Percentage           of the
                                                of the Public      of the Net           Public
                 Amount of Investment in          Offering          Amount             Offering
                   Single Transaction              Price           Invested             Price
                   ------------------            ----------        ---------         ----------
                          Less than $   50,000      4.75%            4.99%             4.00%
             $ 50,000 but less than $  100,000      4.00             4.17              3.25
             $100,000 but less than $  250,000      3.75             3.90              3.00
             $250,000 but less than $  500,000      2.50             2.56              2.00
             $500,000 but less than $1,000,000      2.00             2.04              1.60

         CATEGORY III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

                                                                                       Dealer
                                                                                     Concession
                                                    Investor's Sales Charge          ----------
                                                 ---------------------------            As a
                                                    As a              As a            Percentage
                                                 Percentage        Percentage           of the
                                                of the Public      of the Net           Public
                 Amount of Investment in          Offering          Amount             Offering
                   Single Transaction              Price           Invested             Price
                   ------------------            ----------        ---------         ----------

                     Less than   $  100,000         1.00%            1.01%               0.75%
        $100,000 but less than   $  250,000         0.75             0.76                0.50
        $250,000 but less than   $1,000,000         0.50             0.50                0.40

        There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

        ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

        In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

        AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM Limited Maturity Treasury Fund, and in an amount up to 0.25% of such purchases of Class A shares of AIM Tax-Free Intermediate Fund.

        AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

        AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

        AIM Distributors may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A Shares of all AIM Funds except AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund sold at net asset value to an employee benefit plan as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM Limited Maturity Treasury Fund sold at net asset value to an employee benefit plan in accordance with this paragraph.


                       REDUCTIONS IN INITIAL SALES CHARGES

        Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of the AIM Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

        The term "purchaser" means:

         o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

         o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

                  a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

                  b. each transmittal must be accompanied by a single check or wire transfer; and

                  c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

         o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;

         o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or a Savings Incentive Match Plans for Employees IRA (SIMPLE
                  IRA), where the employer has notified the distributor in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

         o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

         1. LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund, and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) AIM Floating Rate Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

         Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

         To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

         2. RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (I) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund and (ii) Class B and Class C shares of the AIM Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) AIM Floating Rate Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund; (b) exchanges of shares of certain other funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation or acquisition of assets of a fund.

         The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

         o        AIM Management and its affiliates, or their clients;

         o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds,(R) and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

         o Any current or retired officer, director, or employee (and members of their immediate family), of CIGNA Corporation or its affiliates, or of First Data Investor Services Group; and any deferred compensation plan for directors of investment companies sponsored by CIGNA Investments, Inc. or its affiliates;

         o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

         o        Purchases through approved fee-based programs;

         o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

         o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

         o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

         o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

         o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

         o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds; and

         o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time.

         As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.


                   CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

         Former GT Global funds Class A shares that are subject to a contingent deferred sales charge and that were purchased before June 1, 1998 are entitled to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (2) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (3) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (4) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily; (5) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (6) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (7) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (8) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (9) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code; (10) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation
Section 1.401(k)-1(d)(2)); and (11) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         Former GT Global funds Class B shares purchased before June 1, 1998 are subject to the following waivers from the contingent deferred sales charge otherwise due upon redemption in addition to the waivers provided for redemptions of currently issued Class B shares as described in a Prospectus: (1) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement; (2) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (3) a one-time reinvestment in Class B shares of a Fund within 180 days of a prior redemption; (4) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;
(5) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (6) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (7) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (8) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation
Section 1.401(k)-1(d)(2)); and (9) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.


         CDSCs will not apply to the following:

         o Additional purchases of Class C shares of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Advisor Large Cap Value Fund and AIM Advisor Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

         o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the Fund when the account value falls below the minimum required account size of $500;

         o        Investment account(s) of AIM; and

         o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him.

         Upon the redemption of shares in Categories I and II purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

         o        Shares held more than 18 months;

         o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

         o        Private foundations or endowment funds;

         o Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment; and

         o Shares acquired by exchange from Class A shares in Categories I and II unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the Class A shares.


                        HOW TO PURCHASE AND REDEEM SHARES

         A description of the manner in which the shares of the Funds may be purchased appears in the Prospectuses under the heading "Purchasing Shares."

         The sales charge normally deducted on purchases of Class A shares of AIM TAX-FREE INTERMEDIATE FUND, AIM HIGH INCOME MUNICIPAL FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of such Funds' shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons who, because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds (e.g., due to the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in a Fund's best interest that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase Class A shares of AIM TAX-FREE INTERMEDIATE FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of those Funds without a sales charge are set forth in the Prospectuses. Class A shares of AIM TAX-EXEMPT CASH FUND are offered at net asset value.

         Complete information concerning the method of exchanging shares of the Funds for shares of the other AIM Funds is set forth in the Prospectuses under the heading "Exchanging Shares."

         Information concerning redemption of the Funds' shares is set forth in the Prospectuses under the heading "Redeeming Shares." In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds (telephone: (800) 959-4246) and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such arrangement is subject to timely receipt by the Transfer Agent of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (the "NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Funds not reasonably practicable.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund, or

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN, or

         3. the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

         5. the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

          Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

          Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

         o        a corporation

         o an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under
                  Section 403(b)(7)

         o        the United States or any of its agencies or instrumentalities

         o a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

         o a foreign government or any of its political subdivisions, agencies or instrumentalities

         o an international organization or any of its agencies or instrumentalities

         o        a foreign central bank of issue

         o a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

         o a futures commission merchant registered with the Commodity Futures Trading Commission

         o        a real estate investment trust

         o an entity registered at all times during the tax year under the 1940 Act

         o        a common trust fund operated by a bank under Section 584(a)

         o        a financial institution

         o a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

         o        a trust exempt from tax under Section 664 or described in
                  Section 4947

         Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.

         IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                        DETERMINATION OF NET ASSET VALUE

         A Fund's net asset value is calculated by dividing the number of outstanding shares into the net assets of the Fund. Net assets are the excess of a Fund's assets over its liabilities.




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         For AIM TAX-EXEMPT CASH FUND: The Fund may use the amortized cost method to determine its net asset value so long as the Fund does not (a) purchase any instrument with a remaining maturity greater than 397 days (for these purposes, repurchase agreements shall not be deemed to involve the purchase by the Fund of the securities pledged as collateral in connection with such agreements) or (b) maintain a dollar-weighted average portfolio maturity in excess of 90 days, and otherwise complies with the terms of rules adopted by the SEC.

         Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

         The Board of Directors has established procedures designed to stabilize at $1.00, to the extent reasonably possible, the Fund's net asset value per share. Such procedures include review of portfolio holdings by the directors at such intervals as they may deem appropriate to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the directors determine that a deviation having such a result exists, they intend to take such corrective action as they deem necessary and appropriate, including the sale of portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using available market quotations, in which case, the net asset value could possibly be more or less than $1.00 per share.

         For AIM TAX-FREE INTERMEDIATE FUND, AIM HIGH INCOME MUNICIPAL FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT: Securities held by AIM TAX-FREE INTERMEDIATE FUND, AIM HIGH INCOME MUNICIPAL FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT are valued using market quotations or at fair value determined by a pricing service approved by the Board of Directors. Debt securities with remaining maturities of sixty (60) days or less are valued on the basis of amortized cost. All variable rate securities held by such Funds, with an unconditional demand or put feature exercisable within seven (7) days or less are valued at par, which reflects the market value of such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

         The following formula may be used to determine the public offering price per share of an investment in AIM TAX-FREE INTERMEDIATE FUND, AIM HIGH INCOME MUNICIPAL FUND or AIM TAX-EXEMPT BOND FUND OF CONNECTICUT:

 Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price.

         The net asset value per share of each Fund is normally determined daily as of the close of trading of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of trading on the NYSE will generally be used. The net asset values per share of the various classes of a Fund will differ because different expenses are attributable to each class. The income or loss and the expenses common to all classes of a Fund are allocated to each class on the basis of the net assets of the Fund allocable to each such class, calculated as of the close of business on the previous business day, as adjusted for the current day's shareholder activity of each class. In addition to certain common expenses which are allocated to all classes of a Fund, certain expenses, such as those related to the distribution of shares of a class, are allocated only to the class to which such expenses relate. The net asset value per share of a class is determined by subtracting the liabilities (e.g., the expenses) of the Fund allocated to the class from the assets of the Fund allocated to the class and dividing the result by the total number of shares outstanding of such class. Determination of each Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having sixty (60) days or less to maturity are valued at amortized cost, which approximates market value.

         Generally, trading in foreign securities, corporate bonds, municipal bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         Net investment income for each Fund is declared as a dividend to the shareholders of record of such Fund on each business day of the Fund. Dividends will be paid monthly. Net realized capital gains, if any, are generally distributed annually, although AIM TAX-EXEMPT CASH FUND may distribute short-term capital gains more frequently. Dividends and distributions are reinvested in additional full and fractional shares of the same class of each Fund at the net asset value thereof, unless the shareholder has elected to have dividends and distributions paid in cash. Dividends and distributions may also be reinvested in shares of another AIM Fund.

         Dividends with respect to the shares of AIM TAX-FREE INTERMEDIATE FUND, AIM HIGH INCOME MUNICIPAL FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT begin accruing on the day on which payment is received for the purchase of shares, and accrue through the day preceding the date of payment of redemption proceeds. Dividends with respect to the shares of AIM TAX-EXEMPT CASH FUND begin accruing on the day after which payment is received, and accrue through the date of payment of redemption proceeds.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

         Qualification as a Regulated Investment Company. Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount at least equal to the sum of (a) 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and (b) 90% of its tax-exempt income (net of allocable expenses and amortized bond premium) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by each Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be




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



considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies (the "Income Requirement").

         At the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends-received deduction in the case of corporate shareholders.

         Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year plus 98% of its capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. Undistributed tax-exempt interest on Municipal Securities (as defined under "Investment Program and Restrictions -- Municipal Securities") is not subject to the excise tax. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments if it intends to make sufficient distributions to avoid excise tax liability.

         Tax Treatment of Interest Rate Futures Contracts and Related Options.
Section 1092 of the Code affects the taxation of certain transactions involving futures or options contracts. If a futures or options contract is part of a "straddle" (which could include another futures contract or underlying stock or securities), as defined in Section 1092 of the Code, then, generally, losses are deferred first to the extent that the modified "wash sale" rules of the Section 1092 regulations apply, and second to the extent of unrecognized gains on offsetting positions. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Sections 1092 of the Code and the Treasury Regulations thereunder also suspend the holding periods for straddle positions with possible adverse effects regarding long-term capital gain treatment.

         Section 1256 of the Code generally requires that futures contracts and options on futures contracts be "marked-to-market" at the end of each year for federal income tax purposes. Code Section 1256 further characterizes 60% of any capital gain or loss with respect to such futures and options contracts as long-term capital gain or loss and 40% as short-term capital gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and
Section 1092 unless certain elections are made by a Fund.




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



         Fund Distributions. Each Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of a Fund's taxable year at least 50% of the Fund's total assets consist of tax-exempt Municipal Securities. Distributions from a Fund will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Fund are excluded from gross income for federal income tax purposes. However, shareholders who file federal income tax returns will be required to report the receipt of exempt-interest dividends on such returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed below.

          AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" Municipal Securities issued after August 7, 1986, will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all Municipal Securities, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. Pursuant to the Taxpayer Relief Act of 1997, certain small corporations are wholly exempt from AMT.

         Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income subject to federal income tax. Further, a shareholder of a Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry such shares. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

         Each Fund anticipates distributing substantially all of its investment company taxable income, if any, for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations.

         Each Fund may either retain or distribute to shareholders its net capital gain, if any, for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired his shares. If a Fund does not distribute its net capital gain in any taxable year, such Fund will be subject to taxes on such net capital gain at the highest corporate rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. Realized market discount on Municipal Securities purchased after April 30, 1993, will be treated as ordinary income and not as capital gain.

         Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain distributions will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another AIM Fund). Shareholders electing to reinvest a distribution in additional shares will be treated as receiving a distribution in an amount equal to the net asset value of the shares acquired, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically would constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year to the extent that guidance has been provided by the IRS.

         Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain distributions, and the proceeds of redemptions of shares, paid to any shareholder who (1) has provided either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report the receipt of interest or dividend income, or (3) has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

         Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. Investors should note that this rule applies to shares purchased through the reinvestment of dividends within 30 days before or after a sale or redemption of shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain (taxable to a noncorporate shareholder at a maximum rate of 20%) or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate for regular and alternative minimum tax purposes that in some cases may be at least 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of non-corporate taxpayers, $3,000 of ordinary income.

         If a shareholder (i) incurs a sales load in acquiring shares of a Fund,
(ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires such shares or shares of another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired (unless such shares also are disposed of less than 91 days after they are acquired).

         Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends and distributions (other than long-term capital gain distributions and exempt-interest dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend or distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain distributions and exempt-interest dividends.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain distributions and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions (other than exempt-interest dividends) that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status. In addition, foreign shareholders entitled to a refund tax credit for their pro rata share of tax paid by a Fund electing to retain net capital gain may need to apply for an Individual Taxpayer Identification Number ("ITIN") in order to file the necessary refund claim. Such shareholders may apply for an ITIN using IRS Form W-7.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Recently proposed regulations may change the information provided here. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

         Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on July 15, 1999. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions discussed herein.

         Connecticut Tax Considerations. The Connecticut income tax ("CIT") is imposed on individuals resident in Connecticut and certain non-residents and partial-year residents with income derived from or connected with sources located within Connecticut. The CIT is imposed on the federal adjusted gross income of taxpayers (including married couples who file a joint federal income tax return) with certain adjustments. The applicable CIT law provides that distributions by a regulated investment company that qualify as exempt-interest dividends for federal income tax purposes are not added to federal adjusted gross income and thus are not subject to CIT to the extent such distributions are derived from obligations issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district or similar public entity created under the laws thereof, and certain other U.S. Government obligations and obligations of certain U.S. Territories. Distributions of the net income of AIM TAX-EXEMPT BOND FUND OF CONNECTICUT from other sources, including distributions from Municipal Securities issued by other states or authorities and short-term capital gains that are treated as ordinary income dividends for federal income tax purposes are taxable as dividends for CIT purposes.

         In addition, the Connecticut corporation business tax ("CCBT") is imposed on any corporation or association carrying on, or having the right to carry on, business in Connecticut. Distributions from any source that are treated as exempt-interest dividends for federal income tax purposes are includable in gross income for purposes of the CCBT. Moreover, while the CCBT generally allows a 70% deduction for amounts includable in taxable income for CCBT purposes that are treated as "dividends" for federal income tax purposes, such as distributions of taxable net investment income and net short-term capital gains, the Connecticut Department of Revenue Services has ruled that the CCBT does not allow this deduction for exempt-interest dividends and capital gain distributions whose character as "dividends" has been altered for federal income tax purposes.

         Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other federal, state and local tax rules affecting investments in the Funds.

     DESCRIPTION OF MONEY MARKET INSTRUMENTS (AIM TAX-EXEMPT CASH FUND ONLY)

         U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the United States Government or by certain of its agencies or instrumentalities. Direct obligations are issued by the United States Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of United States Government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Certain Agencies are backed by the full faith and credit of the United States Government, and others are not.

MONEY MARKET OBLIGATIONS

         Money market instruments in which the Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs in the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities include unrated securities deemed by the Fund's investment adviser to be of comparable quality to such rated securities. A rated security includes a guarantee that has received a short-term rating from a NRSRO, or a guarantee issued by a guarantor that has received a short-term rating from a NRSRO with respect to a class of debt obligations (or any debt obligation within that class). To be an Eligible Security, if a security is subject to a guarantee, the guarantee generally must have received a rating from a NRSRO or be issued by a guarantor that has received a rating with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority or security to the guarantee. Asset backed securities, other than those substantially all of whose qualifying assets consist of obligations of one or more municipal issuers, must have received a rating from a NRSRO to be Eligible Securities. The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time the Fund acquires the security, that NRSRO.


                             SHAREHOLDER INFORMATION

         This information supplements the discussion in each Fund's Prospectus under the title "Shareholder Information."

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SHARE CERTIFICATES. AIM Funds will issue share certificates upon written request to AFS. Otherwise, shares are held on the shareholder's behalf and recorded on the Fund books. AIM Funds will not issue certificates for shares held in prototype retirement plans.

         SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or




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



Class C Shares of the AIM Funds and AIM Cash Reserve Shares of AIM Money Market
Fund), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

         TERMS AND CONDITIONS OF EXCHANGES. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

         By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. The Transfer Agent reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         DIVIDENDS AND DISTRIBUTIONS. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

         For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

         Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

         Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.


                            MISCELLANEOUS INFORMATION

SHAREHOLDER INQUIRIES

         The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

AUDIT REPORTS

         The Board of Directors will issue to shareholders at least semi-annually the Funds' financial statements. Financial statements, audited by independent auditors, will be issued annually. The firm of KPMG LLP, 700 Louisiana, Houston, Texas 77002, currently serves as the auditors of the Funds.

LEGAL MATTERS

         Legal matters for the Company have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania.

CUSTODIAN AND TRANSFER AGENT

         The Bank of New York (the "Custodian"), 90 Washington Street, 11th Floor, New York, New York 10286 is custodian of all securities and cash of the Funds. Under its contract with the Company, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. A I M Fund Services, Inc., a wholly owned subsidiary of AIM (the "Transfer Agent"), P.O. Box 4739, Houston, Texas 77210-4739, acts as transfer agent, dividend disbursing agent and shareholder services agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

         Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as Sub-Custodian for retail purchases of the AIM Funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of June 7, 1999, the directors and officers of the Company as a group owned less than 1% of the outstanding Class A shares of AIM TAX-EXEMPT BOND FUND OF CONNECTICUT. As of June 7, 1999, the directors and officers of the Company as a group owned 10.22% of the outstanding Class A Shares of AIM HIGH INCOME MUNICIPAL FUND. Also as of June 7, 1999, the directors and officers of the Company as a group owned 9.29% of the outstanding Class A shares of AIM TAX-EXEMPT CASH FUND. Also as of June 7, 1999, the directors and officers of the Company as a group owned 18.10% of the outstanding Class A shares of AIM TAX-FREE INTERMEDIATE FUND.

          To the best knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of each class of each Fund as of June 7, 1999, and the percentage of the outstanding shares held by such holders are set forth below:

                                                                                                    Percent Owned
                                 Name and Address of                    Percent Owned                of Record
Fund                         Record or Beneficial Owner                   of Record*               and Beneficially
----                         --------------------------                   ---------                ----------------
AIM Tax-Free                 BHC Securities Inc.                            12.09%                        --
Intermediate Fund -          FBO CB Clients
  Class A Shares             Trade House Account
                             2005 Market Street
                             Philadelphia, PA 19103-0000


-----------

* The Company has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                                                                    Percent Owned
                                 Name and Address of                    Percent Owned                of Record
Fund                         Record or Beneficial Owner                   of Record*               and Beneficially
----                         --------------------------                   ---------                ----------------
                             Gary T. Crum                                     --                        9.70%
                             11 Greenway Plaza, Suite 100
                             Houston, TX 77046

                             Charles T. Bauer                                 --                        8.16%
                             33 E. Broad Oaks
                             Houston, TX  77056-0000

                             Jonathan C. Schoolar                             --                        5.73%
                             3722 Tartan Lane
                             Houston, TX  77025

AIM Tax-Exempt               CFP Holdings Ltd. (Partnership)                   9.58%                   --
Cash Fund -                  Attn: Gary Crum
  Class A Shares             11 Greenway Plaza, Suite 100
                             Houston, TX 77046-1100

                             Gary T. Crum                                     --                        7.38%
                             11 Greenway Plaza, Suite 100
                             Houston, TX  77046-1100

                             J. Abbott Sprague and                            --                        6.29%
                             Leslie M. Sprague JTWROS
                             3451 Piping Rock
                             Houston, TX  77027-0000

AIM High Income              Obie & Co.                                       15.69%                   --
Municipal Fund -             FBO Charles T. Bauer
  Class A Shares             P. O. Box 200547
                             Mutual Fund Unit 16-HCB-09
                             Houston, TX  77216-0547

                             Gary T. Crum                                     --                        9.60%
                             11 Greenway Plaza, Suite 100
                             Houston, TX  77046

                             Michael J. Cemo                                  --                        6.90%
                             4015 Inverness
                             Houston, TX 77019

                             Southwest Securities Inc.                         6.80%                   --
                             FBO L. Ted Binion Estate
                             P.O. Box 509002
                             Dallas, TX 75250-9002

-----------

* The Company has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                                                                    Percent Owned
                                 Name and Address of                    Percent Owned                of Record
Fund                         Record or Beneficial Owner                   of Record*               and Beneficially
----                         --------------------------                   ---------                ----------------
AIM High Income              Merrill Lynch Pierce Fenner & Smith               9.78%                   --
Municipal Fund -             FBO The Sole Benefit of Customers
  Class B Shares             Attn: Fund Administration
                             4800 Deer Lake Dr. East, 2nd Floor
                             Jacksonville, FL  32246

AIM High Income              Merrill Lynch Pierce Fenner & Smith              11.87%                   --
Municipal Fund -             FBO The Sole Benefit of Customers
  Class C Shares             Attn: Fund Administration
                             4800 Deer Lake Dr. East, 2nd Floor
                             Jacksonville, FL  32246

                             Paul A. Sartoni TTEE                              7.37%                   --
                             Robert M. Daniels TR
                             DTD 03/31/95
                             11 Whitehouse Dr.
                             Crestview Hills, KY 41017-0000

                             Denny E. Hensel                                  --                        6.19%
                             9174 State Route 701
                             Kenton, OH 43326

                             Legg Mason Wood Walker, Inc.                      5.94%                   --
                             291-11485-14
                             P.O. Box 1476
                             Baltimore, MD 21202

                             NFSC FEBO #DME-077135                             5.38%                   --
                             John Terracciano
                             Merle Helen Terracciano
                             9 Morningstar Dr.
                             Old Bridge, NJ 08857





-----------

* The Company has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                              RATINGS OF SECURITIES

         The following is a description of the factors underlying the commercial paper and debt ratings of Moody's, S&P and Fitch:

                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the low end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                         MOODY'S SHORT-TERM LOAN RATINGS

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

         A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

         A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


                        MOODY'S COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are opinions of the ability of issues to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


                                S&P BOND RATINGS

          S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of specu lation and C the highest. While such debt will likely have some quality and protective characteristics, these are out weighed by large uncertainties or large exposure to adverse conditions.


                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).


                           S&P MUNICIPAL NOTE RATINGS

         A S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

         Note rating symbols and definitions are as follows.

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.


                          S&P COMMERCIAL PAPER RATINGS

         A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.


                 FITCH IBCA, INC. INVESTMENT GRADE BOND RATINGS

         Fitch IBCA, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term and should be resolved within 12 months.


                                 RATINGS OUTLOOK

         An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.


                            FITCH SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

          Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                              FINANCIAL STATEMENTS










                                       FS

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM Tax-Exempt Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Tax-Exempt Cash Fund (a portfolio of AIM Tax-Exempt Funds, Inc.), including the schedule of investments, as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Exempt Cash Fund as of March 31, 1999, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

                                                    /s/ KPMG LLP

                                                    KPMG LLP

                       Houston, Texas
                       May 7, 1999

SCHEDULE OF INVESTMENTS

March 31, 1999

                               RATING(a)       PAR
                              S&P   MOODY'S   (000)       VALUE
SHORT-TERM MUNICIPAL
  OBLIGATIONS-89.50%
ALABAMA-2.49%
Alabama Industrial
  Development Board
  (Industrial Partners
  Project); Variable/Fixed
  Rate Refunding Series
  1989 RB
  3.25%, 01/01/07(b)(c)       --    VMIG-1    $1,525   $ 1,525,000
------------------------------------------------------------------
ALASKA-1.80%
Alaska Housing Finance
  Corp.; General Mortgage
  Series 1991 A RB
  2.95%, 06/01/26(c)         A-1+   VMIG-1     1,100     1,100,000
------------------------------------------------------------------
ARIZONA-1.64%
Arizona (State of)
  Transportation Board;
  Highway Series A RB
  5.90%, 07/01/99             AA      Aa       1,000     1,005,848
------------------------------------------------------------------
CALIFORNIA-3.60%
Huntington Beach (City of)
  (Seabridge Villas
  Project); Floating Rate
  Multifamily Housing
  Series 1985 A RB
  4.00%, 02/01/10(b)(c)       --    VMIG-1     2,200     2,200,000
------------------------------------------------------------------
COLORADO-0.33%
Arapahoe (County of) (E-470
  Project); Capital
  Improvement Trust Fund
  Highway Series 1986 RB
  4.40%, 08/31/99(b)          AAA    Aaa         200       200,896
------------------------------------------------------------------
CONNECTICUT-0.16%
Connecticut (State of)
  (Infrastructure Purpose
  S-1); Special Tax
  Obligation Transportation
  RB
  2.90%, 12/01/10(b)(c)      A-1+   VMIG-1       100       100,000
------------------------------------------------------------------
DELAWARE-0.71%
Delaware (University of)
  Variable Rate Demand
  Series 1998 RB
  3.00%, 11/01/23(c)         A-1+     --         433       433,000
------------------------------------------------------------------
FLORIDA-13.41%
Gulf Breeze (City of)
  (Florida Municipal Bond
  Fund); Variable Rate
  Demand Series 1996 A RB
  3.10%, 03/31/21(b)(c)      A-1+     --         900       900,000
------------------------------------------------------------------
Hillsborough (County of)
  Industrial Development
  Authority (Tampa Electric
  Co. Gannon Coal
  Conversion Project);
  Pollution Control Series
  1992 RB
  3.30%, 05/15/18(c)         A-1+   VMIG-1     2,700     2,700,000
------------------------------------------------------------------
Lee (County of) Housing
  Finance Authority
  (Forestwood Apartments
  Project); Housing Series
  1995 A RB
  3.00%, 06/15/25(b)(c)      A-1+     --       3,200     3,200,000
------------------------------------------------------------------

                               RATING(a)       PAR
                              S&P   MOODY'S   (000)       VALUE
FLORIDA-(CONTINUED)
Orange (County of) Florida
  Health Finance Authority;
  Pooled Hospital Loan
  Refunding Series 1985 RB
  2.85%, 06/16/99(b)(c)      A-1+   VMIG-1    $1,400   $ 1,400,000
------------------------------------------------------------------
                                                         8,200,000
------------------------------------------------------------------
GEORGIA-3.11%
Dekalb Private Hospital
  Authority (Egleston
  Children's Hospital at
  Emory University);
  Variable Rate Demand
  Revenue Anticipation
  Certificates Series 1994
  A
  2.90%, 03/01/24(b)(c)      A-1+   VMIG-1       900       900,000
------------------------------------------------------------------
Elbert & Bowman (Counties
  of) Industrial
  Development Authority;
  (Seaboard Farms of
  Elberton); Series 1985
  IDR
  3.10%, 07/01/05(b)(c)       A-1     --       1,000     1,000,000
------------------------------------------------------------------
                                                         1,900,000
------------------------------------------------------------------
ILLINOIS-6.25%
Illinois Development
  Finance Authority
  (American College of
  Surgeons Project); Tax
  Exempt Series 1996 RB
  3.10%, 08/01/26(b)(c)      A-1+     --         772       772,000
------------------------------------------------------------------
Illinois Health Facilities
  Authority; Revolving Fund
  Pooled Series D RB
  2.95%, 08/01/15(b)(c)      A-1+   VMIG-1     1,630     1,630,000
------------------------------------------------------------------
Illinois Health Facilities
  Authority (Franciscan
  Eldercare Project);
  Adjustable Rate Refunding
  Series 1996 C RB
  3.05%, 05/15/26(b)(c)      A-1+     --       1,420     1,420,000
------------------------------------------------------------------
                                                         3,822,000
------------------------------------------------------------------
INDIANA-2.46%
Indiana Development Finance
  Authority (USX
  Corporation Project);
  Variable Rate Refunding
  Series 1998 RB
  3.00%, 08/05/99(b)(d)      A-1+     --       1,000     1,000,000
------------------------------------------------------------------
New Albany (City of) School
  Board First Meeting;
  Series 1998 RB
  4.10%, 01/15/00(b)          AAA    Aaa         500       503,863
------------------------------------------------------------------
                                                         1,503,863
------------------------------------------------------------------
IOWA-4.10%
Iowa School Corporations
  (Iowa School Cash
  Anticipation Program);
  Warrant Certificate
  Series 1998-1999 A TRAN
  4.50%, 06/25/99(b)         SP-1+  MIG-1      2,500     2,506,054
------------------------------------------------------------------

                               RATING(a)       PAR
                              S&P   MOODY'S   (000)       VALUE
KENTUCKY-6.96%
Kentucky Asset/Liability
  Commission; Series 1998 B
  General Fund TRAN
  4.00%, 06/25/99            SP-1+  MIG-1     $1,000   $ 1,001,524
------------------------------------------------------------------
Kentucky Asset/Liability
  Commission; General Fund
  Series 1998 A Commercial
  Paper Notes
  2.90%, 08/12/99(b)(c)       --    VMIG-1     1,000     1,000,000
------------------------------------------------------------------
Kentucky Interlocal School
  Transport Association;
  Series 1998 TRAN
  3.90%, 06/30/99            SP-1+    --       2,250     2,254,454
------------------------------------------------------------------
                                                         4,255,978
------------------------------------------------------------------
MAINE-1.31%
Regional Waste System
  Industrial Maine; Solid
  Waste Residential Series
  P RB
  5.25%, 07/01/99             AA      --         800       803,607
------------------------------------------------------------------
MICHIGAN-1.14%
Michigan State Hospital
  Finance Authority
  (Hospital Equipment Loan
  Program); Adjustable
  Series 1995 A RB
  3.15%, 12/01/23(b)(c)       --    VMIG-1       500       500,000
------------------------------------------------------------------
Plymouth (Township of)
  Economic Development
  Corp. (Key International
  Project); Variable Rate
  Demand Series 1984 RB
  2.95%, 07/01/04(b)(c)(e)    --      --         200       200,000
------------------------------------------------------------------
                                                           700,000
------------------------------------------------------------------
MINNESOTA-7.72%
Northern Municipal Power
  Agency; Electric System
  Refunding Series 1998 RB
  3.08%, 01/01/16(b)(c)      A-1C     --       3,245     3,245,000
------------------------------------------------------------------
Owatonna (City of) (The
  Health Central System
  Project); Hospital Series
  1985 RB
  3.05%, 08/01/14(b)(c)      A-1+     --       1,480     1,480,000
------------------------------------------------------------------
                                                         4,725,000
------------------------------------------------------------------
MISSISSIPPI-3.11%
Perry (County of) Leaf
  River Forest Products;
  Series PCR
  3.15%, 03/01/02(b)(c)       --     P-1       1,900     1,900,000
------------------------------------------------------------------
MONTANA-1.14%
Missoula (County of)
  (Washington Corp.
  Project); Floating Rate
  Monthly Demand Series
  1984 IDR
  2.91%, 11/01/04(b)(c)(e)    --      --         700       700,000
------------------------------------------------------------------
NEVADA-2.20%
Reno (City of) St. Mary's
  Regional Medical Center;
  Hospital Series 1998 A RB
  4.375%, 05/15/99(b)         AAA    Aaa       1,345     1,347,124
------------------------------------------------------------------

                               RATING(a)       PAR
                              S&P   MOODY'S   (000)       VALUE
NEW HAMPSHIRE-2.29%
New Hampshire Higher
  Education and Health
  Facilities Authority;
  Variable Rate Hospital
  Series 1985 C RB
  3.15%, 12/01/25(c)(g)       A-1     --      $1,400   $ 1,400,000
------------------------------------------------------------------
NEW YORK-2.12%
Eagle Tax Exempt Trust;
  Class A Series 943802 COP
  3.11%, 05/01/07(c)(f)(g)   A-1+C    --       1,295     1,295,000
------------------------------------------------------------------
OHIO-0.49%
Delaware (County of)
  (Radiation Sterilizers,
  Inc.); Series 1984 IDR
  3.00%, 12/01/04(b)(c)       A-1     --         300       300,000
------------------------------------------------------------------
PENNSYLVANIA-5.20%
Delaware (County of)
  Industrial Development
  Authority (Scotfoam Corp.
  Project); Variable Rate
  Demand Series 1985 IDR
  2.95%, 10/01/05(b)(c)(e)    --      --       1,000     1,000,000
------------------------------------------------------------------
Harrisburg (City of)
  Authority School; Series
  A RB
  5.00%, 09/01/99(e)          AAA    Aaa       1,000     1,008,222
------------------------------------------------------------------
Philadelphia (City of)
  School District; Series
  1998-1999 A TRAN
  4.25%, 06/30/99(b)         SP-1   MIG-1      1,000     1,001,476
------------------------------------------------------------------
York (City of) General
  Authority; Adjustable
  Rate Pooled Financing
  Series 1996 RB
  3.10%, 09/01/26(b)(c)       A-1     --         168       168,000
------------------------------------------------------------------
                                                         3,177,698
------------------------------------------------------------------
RHODE ISLAND-0.83%
Providence (City of);
  General Obligation Bonds
  4.60%, 01/15/00(b)          AAA    Aaa         500       505,210
------------------------------------------------------------------
TENNESSEE-1.94%
Nashville and Davidson
  (Counties of) (Amberwood
  Ltd. Project); Metro
  Government Multifamily
  Housing Refunding Series
  1993 A IDR
  3.31%, 07/01/13(b)(c)       --    VMIG-1     1,185     1,185,000
------------------------------------------------------------------
TEXAS-11.35%
Bexar (County of) Texas
  Housing Finance Authority
  (Fountainhead Apts.
  Project); Multifamily RB
  3.00%, 09/15/26(b)(c)      A-1+     --         300       300,000
------------------------------------------------------------------
Harris (County of); General
  Obligation Series A
  Commercial Paper Notes
  3.05%, 08/13/99            A-1+    P-1         715       715,000
------------------------------------------------------------------
Houston (City of) Water and
  Sewer; Series A
  Commercial Paper Notes
  2.65%, 05/11/99             A-1    P-1       1,000     1,000,000
------------------------------------------------------------------

                               RATING(a)       PAR
                              S&P   MOODY'S   (000)       VALUE
TEXAS-(CONTINUED)
Lubbock (City of)
  Waterworks System Sub
  Lien Certificates of
  Obligation; Ltd. General
  Obligation Series 1991 RB
  8.60%, 02/15/00             AA     As2      $  500   $   522,499
------------------------------------------------------------------
San Antonio (City of)
  Electric and Gas System;
  Series A Commercial Paper
  3.00%, 04/07/99            A-1+    P-1       2,000     2,000,000
------------------------------------------------------------------
Texas (State of); Series
  1998 TRAN
  4.50%, 08/31/99            SP-1+  MIG-1      1,000     1,004,347
------------------------------------------------------------------
Trinity River Industrial
  Development Authority
  (Radiation Sterilizers,
  Inc. Project); Variable
  Rate Demand Series 1985 A
  IDR
  3.00%, 11/01/05(b)(c)       A-1     --       1,400     1,400,000
------------------------------------------------------------------
                                                         6,941,846
------------------------------------------------------------------
VIRGINIA-0.82%
Arlington (County of);
  General Obligation Bond
  Series 1993
  5.00%, 07/15/99             AAA    Aaa         500       502,586
------------------------------------------------------------------

                               RATING(a)       PAR
                              S&P   MOODY'S   (000)       VALUE
WASHINGTON-0.82%
Industrial Development
  Corp. of Port Townsend
  (Port Townsend Paper
  Corp. Project); Variable
  Rate Refunding Series
  1988 A RB
  3.00%, 03/01/09(b)(c)       --    VMIG-1    $  500   $   500,000
------------------------------------------------------------------
    Total Short-Term
      Municipal Obligations
      (Cost $54,735,710)                                54,735,710
------------------------------------------------------------------
MASTER NOTE AGREEMENTS(h)-5.72%
Broker/Dealer-5.72%
  Merrill Lynch Mortgage
  Capital, Inc.
  5.405%, 08/16/99(e)(i)
  (Cost $3,500,000)           --      --       3,500     3,500,000
------------------------------------------------------------------
REPURCHASE AGREEMENT(h)(j)-7.45%
Goldman, Sachs & Co.
  5.10%, 04/01/99(k) (Cost
  $4,557,238)                 --      --       4,557     4,557,238
------------------------------------------------------------------
TOTAL INVESTMENTS-102.67%                               62,792,948(l)
------------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(2.67%)                                        (1,633,950)
------------------------------------------------------------------
NET ASSETS-100.00%                                     $61,158,998
------------------------------------------------------------------

Abbreviations:

COP      - Certificates of Participation
IDR      - Industrial Development Revenue Bonds
PCR      - Pollution Control Revenue Bonds
RB       - Revenue Bonds
TAN      - Tax Anticipation Note
TRAN     - Tax and Revenue Anticipation Notes

Notes to Schedule of Investments:

(a)Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). Ratings are not covered by Independent Auditors' Report.
(b)Secured by a letter of credit.
(c)Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rates are redetermined periodically. Rate shown is the rate in effect on 03/31/99.
(d)Subject to an irrevocable call or mandatory put by the issuer. Par value and maturity date reflect such call or put.
(e)Unrated; determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest, pursuant to guidelines for the determination of quality adopted by the Board of Directors and followed by the investment advisor.
(f)The Fund may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. The types of synthetic municipal instruments in which the Fund may invest include variable rate instruments. These instruments involve the deposit into a trust of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust to investors such as the Fund. The trustee receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional right to put its certificate at par value plus accrued interest. Because synthetic municipal instruments involve a trust and a third party conditional put feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.
(g)Secured by bond insurance.
(h)Interest does not qualify as exempt interest for federal tax purposes.
(i)The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business days' notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 03/31/99.
(j)Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(k)Joint repurchase agreement entered into 03/31/99 with a maturing value of $500,070,833. Collateralized by $508,704,317 U.S. Government obligations, 5.00% to 7.50% due 02/01/05 to 05/01/36 with an aggregate market value at 03/31/99 of $510,000,000.
(l)Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1999

ASSETS:
Investments, at value (amortized cost)        $   62,792,948
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,400,000
------------------------------------------------------------
  Capital stock sold                                 389,278
------------------------------------------------------------
  Interest                                           500,366
------------------------------------------------------------
Investment for deferred compensation plan             26,901
------------------------------------------------------------
Other assets                                          26,366
------------------------------------------------------------
    Total assets                                  65,135,859
------------------------------------------------------------
LIABILITIES:
Payables for:
  Dividends                                           17,483
------------------------------------------------------------
  Deferred compensation                               26,901
------------------------------------------------------------
  Capital stock reacquired                         3,819,030
------------------------------------------------------------
Accrued administrative services fees                   4,515
------------------------------------------------------------
Accrued advisory fees                                 22,129
------------------------------------------------------------
Accrued distribution fees                             19,277
------------------------------------------------------------
Accrued transfer agent fees                           14,993
------------------------------------------------------------
Accrued operating expenses                            52,533
------------------------------------------------------------
    Total liabilities                              3,976,861
------------------------------------------------------------
Net assets applicable to shares outstanding   $   61,158,998
------------------------------------------------------------
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                     61,130,831
------------------------------------------------------------
Net asset value, offering and redemption
  price per share                             $         1.00
------------------------------------------------------------

STATEMENT OF OPERATIONS

For the year ended March 31, 1999

INVESTMENT INCOME:
Interest income                                  $2,590,171
-----------------------------------------------------------
EXPENSES:
Advisory fees                                       250,445
-----------------------------------------------------------
Administrative services fees                         49,285
-----------------------------------------------------------
Custodian fees                                        8,446
-----------------------------------------------------------
Directors' fees and expenses                         12,734
-----------------------------------------------------------
Transfer agent fees                                  69,602
-----------------------------------------------------------
Distribution fees                                   178,890
-----------------------------------------------------------
Registration and filing fees                         53,132
-----------------------------------------------------------
Other                                                52,381
-----------------------------------------------------------
      Total expenses                                674,915
-----------------------------------------------------------
Less: Fees waived                                  (107,334)
-----------------------------------------------------------
Expenses paid indirectly                               (817)
-----------------------------------------------------------
      Net expenses                                  566,764
-----------------------------------------------------------
Net investment income                             2,023,407
-----------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES:
Net realized gain on sales of investment
  securities                                         11,634
-----------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investment securities                                (160)
-----------------------------------------------------------
      Net gain on investment securities              11,474
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $2,034,881
-----------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 1999 and 1998

                                                                  1999           1998
                                                              -------------   -----------
OPERATIONS:
  Net investment income                                        $ 2,023,407    $ 1,600,784
-----------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities               11,634         17,389
-----------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                        (160)           160
-----------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       2,034,881      1,618,333
-----------------------------------------------------------------------------------------
Dividends to shareholders from net investment income            (2,029,841)    (1,598,357)
-----------------------------------------------------------------------------------------
Net increase (decrease) from capital stock transactions          9,220,052     (4,966,262)
-----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                      9,225,092     (4,946,286)
-----------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                           51,933,906     56,880,192
-----------------------------------------------------------------------------------------
  End of period                                                $61,158,998    $51,933,906
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                   $61,130,831    $51,910,779
-----------------------------------------------------------------------------------------
  Undistributed net investment income                               29,998         36,432
-----------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                      (1,831)       (13,465)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                      --            160
-----------------------------------------------------------------------------------------
                                                               $61,158,998    $51,933,906
-----------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

March 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of four separate portfolios: AIM Tax-Exempt Cash Fund, AIM High Income Municipal Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM Tax-Exempt Cash Fund (the "Fund"). The investment objective of the Fund is to earn the highest level of current income free from federal income taxes that is consistent with safety of principal and liquidity.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--The Fund's securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of premiums or original issue discounts.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date, adjusted for amortization of premiums and discounts on investments, and is recorded on the accrual basis. Discounts, other than original issue, are amortized to unrealized appreciation for financial reporting purposes. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $4,570 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.35% of the Fund's average daily net assets.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended March 31, 1999, the Fund reimbursed AIM $49,285 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended March 31, 1999, the Fund paid AFS $39,222 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") pursuant to which AIM Distributors serves as the distributor for the Fund. The Company has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund whereby the Fund will pay AIM Distributors up to a maximum annual rate of 0.25% of the Fund's average daily net assets as compensation for services related to the sale and distribution of the Fund's shares. Currently, AIM Distributors has voluntarily elected to waive a portion of its compensation payable by the Fund such that the compensation paid pursuant to the Plan equals 0.10% per annum of the Fund's average daily net assets. During the year ended March 31, 1999 AIM Distributors waived fees of $107,334. This waiver may be rescinded by AIM Distributors at any time without further notice to investors. The Plan provides that of the aggregate amount payable under the Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund in amounts of up to 0.25% of the average daily net assets of the Fund attributable to the customers of such dealers or financial institutions may be characterized as a service fee, and that payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund. As a result of AIM Distributors' waiver of compensation due from the Fund, payments to dealers and other financial institutions by that Fund will be limited to 0.10% of the Fund's average daily net assets. During the year ended March 31, 1999, the Fund paid AIM Distributors $71,556 as compensation pursuant to the Plan. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended March 31, 1999, the Fund paid legal fees of $3,479 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Fund's Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INDIRECT EXPENSES

During the year ended March 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $817 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $817 during the year ended March 31, 1999.

NOTE 5-CAPITAL STOCK

Changes in capital stock outstanding during the years ended March 31, 1999 and 1998 were as follows:

                                   1999                           1998
                       ----------------------------   ----------------------------
                          SHARES         AMOUNT          SHARES         AMOUNT
                       ------------   -------------   ------------   -------------
Sold                    365,487,367   $ 365,487,367    234,334,058   $ 234,334,058
----------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends               1,903,872       1,903,872      1,529,845       1,529,845
----------------------------------------------------------------------------------
Reacquired             (358,171,187)   (358,171,187)  (240,830,165)   (240,830,165)
----------------------------------------------------------------------------------
                          9,220,052   $   9,220,052     (4,966,262)  $  (4,966,262)
----------------------------------------------------------------------------------

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the five-year period ended March 31, 1999.

                                                                  1999         1998       1997       1996       1995
                                                              ------------    -------    -------    -------    -------
Net asset value, beginning of period                            $  1.00       $  1.00    $  1.00    $  1.00    $  1.00
------------------------------------------------------------    -------       -------    -------    -------    -------
Income from investment operations:
    Net investment income                                          0.03          0.03       0.03       0.03       0.03
------------------------------------------------------------    -------       -------    -------    -------    -------
Less distributions:
    Dividends from net investment income                          (0.03)        (0.03)     (0.03)     (0.03)     (0.03)
------------------------------------------------------------    -------       -------    -------    -------    -------
Net asset value, end of period                                  $  1.00       $  1.00    $  1.00    $  1.00    $  1.00
------------------------------------------------------------    -------       -------    -------    -------    -------
Total return                                                       2.90%         3.12%      2.82%      2.92%      2.54%
------------------------------------------------------------    -------       -------    -------    -------    -------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                        $61,159       $51,934    $56,880    $30,014    $30,365
------------------------------------------------------------    -------       -------    -------    -------    -------
Ratio of expenses to average net assets(a)                         0.79%(b)      0.83%      1.04%      1.05%      1.01%
------------------------------------------------------------    -------       -------    -------    -------    -------
Ratio of net investment income to average net assets(c)            2.83%(b)      3.07%      2.78%      2.97%      2.53%
------------------------------------------------------------    -------       -------    -------    -------    -------

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.94%, 0.98%, 1.19%, 1.20% and 1.16% for the periods 1999-1995 respectively.
(b) Ratios are based on average net assets of $71,555,805.
(c) After fee waivers and/or expense reimbursements. Ratios of income to average net assets prior to fee waivers and/or expense reimbursements were 2.68%, 2.92%, 2.63%, 2.82% and 2.38%, for the periods 1999-1995 respectively.

                    INDEPENDENT AUDITORS' REPORT

                    The Board of Trustees and Shareholders of
                    AIM Tax-Exempt Funds, Inc.:

                    We have audited the accompanying statement of assets and liabilities of AIM Tax-Free Intermediate Fund (a portfolio of AIM Tax-Exempt Funds, Inc.), including the schedule of investments, as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Free Intermediate Fund as of March 31, 1999, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                            /s/ KPMG LLP

                                                            KPMG LLP

                    Houston, Texas
                    May 7, 1999

SCHEDULE OF INVESTMENTS

March 31, 1999

                            RATING(a)       PAR        MARKET
                           S&P  MOODY'S    (000)       VALUE
ALABAMA-1.41%

Alabama State Municipal
 Electric Authority;
 Power Supply Series A
 RB
  6.30%, 09/01/01(b)       AAA   Aaa      $   400   $    425,200
----------------------------------------------------------------
Birmingham (City of)
  Special Care Facilities
  Financing Authority
  (Charity Obligation
  Group); Hospital Series
  1997 D RB
  4.95%, 11/01/07(c)       AA+   Aa2          970      1,009,120
----------------------------------------------------------------
McIntosh Alabama
  Industrial Development
  Board Environmental
  Improvement; RB
  5.00%, 06/01/08          AA-    A2        2,000      2,013,240
----------------------------------------------------------------
                                                       3,447,560
----------------------------------------------------------------

ALASKA-3.22%

Alaska State Housing
  Financing Corp.; Series
  A RB
  2.95%, 06/01/26(d)       A1+  VMIG-1      4,728      4,728,000
----------------------------------------------------------------
Anchorage (City of);
  School Series 1994 GO
  5.50%, 07/01/06(b)       AAA   Aaa        1,950      2,104,070
----------------------------------------------------------------
Matanuska-Susitna
  Borough; School
  District Series A GO
  5.00%, 03/01/09(b)       AAA   Aaa        1,000      1,047,700
----------------------------------------------------------------
                                                       7,879,770
----------------------------------------------------------------

ARIZONA-4.27%

Maricopa County (Gilbert
  Unified School District
  #41 Project of 1988);
  School Improvement
  Series 1992 E GO
  6.20%, 07/01/02(e)       AAA   Aaa        1,250      1,344,400
----------------------------------------------------------------
Maricopa County School
  District #90 (Ruth
  Fisher Elementary);
  Series 1997 GO
  4.70%, 07/01/99          --     A2        1,300      1,304,446
----------------------------------------------------------------
Maricopa County (Phoenix
  Unified High School
  District #210 Project
  of 1995); School
  Improvement Series C GO
  4.00%, 07/01/00          AA    Aa3        2,500      2,522,750
----------------------------------------------------------------
Mohave County Unified
  School District #1
  (Lake Havasu); Series A
  GO
  5.40%, 07/01/06(b)       AAA   Aaa          200        216,124
----------------------------------------------------------------
Navajo County Unified
  School District; Series
  1997 A GO
  5.00%, 07/01/07(b)       AAA   Aaa          450        474,818
----------------------------------------------------------------
Nogales Municipal
  Development Authority;
  RB
  4.20%, 06/01/08(b)       AAA   Aaa          710        701,998
----------------------------------------------------------------
  4.30%, 06/01/09(b)       AAA   Aaa          530        527,387
----------------------------------------------------------------

                            RATING(a)       PAR        MARKET
                           S&P  MOODY'S    (000)       VALUE
ARIZONA-(CONTINUED)

Phoenix (City of); Senior
  Lien Street and Highway
  User; Refunding Series
  1992 RB
  6.20%, 07/01/02          AA     A1      $ 1,000   $  1,075,520
----------------------------------------------------------------
Prescott (City of) Water
  District; RB
  4.25%, 01/01/09(b)       AAA   Aaa          500        492,525
----------------------------------------------------------------
Yuma County School
  District #13 (Crane
  Elementary); Refunding
  Series GO
  5.25%; 07/01/01(b)       --    Aaa          675        700,157
----------------------------------------------------------------
Yuma Industrial
  Development Authority
  (Yuma Regional Medical
  Center Project); Health
  Care Facilities Series
  1997 Refunding RB
  5.70%, 08/01/06(b)       AAA   Aaa        1,000      1,090,330
----------------------------------------------------------------
                                                      10,450,455
----------------------------------------------------------------

ARKANSAS-3.14%

Arkansas State
  Development Financial
  Authority; Correction
  Facility Series 1996 RB
  6.25%, 10/01/06(b)       AAA   Aaa        1,800      2,042,334
----------------------------------------------------------------
Conway (City of); Sales
  and Use Tax Capital
  Improvement Series 1997
  A RB
  4.80%, 12/01/07(b)       AAA   Aaa          825        852,093
----------------------------------------------------------------
Little Rock (City of)
  (Baptist Medical
  Center); Health
  Facility Hospital
  Series RB
  6.70%, 11/01/04(b)       AAA   Aaa        1,400      1,575,854
----------------------------------------------------------------
North Little Rock (City
  of); Electric System
  Refunding Series 1992 A
  RB
  6.00%, 07/01/01(b)       AAA   Aaa          500        526,630
----------------------------------------------------------------
Pulaski Special School
  District; Refunding
  Series GO
  4.50%, 02/01/02          --     A3        1,065      1,086,417
----------------------------------------------------------------
Sebastian (County of)
  (Arkansas Community Jr.
  College District);
  Refunding & Improvement
  Series 1997 GO
  5.10%, 04/01/06(b)       --    Aaa          500        531,665
----------------------------------------------------------------
  5.20%, 04/01/07(b)       --    Aaa        1,000      1,070,750
----------------------------------------------------------------
                                                       7,685,743
----------------------------------------------------------------

CALIFORNIA-2.53%

California Health Care
  Facilities Financing
  Authority (Casa De Las
  Campanas); Hospital
  Series A RB
  4.875%, 08/01/08         A+     --          700        726,236
----------------------------------------------------------------

                            RATING(a)       PAR        MARKET
                           S&P  MOODY'S    (000)       VALUE
CALIFORNIA-(CONTINUED)

California Intercommunity
  Hospital Financing
  Authority; Certificates
  of Participation
  4.60%, 11/01/08(b)        A     --      $ 1,210   $  1,211,815
----------------------------------------------------------------
California State Public
  Works Board (Department
  of Corrections) (State
  Prison-Madera County);
  Lease Series 1990 A RB
  7.00%, 09/01/00           A     A           100        104,985
----------------------------------------------------------------
Folsom (City of) (School
  Facilities Project);
  Series 1994 B GO
  6.00%, 08/01/02(b)       Aaa   Aaa          500        539,150
----------------------------------------------------------------
Inglewood (City of)
  (Daniel Freeman
  Hospital Inc.); Insured
  Hospital Series 1991 RB
  6.50%, 05/01/01(e)       NRR   NRR          400        424,564
----------------------------------------------------------------
Orange (County of);
  Refunding Recovery
  Series A RB
  5.50%, 06/01/06(b)       AAA   Aaa        1,000      1,093,100
----------------------------------------------------------------
Parking Authority of the
  City and County of San
  Francisco; Parking
  Meter Series 1994 RB
  6.75%, 06/01/05(b)       AAA   Aaa          500        577,545
----------------------------------------------------------------
South San Francisco
  Capital Improvement
  Financing Authority;
  Redevelopment Series A
  RB
  4.30%, 09/01/08(b)        A     --        1,255      1,242,513
----------------------------------------------------------------
West End Water
  Development, Treatment,
  and Conservation Joint
  Powers Authority; Water
  Facilities Series 1990
  Certificates of
  Participation
  7.00%, 10/01/00(e)       NRR   NRR          250        263,007
----------------------------------------------------------------
                                                       6,182,915
----------------------------------------------------------------

COLORADO-0.49%

Highlands Ranch
  Metropolitan District
  #3; Refunding Series B
  RB
  4.50%; 12/01/04(b)        A     --        1,175      1,199,628
----------------------------------------------------------------

CONNECTICUT-0.99%

Connecticut (State of);
  Special Tax Obligation
  RB
  2.90%, 12/01/10(d)       A1+  VMIG-1         20         20,000
----------------------------------------------------------------
Connecticut (State of)
  Developing Authority
  (Independent Living
  Project); RB
  2.80%, 07/01/15(d)       --   VMIG-1        128        128,000
----------------------------------------------------------------
New Haven (City of);
  Series 1997 GO
  6.00%, 02/15/06(b)       AAA   Aaa        2,050      2,278,104
----------------------------------------------------------------
                                                       2,426,104
----------------------------------------------------------------

                            RATING(a)       PAR        MARKET
                           S&P  MOODY'S    (000)       VALUE
DELAWARE-1.63%

Delaware Transportation
  Authority; Senior Lien
  Transportation System
  Series 1991 RB
  6.00%, 07/01/01(c)(e)    AAA   Aaa      $   750   $    789,945
----------------------------------------------------------------
University of Delaware;
  RB
  3.00%, 11/23/23(d)       --    A-1+       3,187      3,187,000
----------------------------------------------------------------
                                                       3,976,945
----------------------------------------------------------------

DISTRICT OF
  COLUMBIA-4.24%

District of Columbia;
  Refunding Unlimited Tax
  Series B GO
  6.125%, 06/01/02(c)(e)   AAA   Aaa           60         65,264
----------------------------------------------------------------
  6.125%, 06/01/03(b)      AAA   Aaa        2,960      3,201,240
----------------------------------------------------------------
  5.50%, 06/01/07(b)       AAA   Aaa        3,000      3,221,730
----------------------------------------------------------------
District of Columbia
  (American Association
  Advancement Science);
  Series 1997 RB
  5.00%, 01/01/05(b)       AAA   Aaa          800        837,256
----------------------------------------------------------------
District of Columbia
  (Medlantic Healthcare
  Group); RB
  5.50%, Refunding Series
  1993 A, 08/15/06(e)      AAA   Aaa          500        541,410
----------------------------------------------------------------
  6.00%, Series 1996 A,
  08/15/06(e)              AAA   Aaa        1,550      1,727,025
----------------------------------------------------------------
  6.00%, Series 1996 A,
  08/15/07(e)              AAA   Aaa          500        559,865
----------------------------------------------------------------
District of Columbia (The
  Howard University
  Issue); University
  Series 1990 A RB
  6.90%, 10/01/00(e)       AAA   NRR          200        209,762
----------------------------------------------------------------
                                                      10,363,552
----------------------------------------------------------------

FLORIDA-2.19%

Broward (County of)
  Expressway Authority;
  Refunding Series A GO
  6.50%, 07/01/04          AA+   Aa2        1,000      1,001,740
----------------------------------------------------------------
Lee (County of) Housing
  Financial Authority
  (Forestwood Apartments
  Project); Series A RB
  2.90%, 06/15/25(d)       AAA    --           58         58,000
----------------------------------------------------------------
Miami Beach (City of)
  Health Facilities
  Authority (South
  Shore); Hospital Series
  A RB
  4.80%, 08/01/08           A     --        1,000      1,022,570
----------------------------------------------------------------
Palm Beach County Solid
  Waste Authority;
  Refunding Series 1997 A
  RB
  5.50%, 10/01/06(b)       AAA   Aaa        3,000      3,272,430
----------------------------------------------------------------
                                                       5,354,740
----------------------------------------------------------------

GEORGIA-3.76%

Albany (City of); Sewer
  System Series 1992 RB
  6.30%, 07/01/02(e)       AAA   Aaa          500        539,270
----------------------------------------------------------------

                            RATING(a)       PAR        MARKET
                           S&P  MOODY'S    (000)       VALUE
GEORGIA-(CONTINUED)

De Kalb (County of)
  Private Hospital
  Authority (Egleston
  Childrens' Hospital);
  Revenue Anticipation
  Certificates Series A
  RB
  2.90%, 03/01/24(d)       A1+  VMIG-1    $   141   $    141,000
----------------------------------------------------------------
Fulton (County of); Water
  and Sewer Refunding
  Series 1992 RB
  5.75%, 01/01/02(b)       AAA   Aaa          715        753,145
----------------------------------------------------------------
Georgia (State of);
  Series 1988 D GO
  7.10%, 06/01/99          AAA   Aaa        2,000      2,012,240
----------------------------------------------------------------
Georgia State Municipal
  Electric Authority; RB
  4.75%, Refunding Sub-
  Series A, 01/01/08(b)    AAA   Aaa        3,000      3,099,480
----------------------------------------------------------------
  6.00%, Series V,
  01/01/01(b)              AAA   Aaa        1,000      1,040,830
----------------------------------------------------------------
Metropolitan Atlanta
  Rapid Transportation
  Authority; Sales Tax
  Refunding Series M RB
  6.15%, 07/01/02          AA-    A1          500        535,235
----------------------------------------------------------------
Savannah (City of)
  Hospital Authority (St.
  Joseph's Candler Health
  System); Refunding
  Series A RB
  5.25%, 07/01/08(b)       --    Aaa        1,000      1,068,570
----------------------------------------------------------------
                                                       9,189,770
----------------------------------------------------------------

HAWAII-3.39%

Hawaii (State of);
  Refunding Series 1997
  GO
  6.00%, 03/01/07(b)       AAA   Aaa        5,000      5,553,550
----------------------------------------------------------------
Hawaii (State of)
  (Kapolei State Office
  Building); Series A
  Certificates of
  Participation
  4.50%, 05/01/09(b)       AAA   Aaa        2,725      2,735,873
----------------------------------------------------------------
                                                       8,289,423
----------------------------------------------------------------

ILLINOIS-7.76%

Chicago (City of); Series
  1997 GO
  6.00%, 01/01/06(b)       AAA   Aaa          500        552,290
----------------------------------------------------------------
Chicago (City of) School
  Financial Authority;
  Refunding Series A GO
  5.10%, 06/01/04(b)       AAA   Aaa       10,000     10,516,600
----------------------------------------------------------------
Hoffman Estates Illinois
  Multifamily Housing
  (Park Place Apartments
  Project); Refunding
  Series 1996 RB
  5.75%, 06/01/06(c)       AAA   Aaa        1,250      1,327,813
----------------------------------------------------------------
Illinois Development
  Financial Authority
  (American College
  Surgeons); Series 1996
  RB
  3.10%, 08/01/26(d)       A1+    --           53         53,000
----------------------------------------------------------------
Illinois Development
  Financial Authority;
  Series 1997 IDR
  4.80%, 08/01/25          AA-    --        1,000      1,027,560
----------------------------------------------------------------

                            RATING(a)       PAR        MARKET
                           S&P  MOODY'S    (000)       VALUE
ILLINOIS-(CONTINUED)

Illinois Educational
  Facilities Authority
  (Augustana College);
  Series 1997 RB
  4.80%, 10/01/99(b)       AAA    --      $   375   $    378,139
----------------------------------------------------------------
Illinois Health
  Facilities Authority;
  Series D RB
  2.95%, 08/01/15(d)       A1+  VMIG-1        315        315,000
----------------------------------------------------------------
Illinois Health
  Facilities Authority
  (Alexian Brothers
  Health System); RB
  5.00%, 01/01/06(b)       AAA   Aaa        1,000      1,041,680
----------------------------------------------------------------
Illinois Health
  Facilities Authority
  (Edward Obligated
  Group); Series 1997 A
  RB
  4.90%, 02/15/08(b)       AAA   Aaa          835        863,448
----------------------------------------------------------------
Illinois Health
  Facilities Authority
  (Highland Park
  Hospital); Series 1991
  A RB
  4.80%, 10/01/99(b)       AAA   Aaa          255        257,134
----------------------------------------------------------------
  5.55%, 10/01/06(b)       AAA   Aaa          500        540,305
----------------------------------------------------------------
Illinois Regional Transit
  Authority; Series B RB
  6.30%, 06/01/04(c)(e)    AAA   Aaa        1,000      1,128,390
----------------------------------------------------------------
Joliet (City of);
  Waterworks and Sewer
  Series 1991 RB
  6.95%, 01/01/01(b)       AAA   Aaa          250        263,998
----------------------------------------------------------------
Kane (County of) Public
  Building Commission;
  Unlimited Tax Public
  Building Series B GO
  6.20%, 12/01/99(c)(e)    NRR   NRR          700        713,881
----------------------------------------------------------------
                                                      18,979,238
----------------------------------------------------------------

INDIANA-4.39%

Frankfort Middle School
  Building Corp.;
  Refunding Series 1996
  RB
  5.20%, 01/10/07(b)       AAA   Aaa          295        313,143
----------------------------------------------------------------
Hamilton (County of);
  Optional Income Tax
  Revenue Series 1998 RB
  5.00%, 07/10/08(b)       AAA   Aaa        1,095      1,152,126
----------------------------------------------------------------
Indiana Health Facilities
  Financing Authority
  (Charity Obligated
  Group); Series 1997 D
  RB
  5.00%, 11/01/07(c)       AA+   Aa2        2,470      2,565,836
----------------------------------------------------------------
Indiana Municipal Power
  Agency (Power Supply
  System); Refunding
  Special Obligation
  1st-Crossover B RB
  4.80%, 01/01/09(b)       AAA   Aaa        2,000      2,027,760
----------------------------------------------------------------
Indiana Transportation
  Finance Authority;
  Airport Facilities
  Lease Series A RB
  6.00%, 11/01/01           A     A1          500        527,925
----------------------------------------------------------------
Indiana Transportation
  Finance Authority;
  Highway Series A RB
  5.50%, 06/01/07(b)       AAA   Aaa        1,000      1,084,590
----------------------------------------------------------------

                            RATING(a)       PAR        MARKET
                           S&P  MOODY'S    (000)       VALUE
INDIANA-(CONTINUED)

Warren (City of) School
  Building Corp;
  Refunding First
  Mortgage RB
  4.30%, 01/05/01(b)       AAA   Aaa      $ 1,500   $  1,519,590
----------------------------------------------------------------
  4.50%, 01/05/03(b)       AAA   Aaa        1,500      1,536,270
----------------------------------------------------------------
                                                      10,727,240
----------------------------------------------------------------

IOWA-1.38%

Iowa Student Loan
  Liquidity Corp.;
  Student Loan Series
  1992 A RB
  6.25%, 03/01/00          --    Aa1          500        510,970
----------------------------------------------------------------
Muscatine Iowa Electric;
  Refunding Series RB
  5.00%, 01/01/08           A     A3        2,855      2,857,398
----------------------------------------------------------------
                                                       3,368,368
----------------------------------------------------------------

KANSAS-1.34%

Burlington (City of)
  Environmental
  Improvement (Power and
  Lighting Project);
  Refunding Series K PCR
  4.35%, 09/01/01(c)       A-     A2        1,250      1,253,913
----------------------------------------------------------------
  4.50%, 09/01/03(c)       A-     A2        2,000      2,019,020
----------------------------------------------------------------
                                                       3,272,933
----------------------------------------------------------------

KENTUCKY-0.88%

Carrollton & Henderson
  Public Energy
  Authority; Gas Series B
  RB
  4.20%, 01/01/06(b)       AAA   Aaa        1,000      1,002,280
----------------------------------------------------------------
Kentucky Economic
  Development Finance
  Authority (Ashland
  Hospital Corp); Medical
  Center Refunding and
  Improvement Series RB
  4.50%, 02/01/02(b)       AAA   Aaa          850        866,864
----------------------------------------------------------------
Kentucky State Turnpike
  Authority (Economic
  Development Road
  Revitalization
  Project); RB
  7.125%, 05/15/00(c)(e)   AAA   Aaa          260        274,485
----------------------------------------------------------------
                                                       2,143,629
----------------------------------------------------------------

LOUISIANA-4.74%

Jefferson Parish School
  Board; Sales and Use
  Tax RB
  6.00%, 02/01/04(b)       AAA   Aaa        1,720      1,872,461
----------------------------------------------------------------
Louisiana (State of);
  Series A GO
  6.00%, 04/15/07(b)       AAA   Aaa        5,000      5,582,450
----------------------------------------------------------------
Louisiana Offshore
  Terminal Authority
  (Loop, Inc.); Deepwater
  Port Refunding Series
  1992 RB
  6.00%, 09/01/01           A     A3        1,000      1,041,380
----------------------------------------------------------------
  6.20%, 09/01/03           A     A3        1,000      1,072,530
----------------------------------------------------------------

                            RATING(a)       PAR        MARKET
                           S&P  MOODY'S    (000)       VALUE
LOUISIANA-(CONTINUED)

New Orleans (City of);
  Refunding Certificates
  of Indebtedness Series
  A GO
  4.15%, 08/01/01(b)       AAA   Aaa      $ 2,000   $  2,028,640
----------------------------------------------------------------
                                                      11,597,461
----------------------------------------------------------------

MAINE-1.19%

Maine Financial
  Authority; Electric
  Rate Stabilization
  Refunding Series A RB
  4.50%, 07/01/08(b)       AAA   Aaa        1,830      1,850,588
----------------------------------------------------------------
Regional Waste System
  Inc.; Solid Waste
  Resource Recovery
  Series P RB
  5.25%, 07/01/03          AA     --        1,000      1,052,580
----------------------------------------------------------------
                                                       2,903,168
----------------------------------------------------------------

MASSACHUSETTS-1.03%

Massachusetts State
  Health and Educational
  Facilities Authority
  (Eye and Ear
  Infirmary); Series B RB
  5.00%, 07/01/05           A     --        1,000      1,037,870
----------------------------------------------------------------
Massachusetts Turnpike
  Authority; Metropolitan
  Highway System
  Sub-Series A RB
  5.125%, 01/01/09(b)      --    Aaa        1,000      1,058,470
----------------------------------------------------------------
New England Education
  Loan Marketing Corp.;
  Student Loan Refunding
  Senior Issue 1992 D RB
  6.20%, 09/01/00          --    Aaa          400        413,864
----------------------------------------------------------------
                                                       2,510,204
----------------------------------------------------------------

MICHIGAN-1.65%

Dearborn (City of)
  Economic Development
  Corp. (Oakwood
  Obligated Group);
  Hospital Series 1991 A
  RB
  6.95%, 08/15/01(c)(e)    AAA   Aaa        1,000      1,094,620
----------------------------------------------------------------
Detroit (City of) School
  District; GO
  5.60%, 05/01/01          AA+   Aa2          765        796,778
----------------------------------------------------------------
Michigan State Building
  Authority; Refunding
  Series I RB
  6.40%, 10/01/04          AA    Aa2        2,000      2,157,180
----------------------------------------------------------------
                                                       4,048,578
----------------------------------------------------------------

MINNESOTA-0.32%

Southern Minnesota
  Municipal Power Agency;
  Power Supply System
  Series A RB
  5.60%, 01/01/04          A+     A2          745        793,604
----------------------------------------------------------------

MISSISSIPPI-0.44%

Gulfport (City of);
  Refunding GO
  4.50%, 05/01/07(b)       --    Aaa          515        523,704
----------------------------------------------------------------
  4.55%, 05/01/08(b)       --    Aaa          550        560,219
----------------------------------------------------------------
                                                       1,083,923
----------------------------------------------------------------

                            RATING(a)       PAR        MARKET
                           S&P  MOODY'S    (000)       VALUE
MISSOURI-0.80%

Fort Osage Reorganization
  School District #1
  (Missouri School
  District Direct Deposit
  Program); Series 1997
  GO
  4.95%, 03/01/06          AA    Aa2      $   405   $    424,505
----------------------------------------------------------------
Missouri State Health and
  Educational Facilities
  Authority (Freeman
  Health Systems
  Project); Hospital
  Series RB
  4.85%, 02/15/07(b)        A     --        1,000      1,011,670
----------------------------------------------------------------
  5.00%, 02/15/08(b)        A     --          515        525,310
----------------------------------------------------------------
                                                       1,961,485
----------------------------------------------------------------

MONTANA-0.18%

Montana Higher Education
  Assistance Corp.;
  Student Loan Series
  1992 A RB
  6.60%, 12/01/00          --     A           420        436,859
----------------------------------------------------------------

NEVADA-0.20%

Clark County Improvement
  District No. 65 (Lamb
  Boulevard III); Series
  1992 GO
  6.20%, 12/01/02          AA-    A1          120        124,015
----------------------------------------------------------------
Nevada (State of) (Nevada
  Municipal Bond Bank
  Project Nos. 38-39);
  Limited Tax Series 1992
  A GO
  6.00%, 07/01/01(e)       NRR   NRR          350        368,256
----------------------------------------------------------------
                                                         492,271
----------------------------------------------------------------

NEW JERSEY-1.75%

Gloucester County
  Utilities Authority;
  Sewer Refunding Series
  1991 RB
  6.10%, 01/01/00          AA-    A1          225        229,696
----------------------------------------------------------------
Jersey City (City of)
  (Qualified School
  Bond); GO
  6.40%, 02/15/00          AA    Aa3        1,000      1,027,690
----------------------------------------------------------------
New Jersey Transportation
  Trust Fund Authority;
  Transportation System
  Series 1992 A RB
  5.90%, 06/15/99(e)       NRR   Aaa        1,000      1,005,330
----------------------------------------------------------------
Ocean City (City of); GO
  5.00%, 04/01/09(b)       AAA   Aaa        1,400      1,473,066
----------------------------------------------------------------
Trenton (City of); Fiscal
  Year Adjustment GO
  6.10%, 08/15/02(b)       AAA   Aaa          500        538,360
----------------------------------------------------------------
                                                       4,274,142
----------------------------------------------------------------

NEW MEXICO-1.07%

Albuquerque (City of);
  Joint Water and Sewer
  Series 1990 A RB
  6.00%, 07/01/00(c)(e)    AAA    --        1,000      1,032,380
----------------------------------------------------------------

                            RATING(a)       PAR        MARKET
                           S&P  MOODY'S    (000)       VALUE
NEW MEXICO-(CONTINUED)

Farmington (City of) (San
  Juan Regional Medical
  Center); Hospital
  Series A RB
  5.00%, 06/01/01(b)       --    Aaa      $ 1,015   $  1,044,983
----------------------------------------------------------------
Santa Fe (City of);
  Series 1994 A RB
  5.50%, 06/01/03(e)       AAA   Aaa          500        533,335
----------------------------------------------------------------
                                                       2,610,698
----------------------------------------------------------------

NEW YORK-8.49%

Long Island Power
  Authority (New York
  Electrical Systems);
  Series A RB
  5.25%, 12/01/02          A-    Baa1       1,250      1,306,875
----------------------------------------------------------------
Nassau (County of);
  General Improvement
  Series V GO
  5.15%, 03/01/07(b)       AAA   Aaa        5,000      5,282,000
----------------------------------------------------------------
New York (City of);
  Refunding Series D GO
  5.60%, 11/01/05          A-     A3        5,000      5,389,150
----------------------------------------------------------------
New York (City of);
  Series G GO
  5.90%, 02/01/05          A-     A3        1,150      1,248,072
----------------------------------------------------------------
New York (State of)
  Dormitory Authority;
  Mental Health
  Facilities Series A RB
  6.00%, 02/15/05          A-     A3        1,000      1,093,650
----------------------------------------------------------------
  6.00%, 08/15/07          A-     A3        1,775      1,973,037
----------------------------------------------------------------
New York (State of)
  Dormitory Authority
  (Pace University
  Issue); Series 1997 RB
  6.00%, 07/01/07(b)       AAA   Aaa        1,275      1,428,586
----------------------------------------------------------------
New York (State of)
  Dormitory Authority
  (Upstate Community
  Colleges); Series A RB
  4.375%, 07/01/09(b)      AAA   Aaa        1,000        997,900
----------------------------------------------------------------
New York (State of)
  Medical Care Facilities
  (Hospital & Nursing
  Home); Financial Agency
  Series 1995 A RB
  5.60%, 02/15/05(b)       AAA    --        1,190      1,251,059
----------------------------------------------------------------
Syracuse (City of);
  Public Improvement
  Series B GO
  4.30%, 10/01/03(b)       AAA   Aaa          775        790,841
----------------------------------------------------------------
                                                      20,761,170
----------------------------------------------------------------

NORTH CAROLINA-0.43%

North Carolina Municipal
  Power Agency No. 1
  (Catawba Electric);
  Electrical Refunding
  Series RB
  5.25%, 01/01/07(b)       AAA   Aaa        1,000      1,059,860
----------------------------------------------------------------

NORTH DAKOTA-0.40%

Fargo (City of);
  Refunding Water Series
  1997 RB
  5.50%, 01/01/08(b)       AAA   Aaa          905        979,907
----------------------------------------------------------------

                            RATING(a)       PAR        MARKET
                           S&P  MOODY'S    (000)       VALUE
OHIO-2.77%

Franklin (County of);
  1991 Issue GO
  6.30%, 12/01/01(c)(e)    NRR   NRR      $ 1,500   $  1,630,800
----------------------------------------------------------------
Greene (County of); Water
  System Series A RB
  5.45%, 12/01/06(b)       AAA   Aaa          585        634,795
----------------------------------------------------------------
Hilliard City School
  District; School
  Improvement Refunding
  Series 1992 GO
  6.05%, 12/01/00(b)       AAA   Aaa          500        521,670
----------------------------------------------------------------
  6.15%, 12/01/01(b)       AAA   Aaa          250        266,305
----------------------------------------------------------------
Lucas County (St.
  Vincent's Medical
  Center); Hospital
  Series A RB
  6.75%, 08/15/20(b)       AAA   Aaa        2,000      2,122,160
----------------------------------------------------------------
Ohio (State of)
  (Elementary & Secondary
  Education Facilities);
  Series 1997 RB
  5.10%, 12/01/05          AA-   Aa3        1,500      1,593,660
----------------------------------------------------------------
                                                       6,769,390
----------------------------------------------------------------

OKLAHOMA-1.18%

Norman (City of) Hospital
  Authority; Refunding
  Series A RB
  5.20%, 09/01/06(b)       AAA   Aaa          310        331,774
----------------------------------------------------------------
  5.30%, 09/01/07(b)       AAA   Aaa        1,090      1,174,911
----------------------------------------------------------------
Oklahoma Housing Finance
  Agency; Single Family
  Mortgage Series A RB
  6.55%, 03/01/00(b)       AAA   Aaa           95         97,634
----------------------------------------------------------------
Southern Oklahoma
  Memorial Hospital
  Authority; Hospital
  Series 1993 A RB
  5.60%, 02/01/00(e)       NRR   NRR        1,250      1,274,525
----------------------------------------------------------------
                                                       2,878,844
----------------------------------------------------------------

OREGON-2.11%

Cow Creek Band (Umpqua
  Tribe of Indians);
  Series B RB
  4.25%, 07/01/03(b)       AAA   Aaa        1,265      1,288,504
----------------------------------------------------------------
Grande Ronde (City of)
  Community Confederated
  Tribes (Governmental
  Facilities and
  Infrastructure);
  Unlimited Tax Series
  1997 GO
  5.00%, 12/01/07(b)       AAA   Aaa        1,145      1,211,673
----------------------------------------------------------------
Portland (City of); Sewer
  System Series 1994 A RB
  5.45%, 06/01/03          A+     A1        1,065      1,131,861
----------------------------------------------------------------
  5.55%, 06/01/04          A+     A1          500        537,180
----------------------------------------------------------------
Salem Oregon Hospital
  Facilities Authority
  (Salem Hospital);
  Series RB
  4.20%, 08/15/08          AA-    --        1,000        988,520
----------------------------------------------------------------
                                                       5,157,738
----------------------------------------------------------------

                            RATING(a)       PAR        MARKET
                           S&P  MOODY'S    (000)       VALUE
PENNSYLVANIA-2.45%

Fayette County
  Pennsylvania Hospital
  Authority (Union Town
  Hospital); Refunding
  Series RB
  4.85%, 06/15/01(b)       AAA    --      $ 1,000   $  1,026,070
----------------------------------------------------------------
Lackawanna (County of);
  Series A GO
  4.40%, 01/01/09(b)       AAA   Aaa          510        509,969
----------------------------------------------------------------
Pennsylvania (State of)
  Higher Educational
  Facilities Authority
  (UPMC Health System);
  Series A RB
  5.00%, 08/01/09(b)       AAA   Aaa        2,000      2,086,740
----------------------------------------------------------------
York (City of) General
  Authority; RB
  3.10%, 09/01/26(d)       A1     --        2,369      2,369,000
----------------------------------------------------------------
                                                       5,991,779
----------------------------------------------------------------

RHODE ISLAND-0.44%

Rhode Island (State of);
  Refunding Series 1992 A
  GO
  6.10%, 06/15/03(b)       AAA   Aaa        1,000      1,084,610
----------------------------------------------------------------

SOUTH CAROLINA-1.24%

Charleston (County of)
  (Care Alliance Health
  Services); Series A RB
  4.40%, 08/15/08(b)       AAA   Aaa        3,000      3,025,080
----------------------------------------------------------------

SOUTH DAKOTA-0.85%

Rapid City (City of);
  Sales Tax Series 1995 A
  RB
  5.60%, 06/01/05(b)       AAA   Aaa          255        275,599
----------------------------------------------------------------
South Dakota Health and
  Education Facility
  (McKennan Hospital);
  Refunding Series 1996
  RB
  5.40%, 07/01/06(b)       AAA   Aaa        1,680      1,799,146
----------------------------------------------------------------
                                                       2,074,745
----------------------------------------------------------------

TENNESSEE-2.36%

Monroe (County of); High
  School Refunding Series
  GO
  4.25%, 05/01/03(b)       --    Aaa          500        509,345
----------------------------------------------------------------
Nashville and Davidson
  (County of) Health and
  Education Facilities
  Board (Meharry Medical
  College); RB
  7.875%, 12/01/04(e)      NRR   Aaa          890        993,694
----------------------------------------------------------------
Nashville and Davidson
  (County of) Health and
  Education Facilities
  Board (Multifamily
  Housing Project);
  Series 1996 RB
  5.50%, 01/01/07(c)       AAA    --        2,700      2,847,474
----------------------------------------------------------------

                            RATING(a)       PAR        MARKET
                           S&P  MOODY'S    (000)       VALUE
TENNESSEE-(CONTINUED)

Tennessee Housing
  Development Agency;
  Mortgage Financing
  Refunding Series 1993 A
  RB
  5.65%, 01/01/07          A+     A1      $ 1,360   $  1,415,610
----------------------------------------------------------------
                                                       5,766,123
----------------------------------------------------------------

TEXAS-7.72%

Alamo Community College
  District; Series 1990
  GO
  6.90%, 02/15/00(c)(e)    --    Aaa          500        515,730
----------------------------------------------------------------
Beaumont (City of)
  Waterworks & Sewer
  System; Refunding RB
  5.25%, 09/01/08(b)       AAA   Aaa        1,280      1,368,077
----------------------------------------------------------------
Bexar (County of) Housing
  Financial Authority;
  Multifamily Refunding
  Series RB
  3.00%, 09/15/26(d)       A1+    --          374        374,000
----------------------------------------------------------------
Comal County Industrial
  Development Authority
  (The Coleman Company,
  Inc. Project); Series
  1980 IDR
  9.25%, 08/01/00(e)       NRR   NRR          315        328,312
----------------------------------------------------------------
Conroe (City of)
  Independent School
  District; Unlimited
  School Tax GO
  7.375%, 02/01/01(b)      --    Aaa          115        122,570
----------------------------------------------------------------
Gatesville Independent
  School District;
  Unlimited Tax School
  Building and Refunding
  Series 1995 RB
  5.80%, 02/01/03(b)       --    Aaa          485        517,733
----------------------------------------------------------------
Harris (County of) (Port
  of Houston Authority);
  RB
  5.75%, 05/01/02           A     A         1,070      1,081,973
----------------------------------------------------------------
  5.75%, 05/01/02(b)       AAA   Aaa        1,055      1,067,312
----------------------------------------------------------------
Harris County Health
  Facilities Development
  Corp. (Memorial
  Hospital System
  Project); Hospital
  Series 1992 RB
  6.70%, 06/01/00(e)       NRR   NRR        1,000      1,036,940
----------------------------------------------------------------
Harris County Health
  Facilities Development
  Corp. (School Health
  Care System Project);
  Series B RB
  5.10%, 07/01/06          AA    Aa3        1,000      1,041,650
----------------------------------------------------------------
Katy (City of)
  Independent School
  District; Refunding
  Series A GO
  5.00%, 02/15/09(b)       AAA   Aaa        1,000      1,045,810
----------------------------------------------------------------
Keller (City of)
  Independent School
  District; Series 1994
  Certificates of
  Participation
  5.75%, 08/15/01(b)       AAA   Aaa          915        959,048
----------------------------------------------------------------
Kerrville (City of);
  Electric System
  Refunding Series 1991
  RB
  6.375%, 11/01/01(b)      AAA   Aaa          185        197,909
----------------------------------------------------------------

                            RATING(a)       PAR        MARKET
                           S&P  MOODY'S    (000)       VALUE
TEXAS-(CONTINUED)

La Marque Independent
  School District;
  Unlimited Schoolhouse
  Tax Series 1992 GO
  7.50%, 08/15/99(b)       AAA   Aaa      $   575   $    583,901
----------------------------------------------------------------
  7.50%, 08/15/02(b)       AAA   Aaa          750        837,173
----------------------------------------------------------------
Lubbock Health Facility
  Development Corp.;
  Methodist Hospital
  Refunding Series 1993 B
  RB
  5.40%, 12/01/05(b)       AAA   Aaa          500        541,115
----------------------------------------------------------------
Plano Independent School
  District; GO
  5.80%, 02/15/05(b)       AAA   Aaa        2,025      2,176,065
----------------------------------------------------------------
Tarrant (County of)
  Housing Finance Corp.
  (Arbors on Park II);
  Multifamily Housing
  Series RB
  5.05%, 12/01/07          AAA    --        1,465      1,492,293
----------------------------------------------------------------
Temple (City of) (Bell
  County); Refunding
  Series 1992 GO
  5.80%, 02/01/01(b)       AAA   Aaa          250        259,587
----------------------------------------------------------------
Texas Municipal Power
  Agency; RB
  5.75%, 09/01/02(c)(e)    AAA   Aaa        1,000      1,064,940
----------------------------------------------------------------
Texas Turnpike Authority
  (Addison Airport Toll
  Tunnel Project); Dallas
  North Tollway Series
  1994 RB
  6.30%, 01/01/05(b)       AAA   Aaa          500        555,680
----------------------------------------------------------------
University Texas
  (Financing System);
  Series B RB
  4.80%, 08/15/09          AAA   Aa1        1,650      1,706,496
----------------------------------------------------------------
                                                      18,874,314
----------------------------------------------------------------

UTAH-0.87%

Intermountain Power
  Agency (Utah Power
  Supply); Refunding
  Series 1997 B RB
  6.00%, 07/01/07(b)       AAA   Aaa        1,000      1,116,780
----------------------------------------------------------------
Utah (State of) (Board of
  Water Resources
  Program); Revolving
  Fund Recapitalization
  Series 1992 B RB
  6.10%, 04/01/02          AA     --          500        534,355
----------------------------------------------------------------
Utah Municipal Finance
  Cooperative (Pooled
  Capital Improvement
  Financing Program)
  (University Hospital
  Project); Local
  Government Series 1991
  RB
  6.50%, 05/15/99(e)       NRR   NRR          475        476,705
----------------------------------------------------------------
                                                       2,127,840
----------------------------------------------------------------

                            RATING(a)       PAR        MARKET
                           S&P  MOODY'S    (000)       VALUE
VIRGINIA-1.03%

Medical College of
  Hampton Roads; General
  Refunding Series 1991 A
  RB
  6.00%, 11/15/99          A-     --      $   605   $    614,916
----------------------------------------------------------------
Norfolk (City of)
  Redevelopment and
  Housing Authority
  (State Board for
  Community
  Colleges-Tidewater);
  Educational Facility
  Series 1995 RB
  5.30%, 11/01/04          AA     Aa          535        571,326
----------------------------------------------------------------
  5.40%, 11/01/05          AA     Aa          500        537,685
----------------------------------------------------------------
Portsmouth (City of);
  Port Improvement
  Unlimited Tax Refunding
  GO
  6.40%, 11/01/03          AA-    A3          300        324,900
----------------------------------------------------------------
Portsmouth (City of);
  Public Utility
  Refunding Series 1992
  GO
  5.90%, 11/01/01          AA-    A3          450        476,874
----------------------------------------------------------------
                                                       2,525,701
----------------------------------------------------------------

WASHINGTON-2.53%

King (County of); Series
  A RB
  5.80%, 01/01/04(c)(e)    NRR   NRR        1,000      1,096,660
----------------------------------------------------------------
Seattle (City of);
  Limited Tax Refunding
  Series GO
  6.40%, 10/01/01(e)       NRR   NRR          250        266,810
----------------------------------------------------------------
Seattle (Port of); Series
  1992 A RB
  6.00%, 11/01/01          AA-   Aa3          500        529,815
----------------------------------------------------------------
Snohomish (County of)
  Public Utilities
  District #1; RB
  5.70%, 01/01/06(b)       AAA   Aaa        4,000      4,288,080
----------------------------------------------------------------
                                                       6,181,365
----------------------------------------------------------------

                            RATING(a)       PAR        MARKET
                           S&P  MOODY'S    (000)       VALUE
WISCONSIN-3.14%

Oak Creek (City of)
  (Waterworks Systems);
  Bond Anticipation Notes
  3.90%, 09/01/00          --   MIG-1     $ 1,000   $  1,007,910
----------------------------------------------------------------
Wisconsin (State of);
  Series A GO
  5.75%, 05/01/99          AA    Aa2        1,000      1,001,850
----------------------------------------------------------------
Wisconsin (State of)
  Health & Educational
  Facilities Authority
  (Charity Obligation
  Group); Hospital Series
  1997 D RB
  4.90%, 11/01/05(c)       AA+  VMIG-1      2,190      2,269,519
----------------------------------------------------------------
Wisconsin (State of)
  Health & Educational
  Facilities Authority
  (Marshfield Clinic); RB
  5.20%, 02/15/07(b)       AAA   Aaa        3,210      3,394,157
----------------------------------------------------------------
                                                       7,673,436
----------------------------------------------------------------

WYOMING-0.42%

Wyoming Building Corp.;
  RB,
  4.25%, 10/01/01          AAA   Aaa        1,000      1,018,660
----------------------------------------------------------------

TOTAL INVESTMENTS-98.81%

  (Total Cost
  $233,595,580)                                      241,600,968
----------------------------------------------------------------

OTHER ASSETS LESS
  LIABILITIES-1.19%                                    2,898,501
----------------------------------------------------------------

NET ASSETS-100.00%                                  $244,499,469
----------------------------------------------------------------

Investment Abbreviations:

GO   - General Obligation Bonds
IDR  - Industrial Development Revenue Bonds
NRR  - Not re-rated
PCR  - Pollution Control Revenue Bonds
RB   - Revenue Bonds

Notes to Schedule of Investments:

(a) Ratings assigned by Moody's Investors Service, Inc. ("MOODY'S")and Standard & Poor's Corporation ("S&P"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security. Ratings are not covered by Independent Auditors' Report.
(b) Secured by bond insurance.
(c) Security has an outstanding irrevocable call or mandatory put by the issuer. Market value and maturity date reflect such call or put.
(d) Payable on demand by the Fund at specified frequencies no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on March 31, 1999.
(e) Secured by an escrow fund of U.S. Treasury obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999

ASSETS:

Investments, at market value (cost
  $233,595,580)                            $  241,600,968
---------------------------------------------------------
Receivables for:
  Capital stock sold                            1,917,967
---------------------------------------------------------
  Interest                                      3,175,789
---------------------------------------------------------
Investment for deferred compensation plan          23,346
---------------------------------------------------------
Other assets                                       37,321
---------------------------------------------------------
    Total assets                              246,755,391
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         1,507,514
---------------------------------------------------------
  Capital stock reacquired                        239,462
---------------------------------------------------------
  Dividends                                       389,802
---------------------------------------------------------
  Deferred compensation plan                       23,346
---------------------------------------------------------
Accrued administrative services fees                4,368
---------------------------------------------------------
Accrued advisory fees                              60,336
---------------------------------------------------------
Accrued directors' fees                             2,335
---------------------------------------------------------
Accrued transfer agent fees                         5,793
---------------------------------------------------------
Accrued operating expenses                         22,966
---------------------------------------------------------
    Total liabilities                           2,255,922
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $  244,499,469
---------------------------------------------------------

CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:

  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                  21,976,179
---------------------------------------------------------
Net asset value and redemption price per
  share                                    $        11.13
---------------------------------------------------------
Offering price per share:
  (Net asset value of $11.13 divided
    by 99.00%)                             $        11.24
---------------------------------------------------------


STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999

INVESTMENT INCOME:

Interest income                              $10,136,837
--------------------------------------------------------

EXPENSES:

Advisory fees                                    623,357
--------------------------------------------------------
Administrative services fees                      50,951
--------------------------------------------------------
Custodian fees                                    10,503
--------------------------------------------------------
Transfer agent fees                               64,498
--------------------------------------------------------
Registration and filing fees                      78,837
--------------------------------------------------------
Directors' fees                                   11,207
--------------------------------------------------------
Interest                                          22,020
--------------------------------------------------------
Other                                             99,598
--------------------------------------------------------
       Total expenses                            960,971
--------------------------------------------------------
Less: Expenses paid indirectly                    (2,369)
--------------------------------------------------------
       Net expenses                              958,602
--------------------------------------------------------
Net investment income                          9,178,235
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES:

Net realized gain on sales of investment
  securities                                     409,752
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                     966,924
--------------------------------------------------------
       Net gain on investment securities       1,376,676
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $10,554,911
--------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED MARCH 31, 1999 AND 1998

                                                                   1999             1998
                                                              --------------    ------------
OPERATIONS:

  Net investment income                                        $  9,178,235     $  8,621,404
--------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities        409,752          (31,582)
--------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities              966,924        5,402,954
--------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      10,554,911       13,992,776
--------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income             (9,191,201)      (8,634,206)
--------------------------------------------------------------------------------------------
Distributions in excess of net investment income                    (47,638)          (3,932)
--------------------------------------------------------------------------------------------
Net increase from capital stock transactions                     42,214,423       22,272,556
--------------------------------------------------------------------------------------------
       Net increase in net assets                                43,530,495       27,627,194
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           200,968,974      173,341,780
--------------------------------------------------------------------------------------------
  End of period                                                $244,499,469     $200,968,974
--------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                   $237,244,429     $195,083,906
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               (24,189)         (17,485)
--------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                     (726,159)      (1,135,911)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                8,005,388        7,038,464
--------------------------------------------------------------------------------------------
                                                               $244,499,469     $200,968,974
--------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company is organized as a Maryland corporation consisting of four separate portfolios: AIM Tax-Free Intermediate Fund, AIM High Income Municipal Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Exempt Bond Fund of Connecticut. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM Tax-Free Intermediate Fund (the "Fund"). The investment objective of the Fund is to generate as high a level of tax-exempt income as is consistent with preservation of capital by investing in high quality, intermediate-term municipal securities having a maturity of ten and one-half years or less.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Company's Board of Directors, provided that securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service represent valuations of the mean between current bid and asked market prices which may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors or its designees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of sixty days or less are valued at amortized cost.
B. Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Realized gains and losses are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is earned from settlement date and is recorded on the accrual basis. On March 31, 1999, undistributed income was increased and paid-in capital was decreased by $53,900 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Dividends and Distributions to Shareholders -- It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually. D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $717,161, which expires, if not previously utilized, in the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay "exempt interest dividends," as defined in the Internal Revenue Code.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.30% of the first $500 million of the Fund's average daily net assets, plus 0.25% of the Fund's average daily net assets in excess of $500 million, but not in excess of $1 billion, plus 0.20% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended March 31, 1999, the Fund reimbursed AIM $50,951 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the year ended March 31, 1999, the Fund paid AFS $41,409 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") pursuant to which AIM Distributors serves as the distributor for the Fund. AIM Distributors received commissions of $28,272 from sales of capital stock during the year ended March 31, 1999. Such commissions are not an expense of the Company. They are deducted from, and are not included in, the proceeds from sales of capital stock. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
  During the year ended March 31, 1999, the Fund paid legal fees of $3,745 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended March 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,369, under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $2,369 for the year ended March 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowings up to the lesser of i) $500,000,000 or ii) the limits set by its prospectus for borrowings. During the year ended March 31, 1999, the fund did borrow minimal amounts under the line of credit agreement. Interest expense for the year ended March 31, 1999 was $22,020. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended March 31, 1999 was $101,993,570 and $63,844,331, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of March 31, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $8,027,965
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (22,577)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   $8,005,388
---------------------------------------------------------
Investments have the same cost for tax and financial
  statement purposes.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended March 31, 1999 and 1998 were as follows:

                                                                        1999                        1998
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
Sold                                                          11,532,083   $128,215,321    4,891,415   $ 53,561,920
-------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                              488,076      5,429,472      411,422      4,509,891
-------------------------------------------------------------------------------------------------------------------
Reacquired                                                    (8,238,608)   (91,430,370)  (3,262,778)   (35,799,255)
-------------------------------------------------------------------------------------------------------------------
                                                               3,781,551   $ 42,214,423    2,040,059   $ 22,272,556
-------------------------------------------------------------------------------------------------------------------

NOTE 8- FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during and each of the years in the five-year period ended March 31, 1999.

                                                                   1999          1998        1997       1996       1995
                                                              --------------   --------    --------    -------    -------
Net asset value, beginning of period                             $  11.05      $  10.73      $10.79     $10.67     $10.62
------------------------------------------------------------     --------      --------    --------    -------    -------
Income from investment operations:
    Net investment income                                            0.49          0.50        0.50       0.52       0.49
------------------------------------------------------------     --------      --------    --------    -------    -------
    Net gains (losses) on securities (both realized and
      unrealized)                                                    0.08          0.32       (0.04)      0.12       0.04
------------------------------------------------------------     --------      --------    --------    -------    -------
        Total from investment operations                             0.57          0.82        0.46       0.64       0.53
------------------------------------------------------------     --------      --------    --------    -------    -------
Less distributions:
    Dividends from net investment income                            (0.49)        (0.50)      (0.52)     (0.52)     (0.48)
------------------------------------------------------------     --------      --------    --------    -------    -------
        Total distributions                                         (0.49)        (0.50)      (0.52)     (0.52)     (0.48)
------------------------------------------------------------     --------      --------    --------    -------    -------
Net asset value, end of period                                   $  11.13      $  11.05      $10.73     $10.79     $10.67
============================================================     ========      ========    ========    =======    =======
Total return(a)                                                      5.27%         7.79%       4.33%      6.06%      5.17%
============================================================     ========      ========    ========    =======    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $244,499      $200,969    $173,342    $83,066    $82,355
============================================================     ========      ========    ========    =======    =======
Ratio of expenses (exclusive of interest) to average net
  assets                                                             0.46%         0.45%       0.56%      0.65%      0.59%
============================================================     ========      ========    ========    =======    =======
Ratio of net investment income to average net assets                 4.43%         4.56%       4.63%      4.81%      4.65%
============================================================     ========      ========    ========    =======    =======
Portfolio turnover rate                                                32%           22%         26%        32%        75%
============================================================     ========      ========    ========    =======    =======

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $207,785,779.
--------------------------------------------------------------------------------

                    INDEPENDENT AUDITORS' REPORT

                    The Board of Trustees and Shareholders of
                    AIM Tax-Exempt Funds, Inc.:

                    We have audited the accompanying statement of assets and liabilities of AIM Tax-Exempt Bond Fund of Connecticut
                    (a portfolio of AIM Tax-Exempt Funds, Inc.), including the schedule of investments, as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Exempt Bond
                    Fund of Connecticut as of March 31, 1999, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                            /s/ KPMG LLP

                                                            KPMG LLP

                    Houston, Texas
                    May 7, 1999

SCHEDULE OF INVESTMENTS

March 31, 1999

                               RATING(a)      PAR
                             S&P   MOODY'S   (000)       VALUE
MUNICIPAL OBLIGATIONS-98.57%

EDUCATION-9.70%

Connecticut Health and
  Education Facilities
  Authority (Fairfield
  University);
  Series F RB
  6.875%, 07/01/99(b)(c)     NRR    NRR      $1,475   $ 1,517,141
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Quinnipiac
  College);
  Series 1989 B RB
  7.25%, 07/01/99(b)(c)      AAA    NRR         450       463,307
-----------------------------------------------------------------
Connecticut Regional School
  District No. 5;
  Series 1992 GO
  6.00%, 03/01/02(b)(c)(e)   AAA    Aaa         335       362,517
-----------------------------------------------------------------
Connecticut Regional School
  District No. 5 (Towns of
    Bethany, Orange, and
  Woodbridge);
  1993 Issue GO
  5.50%, 02/15/07(d)         AAA    Aaa         500       531,050
-----------------------------------------------------------------
Connecticut State Higher
  Education Supplemental
  Loan Authority (Family
  Education Loan Program);
  Series 1990 A RB
  7.50%, 11/15/10(e)          --     A1       1,120     1,146,678
-----------------------------------------------------------------
                                                        4,020,693
-----------------------------------------------------------------

ELECTRIC-4.02%

Connecticut Development
  Authority (New England
  Power Co.);
  Series 1985 Fixed Rate
  PCR
  7.25%, 10/15/15             A+     A1       1,600     1,665,776
-----------------------------------------------------------------
                                                        1,665,776
-----------------------------------------------------------------

GENERAL OBLIGATION-11.62%

Bridgeport (Town of),
  Connecticut;
  Series A Unlimited GO
  6.00%, 09/01/06(d)         AAA    Aaa         875       979,003
-----------------------------------------------------------------
Brooklyn (City of),
  Connecticut;
  Unlimited Tax GO
  5.50%, 05/01/06(d)         AAA    Aaa         250       270,965
-----------------------------------------------------------------
  5.70%, 05/01/08(d)         AAA    Aaa         250       273,080
-----------------------------------------------------------------
Chester (Town of),
  Connecticut;
  Series 1989 GO
  7.00%, 10/01/05             --     A          190       197,100
-----------------------------------------------------------------
Connecticut (State of);
  Series 1991 A GO
  6.75%, 03/01/01(b)(c)      NRR    NRR         480       516,514
-----------------------------------------------------------------
Connecticut (State of)
  (General Purpose Public
  Improvement);
  Series 1991 A GO
  6.75%, 03/01/01(b)(c)      NRR    NRR      $  200   $   215,214
-----------------------------------------------------------------
  Series 1992 A GO
  6.50%, 03/15/02(b)(c)      NRR    NRR         300       328,146
-----------------------------------------------------------------
Mansfield (City of),
  Connecticut;
  Series 1990 GO
  6.00%, 06/15/07             --     A1         100       111,919
-----------------------------------------------------------------
  6.00%, 06/15/08             --     A1         100       112,707
-----------------------------------------------------------------
  6.00%, 06/15/09             --     A1         100       112,932
-----------------------------------------------------------------
New Britain (City of),
  Connecticut;
  Series 1992 Various
  Purpose GO
  6.00%, 02/01/11(d)         AAA    Aaa         400       453,328
-----------------------------------------------------------------
North Canaan (City of),
  Connecticut;
  Series 1991 GO
  6.50%, 01/15/08             --     A          125       144,519
-----------------------------------------------------------------
  6.50%, 01/15/09             --     A          125       145,338
-----------------------------------------------------------------
  6.50%, 01/15/10             --     A          125       146,034
-----------------------------------------------------------------
  6.50%, 01/15/11             --     A          125       146,271
-----------------------------------------------------------------
Somers (City of),
  Connecticut;
  Series 1990 Various
  Purpose GO
  6.00%, 12/01/10             --     A1         190       216,539
-----------------------------------------------------------------
Westbrook (City of),
  Connecticut;
  Series 1992 GO
  6.40%, 03/15/10(d)         AAA    Aaa         380       445,428
-----------------------------------------------------------------
                                                        4,815,037
-----------------------------------------------------------------

HEALTH CARE-22.00%

Connecticut Development
  Authority (Life Care
  Facility-Seabury);
  Refunding Series RB
  5.00%, 09/01/15(d)          AA     --         500       499,975
-----------------------------------------------------------------
Connecticut Development
  Authority (Elim Park
  Baptist Home);
  Refunding Series A RB
  5.375%, 12/01/18           BBB+    --         500       494,285
-----------------------------------------------------------------
Connecticut Development
  Healthcare Authority
  (Independent Living
  Project); RB
  2.80%, 07/01/15(f)          --   VMIG-1       921       921,000
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Bridgeport
  Hospital);
  Series 1992 A RB
  6.625%, 07/01/18(d)        AAA    Aaa         500       545,990
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Capital
  Asset);
  Series 1989 B RB
  7.00%, 01/01/00(g)          A+     A1         200       204,410
-----------------------------------------------------------------

                               RATING(a)      PAR
                             S&P   MOODY'S   (000)       VALUE
HEALTH CARE-(CONTINUED)

Connecticut Health and
  Education Facilities
  Authority (Child Care
  Facilities);
  Series A RB
  5.00%, 07/01/28(d)         AAA    Aaa      $  250   $   246,953
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Danbury
  Hospital);
  Series 1991 E RB
  6.50%, 07/01/14(d)         AAA    Aaa         750       801,060
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Hospital For
  Special Care);
  Series 1997 B RB
  5.375%, 07/01/17           BBB    Baa2      1,000     1,004,990
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Middlesex
  Hospital);
  Series 1992 G RB
  6.25%, 07/01/02(b)(c)      AAA    Aaa       1,100     1,204,269
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (New Britain
  Memorial Hospital);
  Series 1991 A RB
  7.75%, 07/01/02(b)(c)      AAA    NRR         500       569,240
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Stamford
  Hospital);
  Series F RB
  5.40%, 07/01/09(d)         AAA    Aaa       1,000     1,083,070
-----------------------------------------------------------------
  Series G RB
  5.00%, 07/01/24            AAA    Aaa         200       196,884
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Veteran
  Memorial Medical Center);
  Series 1996 A RB
  5.50%, 07/01/26(d)         AAA    Aaa         500       519,770
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Yale-New Haven
  Hospital);
  Series 1990 F RB
  7.10%, 07/01/00(b)(c)      AAA    Aaa         775       824,724
-----------------------------------------------------------------
                                                        9,116,620
-----------------------------------------------------------------

HOUSING-16.68%

Connecticut Housing
  Development Authority
  (Housing Mortgage Finance
  Program); RB
  7.00%, Series C,
  11/15/99(e)                 AA     Aa         320       326,179
-----------------------------------------------------------------
  Series 1991 C, Sub-Series
  C-3,
  6.55%, 11/15/13             AA    AA2         310       332,664
-----------------------------------------------------------------
  Series D-2,
  5.45%, 11/15/24(e)          AA    AA2       1,250     1,266,562
-----------------------------------------------------------------
Connecticut (State of)
  (Housing Mortgage Finance
  Program); RB
  5.70%, Series A-1,
  05/15/08                    AA     Aa      $  100   $   105,500
-----------------------------------------------------------------
  5.95%, Series E-1,
  05/15/17                    AA    Aa2         500       528,435
-----------------------------------------------------------------
  6.00%, Series 1993 E-1,
  05/15/17                    AA     Aa         675       709,837
-----------------------------------------------------------------
  6.30%, Series C-1,
  11/15/17                    AA     Aa       1,270     1,378,382
-----------------------------------------------------------------
  6.25%, Series C-2,
  11/15/18                    AA    Aa2         750       812,730
-----------------------------------------------------------------
  6.70%, Series C-2,
  11/15/22(e)                 AA    Aa2         280       297,433
-----------------------------------------------------------------
  5.85%, Series C-2,
  11/15/28(e)                 AA    Aa3         755       787,072
-----------------------------------------------------------------
Waterburg (City of)
  Connecticut Housing
  Authority;
  Refunding Series A RB
  5.45%, 07/01/23(d)         AAA    Aaa         365       367,391
-----------------------------------------------------------------
                                                        6,912,185
-----------------------------------------------------------------

LEASE RENTAL-1.05%

Connecticut (State of)
  (Middletown Courthouse
  Facilities Project); 1991
  Issue Lease-Rental
  Revenue Certificates of
  Participation
  6.25%, 12/15/01(b)(c)      AAA    Aaa         400       435,284
-----------------------------------------------------------------

RESOURCE RECOVERY-4.12%

Connecticut State Resource
  Recovery Authority
  (Bridgeport Resco
  Corp.-Ltd. Partners);
  1985 Issue RB
  Project B, 8.625%,
  01/01/04                    A      A3         670       682,301
-----------------------------------------------------------------
  Project A, 7.625%,
  01/01/09                    A      A        1,000     1,025,160
-----------------------------------------------------------------
                                                        1,707,461
-----------------------------------------------------------------

TRANSPORTATION-18.31%

Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure); RB
  Series 1992 B,
  5.10%, 09/01/99            AA-     A1       1,000     1,007,690
-----------------------------------------------------------------
  Series 1991 B,
  6.25%, 10/01/01(b)(c)      NRR    Aaa       1,000     1,083,280
-----------------------------------------------------------------
  Series A,
  6.80%, 06/01/03(b)(c)      NRR    NRR       1,250     1,390,188
-----------------------------------------------------------------
  Series 1991 B,
  6.50%, 10/01/10            AA-     A1         530       622,178
-----------------------------------------------------------------
  Series 1990,
  2.90%, 12/01/10(f)         A1+   VMIG-1       167       167,000
-----------------------------------------------------------------

                               RATING(a)      PAR
                             S&P   MOODY'S   (000)       VALUE
TRANSPORTATION-(CONTINUED)

Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure Sales and
  Excise Tax); RB
  Series 1991 B,
  5.90%, 10/01/99(b)         NRR    Aaa      $1,000   $ 1,013,640
-----------------------------------------------------------------
  Series 1989 C,
  6.80%, 12/01/99(b)(c)      AAA    NRR         500       521,805
-----------------------------------------------------------------
  Series 1991 B,
  6.50%, 10/01/12            AA-     A1       1,500     1,784,025
-----------------------------------------------------------------
                                                        7,589,806
-----------------------------------------------------------------

WATER & SEWER-7.34%

Connecticut Development
  Authority (Pfizer Inc.);
  Series 1982, Refunding
  PCR
  6.55%, 02/15/13            AAA    Aaa         250       273,740
-----------------------------------------------------------------
Connecticut Development
  Authority Water Facility
  (Bridgeport Hydraulic Co.
  Project);
  Series 1990, Refunding RB
  7.25%, 06/01/20             A+     --         800       842,184
-----------------------------------------------------------------
  6.15%, 04/01/35(e)          A+     --         250       269,872
-----------------------------------------------------------------
Connecticut State Clean
  Water Fund;
  Series 1991, Clean Water
  RB
  7.00%, 01/01/11            AAA    Aaa       1,100     1,182,027
-----------------------------------------------------------------
Manchester (City of)
  Connecticut Eighth
  Utilities Fire District;
  Series 1991 GO
  6.75%, 08/15/06             --    Aa3         180       208,784
-----------------------------------------------------------------
South Central Connecticut
  Regional Water Authority;
  Eighth Series 1990 A,
  Water System RB
  6.60%, 08/01/00(b)(c)      NRR    NRR      $  250   $   265,005
-----------------------------------------------------------------
                                                        3,041,612
-----------------------------------------------------------------

MISCELLANEOUS-3.73%

Connecticut Development
  Authority (Economic
  Development Projects);
  Series 1992 Refunding RB
  6.00%, 11/15/08            AA-     Aa         500       515,965
-----------------------------------------------------------------
Guam (Government of);
  Series 1995 A GO
  5.25%, 09/01/99            BBB     --         250       251,720
-----------------------------------------------------------------
  5.375%, 09/01/00           BBB     --         250       251,262
-----------------------------------------------------------------
Puerto Rico Commonwealth
  (Highway and
  Transportation
  Authority);
  Series X RB
  5.20%, 07/01/03             A     Baa1        500       525,724
-----------------------------------------------------------------
                                                        1,544,671
-----------------------------------------------------------------

TOTAL INVESTMENTS (Cost

  $38,448,985)-98.57%                                  40,849,145
-----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.43%                                       590,657
-----------------------------------------------------------------
NET ASSETS-100.00%                                    $41,439,802
-----------------------------------------------------------------

Abbreviations:

GO  - General Obligation Bonds
NRR - Not re-rated
PCR  - Pollution Control Revenue Bonds
RB  - Revenue Bonds

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security. Ratings are not covered by Independent Auditors' Report.
(b) Secured by an escrow fund of U.S. Treasury obligations.
(c) Subject to an irrevocable call or mandatory put by the issuer. Market value and maturity date reflect such call or put.
(d) Secured by bond insurance.
(e) Security subject to alternative minimum tax.
(f) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on 3/31/99.
(g) Secured by a letter of credit.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999

ASSETS:

Investments, at value (cost $38,448,985)   $   40,849,145
---------------------------------------------------------
Cash                                                  418
---------------------------------------------------------
Receivables for:
  Capital stock sold                                  609
---------------------------------------------------------
  Interest                                        722,446
---------------------------------------------------------
Investment for deferred compensation plan          22,783
---------------------------------------------------------
Other assets                                        3,933
---------------------------------------------------------
    Total assets                               41,599,334
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                          4,631
---------------------------------------------------------
  Dividends                                        58,817
---------------------------------------------------------
  Deferred compensation                            22,783
---------------------------------------------------------
Accrued advisory fees                              14,220
---------------------------------------------------------
Accrued administrative services fees                4,420
---------------------------------------------------------
Accrued transfer agent fees                         2,557
---------------------------------------------------------
Accrued distribution fees                          26,008
---------------------------------------------------------
Accrued operating expenses                         26,096
---------------------------------------------------------
    Total liabilities                             159,532
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $   41,439,802
---------------------------------------------------------
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                   3,766,132
---------------------------------------------------------
Net asset value and redemption price per
  share                                    $        11.00
---------------------------------------------------------
Offering price per share:
  (Net asset value of $11.00 divided
  by 95.25%)                               $        11.55
---------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999

INVESTMENT INCOME:

Interest income                               $2,376,578
--------------------------------------------------------
EXPENSES:
Advisory fees                                    205,983
--------------------------------------------------------
Administrative services fees                      48,824
--------------------------------------------------------
Custodian fees                                     3,159
--------------------------------------------------------
Transfer agent fees                               24,271
--------------------------------------------------------
Directors' fees                                   12,754
--------------------------------------------------------
Distribution fees                                102,992
--------------------------------------------------------
Other                                             57,334
--------------------------------------------------------
    Total expenses                               455,317
--------------------------------------------------------
Less: Fees waived by advisor                     (47,933)
--------------------------------------------------------
Expenses paid indirectly                            (517)
--------------------------------------------------------
    Net expenses                                 406,867
--------------------------------------------------------
Net investment income                          1,969,711
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain on sales of investment
  securities                                       8,698
--------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                      (113,211)
--------------------------------------------------------
    Net gain (loss) on investment securities    (104,513)
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $1,865,198
--------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR YEARS ENDED MARCH 31, 1999 AND 1998

                                                                 1999            1998
                                                              -----------     -----------
OPERATIONS:

  Net investment income                                       $ 1,969,711     $ 1,938,733
-----------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities               8,698          42,016
-----------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                   (113,211)        921,449
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        1,865,198       2,902,198
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income       (2,022,076)     (1,940,749)
-----------------------------------------------------------------------------------------
Net increase from capital stock transactions                    1,030,126       1,486,630
-----------------------------------------------------------------------------------------
    Net increase in net assets                                    873,248       2,448,079
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          40,566,554      38,118,475
-----------------------------------------------------------------------------------------
  End of period                                               $41,439,802     $40,566,554
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $39,259,242     $38,229,116
-----------------------------------------------------------------------------------------
  Undistributed net investment income                             (17,677)         34,688
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                        (201,923)       (210,621)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              2,400,160       2,513,371
-----------------------------------------------------------------------------------------
                                                              $41,439,802     $40,566,554
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of four separate portfolios: AIM Tax-Exempt Bond Fund of Connecticut, AIM High Income Municipal Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM Tax-Exempt Bond Fund of Connecticut (the "Fund"). The investment objective of the Fund is to earn a high level of income free from federal taxes and Connecticut taxes by investing at least 80% of its net assets in municipal bonds and other municipal securities.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Board of Directors, provided that securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service represent valuations of the mean between current bid and asked market prices which may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors or its designees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of sixty days or less are valued at amortized cost.
B. Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is recorded as earned from settlement date and is recorded on the accrual basis.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.

D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable gains, if any) of $195,298, which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends," as defined in the Internal Revenue Code.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% of the Fund's average daily net assets. During the year ended March 31, 1999, AIM voluntarily waived advisory fees of $47,933.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended March 31, 1999, the Fund reimbursed AIM $48,824 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the year ended March 31, 1999, the Fund paid AFS $16,390 for such services. The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") pursuant to which AIM Distributors serves as the distributor for the Fund. The Company has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund, whereby the Fund pays to AIM Distributors compensation at an annual rate of 0.25% of the Fund's average daily net assets. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides for periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund. Any amounts not paid as a service fee under such plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended March 31, 1999, the Fund paid AIM Distributors $102,992 as compensation under the Plan.
    AIM Distributors received commissions of $25,026 from sales of shares of the Fund's capital stock during the year ended March 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
    During the year ended March 31, 1999, the Fund paid legal fees of $3,591 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended March 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $517 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $517 during the year ended March 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of i) $500,000,000 or ii) the limits set by its prospectus for borrowings. During the year ended March 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended March 31, 1999 were $4,418,965 and $2,983,404, respectively. The amount of unrealized appreciation (depreciation) of investment securities as of March 31, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $2,424,176
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (24,016)
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $2,400,160
========================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended March 31, 1999 and 1998 were as follows:

                                1999                     1998
                       ----------------------   -----------------------
                        SHARES      AMOUNT       SHARES       AMOUNT
                       --------   -----------   ---------   -----------
Sold                    634,272   $ 7,019,083     542,798   $ 5,974,834
-----------------------------------------------------------------------
Issued as
  reinvestment of
  dividends             118,804     1,314,072     111,509     1,225,791
-----------------------------------------------------------------------
Reacquired             (660,290)   (7,303,029)   (520,818)   (5,713,995)
-----------------------------------------------------------------------
                         92,786   $ 1,030,126     133,489   $ 1,486,630
=======================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the five-year period ended March 31, 1999.

                                                               1999        1998        1997        1996        1995
                                                               ----      --------    --------    --------    --------
Net asset value, beginning of period                          $ 11.04    $  10.77    $  10.81    $  10.71    $  10.69
------------------------------------------------------------  -------    --------    --------    --------    --------
Income from investment operations:
    Net investment income                                        0.53        0.55        0.56        0.56        0.56
------------------------------------------------------------  -------    --------    --------    --------    --------
    Net gains (losses) on securities (both realized and
     unrealized)                                                (0.03)       0.27       (0.05)       0.10        0.04
------------------------------------------------------------  -------    --------    --------    --------    --------
        Total from investment operations                         0.50        0.82        0.51        0.66        0.60
------------------------------------------------------------  -------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income                        (0.54)     (0.55)      (0.55)       (0.56)      (0.57)
------------------------------------------------------------  -------    --------    --------    --------    --------
    Returns of capital                                             --          --          --          --       (0.01)
------------------------------------------------------------  -------    --------    --------    --------    --------
        Total distributions                                     (0.54)     (0.55)       (0.55)      (0.56)      (0.58)
------------------------------------------------------------  -------    --------    --------    --------    --------
Net asset value, end of period                                $ 11.00    $  11.04    $  10.77    $  10.81    $  10.71
============================================================  =======    ========    ========    ========    ========
Total return(a)                                                  4.64%       7.78%       4.84%       6.24%       5.78%
============================================================  =======    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $41,440    $ 40,567    $ 38,118    $ 39,355    $ 38,289
============================================================  =======    ========    ========    ========    ========
Ratio of expenses to average net assets(b)                       0.99%(c)     0.88%      0.72%       0.66%       0.55%
============================================================  =======    ========    ========    ========    ========
Ratio of net investment income to average net assets(d)          4.78%(c)     5.02%      5.18%       5.16%       5.37%
============================================================  =======    ========    ========    ========    ========
Portfolio turnover rate                                             7%          5%         17%         17%          7%
============================================================  =======    ========    ========    ========    ========

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements are 1.11%, 1.11%, 1.09%, 1.16%, and 1.13%, for the periods 1999-1995, respectively.
(c) Ratios are based on average net assets of $41,196,631.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements are 4.66%, 4.79%, 4.81%, 4.66%, and 4.79%, for the periods 1999-1995, respectively.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM Tax-Exempt Funds, Inc:

                       We have audited the accompanying statement of assets and liabilities of AIM High Income Municipal Fund (a portfolio of AIM Tax-Exempt Funds, Inc.), including the schedule of investments, as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended March 31, 1999 and the period January 2, 1998 (date operations commenced) through March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audit in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM High Income Municipal Fund as of March 31, 1999, the results of its operations for the year then ended, changes in its net assets and financial highlights for the year ended March 31, 1999 and the period January 2, 1998 (date operations commenced) through March 31, 1998 in conformity with generally accepted accounting principles.

                                                    /s/ KPMG LLP

                                                    KPMG LLP

                       Houston, Texas
                       May 7, 1999

SCHEDULE OF INVESTMENTS

March 31, 1999

                                          PAR       MARKET
                                         (000)       VALUE
LONG-TERM MUNICIPAL OBLIGATIONS-96.19%

ALABAMA-3.03%

West Jefferson Amusement & Public Parks
  Authority (Visionland Project); First
  Mortgage RB
  6.375%, 02/01/29                       $2,000   $ 2,011,579
-------------------------------------------------------------

COLORADO-2.36%

Colorado Health Facilities Authority
  (Volunteers of America); Refunding
  and Improvement Series A RB
  5.875%, 07/01/28                          750       735,547
-------------------------------------------------------------
Colorado Health Facilities Authority
  (Volunteers of America); Health and
  Residential Care Facilities Series A
  RB
  6.00%, 07/01/29                           850       832,260
-------------------------------------------------------------
                                                    1,567,807
-------------------------------------------------------------

CONNECTICUT-2.73%

Connecticut (State of) Development
  Authority (Lutheran Home Southbury);
  First Mortgage Health Care Refunding
  Series A RB
  6.00%, 12/01/15                           750       746,879
-------------------------------------------------------------
Connecticut (State of) Development
  Authority (Watson Foods Co., Inc.
  Project); IDR
  5.90%, 06/01/28(a)                      1,075     1,068,678
-------------------------------------------------------------
                                                    1,815,557
-------------------------------------------------------------

FLORIDA-3.74%

Orange (County of) Housing Finance
  Authority (Brentwood Park
  Apartments); Multifamily Housing
  Series G RB
  6.40%, 07/01/32                         1,500     1,514,144
-------------------------------------------------------------
Sumter (County of) Industrial
  Development Authority (Wecare Nursing
  Center Project); Health Care
  Facilities Series A RB
  6.75%, 04/01/29                         1,000       971,259
-------------------------------------------------------------
                                                    2,485,403
-------------------------------------------------------------

GEORGIA-5.00%

Forsyth (County of) Hospital Authority
  (Georgia Baptist Health Care System
  Project); Anticipation Certificates
  6.375%, 10/01/28                        1,000       984,969
-------------------------------------------------------------
Fulton (County of) Housing Authority
  (Azalea Manor Project); Multifamily
  Housing RB
  6.50%, 02/01/28                           780       789,586
-------------------------------------------------------------
Fulton (County of) Housing Authority
  (Washington Court Project);
  Multifamily Housing RB
  6.40%, 02/01/19                           775       788,237
-------------------------------------------------------------
  6.50%, 02/01/28                           225       228,823
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
GEORGIA-(CONTINUED)

Rockdale (County of) Development
  Authority (Visy Paper, Inc. Project);
  Solid Waste Disposal RB
  7.50%, 01/01/26(a)                     $  500   $   530,345
-------------------------------------------------------------
                                                    3,321,960
-------------------------------------------------------------

HAWAII-0.74%

Hawaii (State of) Department of
  Transportation (Continental Airlines,
  Inc.); Special Facilities RB
  5.625%, 11/15/27(a)                       500       490,555
-------------------------------------------------------------

ILLINOIS-7.46%

Chicago (City of) O'Hare International
  Airport (United Airlines Project);
  Special Facilities Series A RB
  5.35%, 09/01/16                         1,350     1,344,641
-------------------------------------------------------------
Clay (County of); Hospital RB
  5.70%, 12/01/18                           500       491,830
-------------------------------------------------------------
Crestwood (City of); Tax Increment
  Revenue Refunding Non-Qualified Bonds
  7.25%, 12/01/08                           100       107,053
-------------------------------------------------------------
Godfrey (City of) (United Methodist
  Village); Series A RB
  5.875%, 11/15/29                        1,000       959,540
-------------------------------------------------------------
Illinois Health Facilities Authority
  (Bohemian-Tabor Hills); Refunding
  Series B RB
  5.90%, 11/15/24                           775       776,201
-------------------------------------------------------------
Illinois Health Facilities Authority
  (Lifelink Corp. Obligation Group);
  Refunding RB
  5.85%, 02/15/20                           350       349,762
-------------------------------------------------------------
  5.70%, 02/15/24                           850       823,599
-------------------------------------------------------------
Saint Charles (City of) (Tri-city
  Center Associates Limited Project);
  IDR
  7.50%, 11/01/13                           100       104,925
-------------------------------------------------------------
                                                    4,957,551
-------------------------------------------------------------

INDIANA-1.61%

Goshen (Greencroft Obligation Group);
  RB
  5.75%, 08/15/28                           350       335,860
-------------------------------------------------------------
Indiana Health Facilities Financing
  Authority (Franciscan Eldercare
  Community Services); RB
  5.875%, 05/15/29                          750       732,863
-------------------------------------------------------------
                                                    1,068,723
-------------------------------------------------------------

IOWA-2.31%

Harlan (City of) (American Baptist
  Homes Project); RB
  5.75%, 05/15/28                           750       728,798
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
IOWA-(CONTINUED)

Iowa Finance Authority (Park West
  Housing Project); Multifamily
  Refunding RB
  8.00%, 10/01/23                        $  100   $   103,648
-------------------------------------------------------------
Iowa Finance Authority Community
  Rehabilitation Providers (Lutheran
  Children's Home Society-Bremwood
  Project); RB
  5.80%, 12/01/24                           700       700,238
-------------------------------------------------------------
                                                    1,532,684
-------------------------------------------------------------

KANSAS-0.86%

Atchison (City of) (Atchison Hospital
  Association); Hospital RB
  5.70%, 11/15/18                           525       525,347
-------------------------------------------------------------
Lawrence (City of) (Holiday Inn
  Project); Commercial Development
  Senior Refunding Series A RB
  8.00%, 07/01/16                            40        44,012
-------------------------------------------------------------
                                                      569,359
-------------------------------------------------------------

MARYLAND-0.30%

Fredrick (County of) Retirement
  Community (Buckingham's Choice Inc.
  Facility); Series A RB
  5.90%, 01/01/17                           200       199,978
-------------------------------------------------------------

MASSACHUSETTS-1.77%

Boston (City of) Industrial Development
  Financing Authority (Springhouse Inc
  Project); First Mortgage Refunding RB
  6.00%, 07/01/28                           500       501,975
-------------------------------------------------------------
Massachusetts (State of) Health &
  Educational Facilities Authority
  (Caritas Christian Obligation Group);
  Series A RB
  5.625%, 07/01/20                          680       675,356
-------------------------------------------------------------
                                                    1,177,331
-------------------------------------------------------------

MICHIGAN-4.20%

Garden City Hospital Finance Authority
  (Garden City Hospital OB Group);
  Hospital Refunding Series A RB
  5.75%, 09/01/17                         1,500     1,475,670
-------------------------------------------------------------
Gogebic (County of) Hospital Finance
  Authority (Grand View Health System
  Inc.); Refunding RB
  5.875%, 10/01/16                          920       908,629
-------------------------------------------------------------
Michigan (State of) Strategic Fund
  Limited Obligation (Holland Home
  Project); RB
  5.75%, 11/15/28                           415       404,036
-------------------------------------------------------------
                                                    2,788,335
-------------------------------------------------------------

MINNESOTA-8.69%

Andover (City of) (Presbyterian Homes
  Inc. Project); Elderly Housing RB
  6.25%, 12/01/27                           500       504,770
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
MINNESOTA-(CONTINUED)

Bloomington (City of) Housing and
  Redevelopment Authority (Summerhouse
  Bloomington Project); Senior Housing
  RB
  6.00%, 11/01/16                        $  790   $   788,934
-------------------------------------------------------------
Columbia Heights (City of) Multifamily
  and Health Care Facility (Crest View
  Corp. Project); RB
  6.00%, 03/01/33                           500       506,510
-------------------------------------------------------------
Duluth (City of) Economic Development
  Authority (BSM Properties Inc
  Project); Health Care Facilities
  Series A RB
  5.875%, 12/01/28                          500       498,560
-------------------------------------------------------------
Minneapolis (City of) (Walker Methodist
  Senior Services); Series A RB
  6.00%, 11/15/28                         1,000     1,009,080
-------------------------------------------------------------
Minneapolis (City of) Health Care
  Facility (Ebenezer Society Project);
  Series A RB
  7.00%, 07/01/12                           100       103,923
-------------------------------------------------------------
Moorhead (City of) Economic Development
  Authority (Eventide Housing
  Development Project); Multifamily
  Refunding Series A RB
  6.00%, 06/01/18                           500       505,850
-------------------------------------------------------------
New Hope Housing & Health Care
  Facilities (Minnesota Masonic Home
  North Ridge); Health Care Facilities
  RB
  5.875%, 03/01/29                        1,040     1,026,095
-------------------------------------------------------------
Northfield (City of) Health Care
  Facilities (Retirement Center);
  Refunding and Improvement Series A RB
  5.75%, 05/01/16                           335       331,215
-------------------------------------------------------------
  6.00%, 05/01/28                           500       500,220
-------------------------------------------------------------
                                                    5,775,157
-------------------------------------------------------------

MISSISSIPPI-0.41%

Ridgeland Urban Renewal (The Orchard
  Limited Project); Refunding Series A
  RB
  7.75%, 12/01/15                           250       270,308
-------------------------------------------------------------

MISSOURI-4.46%

Bolivar (City of) Industrial
  Development Authority (Citizens
  Memorial Health Care Foundation);
  Refunding and Improvement RB
  5.75%, 07/01/17                           500       491,910
-------------------------------------------------------------
Good Shepherd Nursing Home District;
  Nursing Home Facilities Refunding RB
  5.90%, 08/15/23                           500       500,165
-------------------------------------------------------------
Madison (County of); Hospital Refunding
  RB
  5.875%, 10/01/26                          500       497,635
-------------------------------------------------------------
Springfield (City of) Industrial
  Development Authority (Bethesda
  Living Centers); Refunding Series A
  RB
  5.625%, 08/15/18                          200       195,830
-------------------------------------------------------------
  5.70%, 08/15/28                           800       782,648
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
MISSOURI-(CONTINUED)

Valley Park Industrial Development
  Authority (Cape Albeon Project);
  Senior Housing RB
  6.15%, 12/01/33                        $  500   $   495,695
-------------------------------------------------------------
                                                    2,963,883
-------------------------------------------------------------

NEVADA-3.72%

Boulder (City of) (Boulder City
  Hospital Inc. Project); Refunding
  Hospital RB
  5.85%, 01/01/22                         1,500     1,466,100
-------------------------------------------------------------
Clark (County of) (Nevada Power Co.
  Project); Refunding IDR
  Series C 5.50%, 10/01/30                  500       496,295
-------------------------------------------------------------
  Series B 5.90%, 10/01/30(a)               500       510,710
-------------------------------------------------------------
                                                    2,473,105
-------------------------------------------------------------

NEW HAMPSHIRE-0.59%

New Hampshire Higher Educational and
  Health Facilities Authority (Daniel
  Webster College); RB
  7.625%, 07/01/16                          100       109,128
-------------------------------------------------------------
New Hampshire Higher Educational and
  Health Facilities Authority (Franklin
  Pierce College); RB
  6.00%, 10/01/18                            30        30,186
-------------------------------------------------------------
New Hampshire Higher Educational and
  Health Facilities Authority
  (Monadnock Community Hospital);
  Hospital RB
  5.70%, 10/01/20                           250       251,960
-------------------------------------------------------------
                                                      391,274
-------------------------------------------------------------

NEW JERSEY-1.51%

New Jersey Economic Development
  Authority (Franciscan Oaks Project);
  First Mortgage RB
  5.75%, 10/01/23                           500       505,280
-------------------------------------------------------------
New Jersey Economic Development
  Authority (Keswick Pines Inc.); First
  Mortgage Refunding RB
  5.75%, 01/01/24                           500       499,490
-------------------------------------------------------------
                                                    1,004,770
-------------------------------------------------------------

NEW MEXICO-0.73%

Sante Fe (County of) (El Castillo
  Retirement Project); Series A RB
  5.625%, 05/15/25                          500       484,670
-------------------------------------------------------------

NEW YORK-4.59%

New York Industrial Development Agency
  (Field Hotel Associates LP);
  Refunding IDR
  5.80%, 11/01/13                           475       476,601
-------------------------------------------------------------
  6.00%, 11/01/28                           500       502,080
-------------------------------------------------------------
New York Industrial Development Agency
  (Marymount Manhattan College
  Project); Civic Facility RB
  7.00%, 07/01/23                           150       160,289
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
NEW YORK-(CONTINUED)

Onondaga (County of) Industrial
  Development Agency (Solvay Paperboard
  LLC Project); Solid Waste Disposal
  Facility Refunding RB
  7.00%, 11/01/30(a)                     $1,500   $ 1,562,250
-------------------------------------------------------------
Suffolk (County of) Industrial
  Development Agency (Spellman High
  Voltage Facility); Series A IDR
  6.375%, 12/01/17(a)                       350       350,123
-------------------------------------------------------------
                                                    3,051,343
-------------------------------------------------------------

NORTH CAROLINA-3.09%

Charlotte (City of) (Charlotte/Douglas
  International Airport); Refunding
  Special Facilities RB
  5.60%, 07/01/27(a)                        755       752,803
-------------------------------------------------------------
North Carolina Medical Care Community
  Health Care Facilities (Deerfield
  Episcopal Retirement); First Mortgage
  Series RB
  6.00%, 11/01/19                           300       303,450
-------------------------------------------------------------
North Carolina Medical Care Community
  Health Care Facilities (Glenaire
  Project); First Mortgage Series RB
  5.75%, 07/01/19                           500       493,770
-------------------------------------------------------------
  5.85%, 07/01/27                           500       499,535
-------------------------------------------------------------
                                                    2,049,558
-------------------------------------------------------------

NORTH DAKOTA-0.77%

Grand Forks Senior Housing (4000 Valley
  Square Project); Special Term Series
  RB
  6.375%, 12/01/34                          500       513,495
-------------------------------------------------------------

OHIO-7.32%

Belmont (County of) Health Systems
  (East Ohio Regional Hospital);
  Refunding and Improvement RB
  5.80%, 01/01/18                           800       778,544
-------------------------------------------------------------
Fairfield (City of) Economic
  Development (Beverly Enterprises
  Project); Refunding Series RB
  8.50%, 01/01/03                           150       159,684
-------------------------------------------------------------
Madison (County of) (Madison County
  Hospital Project); Hospital
  Improvement Refunding RB
  6.25%, 08/01/18                         1,000       994,350
-------------------------------------------------------------
  6.40%, 08/01/28                         1,000       993,340
-------------------------------------------------------------
Ohio (State of) (CSC Limited Project);
  Solid Waste RB
  8.50%, 08/01/22(a)                      1,860     1,938,157
-------------------------------------------------------------
                                                    4,864,075
-------------------------------------------------------------

OREGON-0.80%

Clackamas (County of) Hospital
  Facilities Authority (Odd Fellows
  Home); Refunding Series A RB
  5.875%, 09/15/21                          540       534,076
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
PENNSYLVANIA-8.80%

Allegheny (County of) Hospital
  Development Authority (Villa St.
  Joseph of Baden); Health Care
  Facilities RB
  6.00%, 08/15/28                        $1,000   $   980,970
-------------------------------------------------------------
Allegheny (County of) Industrial
  Development Authority (USX Corp.);
  Refunding Environmental Improvement
  RB
  5.60%, 09/01/30                           500       499,235
-------------------------------------------------------------
Berks (County of) Municipal Authority
  (Phoebe-Devitt Homes Project);
  Refunding Series A1 RB
  5.50%, 05/15/11                           250       249,998
-------------------------------------------------------------
  5.75%, 05/15/22                           500       488,715
-------------------------------------------------------------
Cumberland (County of) Industrial
  Development Authority (Woods Cedar
  Run); First Mortgage Refunding Series
  A RB
  6.50%, 11/01/18                         1,000       990,110
-------------------------------------------------------------
Dauphin (County of) General Authority
  (Hyatt Regency Hotel and Conference
  Center); RB
  6.20%, 01/01/29                         1,000       991,830
-------------------------------------------------------------
Doylestown Hospital Authority (Pine Run
  Retirement Hospital); Hospital Series
  A RB
  7.20%, 07/01/03(b)(c)                     150       171,170
-------------------------------------------------------------
Philadelphia (City of) Authority for
  Industrial Development (Paul's Run
  Retirement Community); Health Care
  Facilities Series A RB
  5.875%, 05/15/28                          500       490,395
-------------------------------------------------------------
Philadelphia (City of) Hospital &
  Higher Education Facilities Authority
  (Chestnut Hill College); RB
  6.00%, 10/01/29                           500       498,265
-------------------------------------------------------------
Somerset (County of) Hospital Authority
  (Allegheny Christian Ministries);
  Senior Mortgage RB
  5.70%, 11/15/22                           500       484,830
-------------------------------------------------------------
                                                    5,845,518
-------------------------------------------------------------

TENNESSEE-1.39%

Nashville and Davidson (County of)
  Health and Educational Facilities
  Board of Metro Government (Blakeford
  at Green Hills); Refunding RB
  5.65%, 07/01/16                           355       350,729
-------------------------------------------------------------
  5.65%, 07/01/24                           590       572,583
-------------------------------------------------------------
                                                      923,312
-------------------------------------------------------------

TEXAS-6.96%

Abilene (City of) Health Facilities
  Development (Sears Methodist
  Retirement); Corporate Retirement
  Facilities RB
  5.875%, Series A 11/15/18               1,000       973,820
-------------------------------------------------------------
  5.875%, 11/15/18                          450       440,991
-------------------------------------------------------------
  6.000%, 11/15/29                          550       543,120
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
TEXAS-(CONTINUED)

Austin (City of) (Bergstrom Landhost
  Enterprises Inc.; Airport Hotel);
  Series A Senior RB
  6.75%, 04/01/27                        $1,000   $ 1,010,010
-------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (Villa Madrid/Cumberland Apartments);
  Multifamily Housing Series A RB
  7.25%, 05/01/16                           200       210,894
-------------------------------------------------------------
  7.50%, 05/01/28                           415       437,323
-------------------------------------------------------------
Meadow Parc Development Inc. (Meadow
  Parc Apartments Project); Multifamily
  Housing RB
  6.50%, 12/01/30                         1,000     1,004,150
-------------------------------------------------------------
                                                    4,620,308
-------------------------------------------------------------

VIRGINIA-0.76%

Hampton (City of) Redevelopment and
  Housing Authority (Olde Hampton Hotel
  Association); First Mortgage
  Refunding Series A RB
  6.50%, 07/01/16                           500       505,740
-------------------------------------------------------------

WEST VIRGINIA-0.75%

Braxton (County of) (Weyerhaeuser Co.
  Project); Refunding Solid Waste
  Disposal RB
  5.40%, 05/01/25(a)                        500       497,690
-------------------------------------------------------------

WISCONSIN-4.74%

Wisconsin (State of) Health and
  Educational Facilities Authority
  (Attic Angel Community Inc.); RB
  5.75%, 11/15/27                         1,000       954,120
-------------------------------------------------------------
Wisconsin (State of) Health and
  Educational Facilities Authority
  (Beaver Dam Community Hospitals
  Inc.); RB
  5.80%, 08/15/28                         1,000       964,710
-------------------------------------------------------------
Wisconsin (State of) Health and
  Educational Facilities Authority
  (Clement Manor, Inc.); Refunding RB
  5.75%, 08/15/24                           250       237,063
-------------------------------------------------------------
Wisconsin (State of) Health and
  Educational Facilities Authority (St.
  Camillus Health Center); RB
  5.75%, 07/01/28                           500       480,750
-------------------------------------------------------------
Wisconsin (State of) Health and
  Educational Facilities Authority
  (United Lutheran Home); RB
  5.70%, 03/01/28                           525       511,550
-------------------------------------------------------------
                                                    3,148,193
-------------------------------------------------------------
    Long-Term Municipal Obligations
      (Cost $63,853,234)                           63,903,297
-------------------------------------------------------------

SHORT-TERM MUNICIPAL OBLIGATIONS-1.36%(d)

ALASKA-0.08%

Alaska (State of) Housing Finance
  Corp.; Variable Rate Demand Series A
  RB
  2.95%, 06/01/26                            52        52,000
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
CONNECTICUT-0.18%

Connecticut (State of); Special Tax
  Obligation Variable Rate Demand RB
  2.90%, 12/01/10                        $   53   $    53,000
-------------------------------------------------------------
Connecticut (State of) Development
  Authority (Independent Living
  Project); Health Care Variable Rate
  Demand RB
  2.80%, 07/01/15                            66        66,000
-------------------------------------------------------------
                                                      119,000
-------------------------------------------------------------

DELAWARE-0.07%

University of Delaware; Variable Rate
  Demand RB
  3.00%, 11/23/23                            45        45,000
-------------------------------------------------------------

FLORIDA-0.23%

Lee (County of) Housing Finance
  Authority (Forestwood Apartments
  Project); Multifamily Housing
  Variable Rate Demand RB
  2.90%, 06/15/25                           155       155,000
-------------------------------------------------------------

GEORGIA-0.01%

De Kalb Private Hospital Authority
  (Egleston Children's Hospital);
  Variable Rate Demand Series A
  Anticipation Certificates
  2.90%, 03/01/24                             7         7,000
-------------------------------------------------------------

ILLINOIS-0.02%

Illinois Development Finance Authority
  (American College Surgeons); Variable
  Rate Demand RB
  3.10%, 08/01/26                             2         2,000
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
ILLINOIS-(CONTINUED)

Illinois Health Facilities Authority;
  Revolving Pooled Fund Variable Rate
  Demand Series D
  2.95%, 08/01/15                        $   13   $    13,000
-------------------------------------------------------------
                                                       15,000
-------------------------------------------------------------

PENNSYLVANIA-0.12%

York General Authority (Investing
  Agreement with Societe Generale);
  Pooled Financing Variable Rate Demand
  RB
  3.10%, 09/01/26                            84        84,000
-------------------------------------------------------------

TEXAS-0.65%

Bexar (County of) Housing Finance
  Authority (Fountainhead Apartments);
  Multifamily Refunding Variable Rate
  Demand RB
  3.00%, 09/15/26                           431       431,000
-------------------------------------------------------------
    Short-Term Municipal Obligations
      (Cost $908,000)                                 908,000
-------------------------------------------------------------
TOTAL INVESTMENTS-97.55% (Cost
  $64,761,234)                                     64,811,297
-------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.45%                 1,625,366
-------------------------------------------------------------
NET ASSETS-100.00%                                $66,436,663
=============================================================

Investment Abbreviations:

IDR - Industrial Development Revenue Bonds
RB  - Revenue Bonds

Notes to Schedule of Investments:

(a)Security subject to the alternative minimum tax.
(b)Secured by an escrow fund of U.S. Treasury obligations.
(c)Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(d)Demand securities; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined periodically. Rates shown are in effect on 03/31/99.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999

ASSETS:

Investments, at market value (cost
  $64,761,234)                             $   64,811,297
---------------------------------------------------------
Cash                                                  880
---------------------------------------------------------
Receivables for:
  Investments sold                                497,833
---------------------------------------------------------
  Capital stock sold                              240,386
---------------------------------------------------------
  Interest                                      1,028,907
---------------------------------------------------------
  Investment for deferred compensation
    plan                                            3,756
---------------------------------------------------------
Other assets                                       37,920
---------------------------------------------------------
    Total assets                               66,620,979
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                         12,530
---------------------------------------------------------
  Dividends                                       112,583
---------------------------------------------------------
  Deferred compensation plan                        3,756
---------------------------------------------------------
Accrued administrative services fees                6,165
---------------------------------------------------------
Accrued directors' fees                             2,948
---------------------------------------------------------
Accrued distribution fees                          44,093
---------------------------------------------------------
Accrued operating expenses                          2,241
---------------------------------------------------------
    Total liabilities                             184,316
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $   66,436,663
=========================================================

NET ASSETS:

Class A                                    $   49,569,511
=========================================================
Class B                                    $   13,850,306
=========================================================
Class C                                    $    3,016,846
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:

Class A:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                   4,935,179
=========================================================
Class B:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                   1,379,835
=========================================================
Class C:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                     300,552
=========================================================
Class A:

Net asset value and redemption price per
  share                                    $        10.04
=========================================================
Offering price per share:
  (Net asset value of $10.04
     divided by 95.25%)                    $        10.54
=========================================================
Class B:

  Net asset value and offering price per
    share                                  $        10.04
=========================================================
Class C:

  Net asset value and offering price per
    share                                  $        10.04
=========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999

INVESTMENT INCOME:

Interest income                              $ 2,585,785
--------------------------------------------------------

EXPENSES:

Advisory fees                                    272,006
--------------------------------------------------------
Administrative services fees                      69,125
--------------------------------------------------------
Distribution fees -- Class A                      90,468
--------------------------------------------------------
Distribution fees -- Class B                      74,401
--------------------------------------------------------
Distribution fees -- Class C                      17,071
--------------------------------------------------------
Transfer agent fees                               15,381
--------------------------------------------------------
Registration and filing fees                      44,983
--------------------------------------------------------
Other                                             73,487
--------------------------------------------------------
    Total expenses                               656,922
--------------------------------------------------------
Less: Fee waivers and expense
  reimbursements                                (456,945)
--------------------------------------------------------
    Expenses paid indirectly                        (532)
--------------------------------------------------------
    Net expenses                                 199,445
--------------------------------------------------------
Net investment income                          2,386,340
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES:

Net realized gain on sales of investment
  securities                                         634
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                      27,086
--------------------------------------------------------
       Net gain on investment securities          27,720
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 2,414,060
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED MARCH 31, 1999 AND THE PERIOD JANUARY 2, 1998 (DATE OPERATIONS COMMENCED) THROUGH MARCH 31, 1998

                                                                  1999           1998
                                                              -------------   -----------
OPERATIONS:

  Net investment income                                        $ 2,386,340    $   163,175
-----------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities           634        (12,029)
-----------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities              27,086         22,977
-----------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      2,414,060        174,123
-----------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                       (1,942,603)      (147,248)
-----------------------------------------------------------------------------------------
  Class B                                                         (343,532)       (10,991)
-----------------------------------------------------------------------------------------
  Class C                                                          (78,427)        (3,590)
-----------------------------------------------------------------------------------------
Net increase from capital stock transactions:
  Class A                                                       31,696,998     17,776,038
-----------------------------------------------------------------------------------------
  Class B                                                       11,184,663      2,698,087
-----------------------------------------------------------------------------------------
  Class C                                                        2,281,041        738,044
-----------------------------------------------------------------------------------------
       Net increase in net assets                               45,212,200     21,224,463
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           21,224,463             --
-----------------------------------------------------------------------------------------
  End of period                                                $66,436,663    $21,224,463
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                   $66,355,245    $21,212,169
-----------------------------------------------------------------------------------------
  Undistributed net investment income                               42,750          1,346
-----------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                     (11,395)       (12,029)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                  50,063         22,977
-----------------------------------------------------------------------------------------
                                                               $66,436,663    $21,224,463
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of four separate portfolios: AIM High Income Municipal Fund, AIM Tax-Free Intermediate Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Exempt Bond Fund of Connecticut. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM High Income Municipal Fund (the "Fund"). The Fund currently offers three different classes of shares: the Class A shares, the Class B shares and the Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. The investment objective of the Fund is to achieve a high level of current income which is exempt from federal income taxes.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Company's Board of Directors, provided that securities with a demand feature exercisable within one to seven days will be valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors, or persons designated by the Board of Directors, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.
    The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 97.94% of the Fund's investment portfolio at the end of the period.
B. Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Realized gains and losses are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is earned from settlement date and is recorded on the accrual basis. On March 31, 1999, paid in capital was decreased by $19,626 and undistributed net income was increased by $19,626 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the fund were unaffected by the reclassifications discussed above.
C. Dividends and Distributions to Shareholders -- It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay "exempt interest dividends," as defined in the Internal Revenue Code. The Fund has a capital loss carryforward of $11,395 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2007.
E. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $500 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets of the next $500 million, plus 0.50% of the next $500 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $1.5 billion. AIM has agreed to waive advisory fees on the Fund. During the year ended March 31, 1999, AIM waived advisory fees and reimbursed expenses of $456,945.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended March 31, 1999, the Fund reimbursed AIM $69,125 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the year ended March 31, 1999, the Fund paid AFS $8,935 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares ("Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee by the Class B or Class C shares under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the year ended March 31, 1999, the Class A shares, Class B shares and Class C shares paid AIM Distributors $90,468, $74,401 and $17,071, respectively, as compensation under the Plans.
  Under the terms of a master distribution agreement between the Company and the Fund, AIM Distributors acts as the exclusive distributor of the Fund's shares. AIM Distributors received commissions of $42,929 from the sales of Class A shares of the Fund during the year ended March 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended March 31, 1999, AIM Distributors received $13,087 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
  During the year ended March 31, 1999, the Fund paid legal fees of $3,426 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INDIRECT EXPENSES

For the year ended March 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $532 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $532 for the year ended March 31, 1999.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowings up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended March 31, 1999, the fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended March 31, 1999 was $56,086,621 and $12,772,831, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of March 31, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 337,955
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (287,892)
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   $  50,063
========================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the year ended March 31, 1999 and the period January 2, 1998 (date operations commenced) through March 31, 1998 were as follows:

                                 1999                       1998
                       -------------------------   -----------------------
                         SHARES        AMOUNT       SHARES       AMOUNT
                       ----------   ------------   ---------   -----------
Sold:
  Class A               4,375,932   $ 44,035,445   1,830,454   $18,280,746
--------------------------------------------------------------------------
  Class B               1,198,092     12,077,378     270,282     2,698,095
--------------------------------------------------------------------------
  Class C                 299,455      3,014,253      73,780       736,528
--------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                 111,621      1,125,789       7,600        75,970
--------------------------------------------------------------------------
  Class B                  18,956        191,064         457         4,564
--------------------------------------------------------------------------
  Class C                   4,580         46,173         152         1,516
--------------------------------------------------------------------------
Reacquired:
  Class A              (1,332,330)   (13,464,236)    (58,098)     (580,678)
--------------------------------------------------------------------------
  Class B                (107,492)    (1,083,779)       (460)       (4,572)
--------------------------------------------------------------------------
  Class C                 (77,415)      (779,385)          -             -
--------------------------------------------------------------------------
                        4,491,399   $ 45,162,702   2,124,167   $21,212,169
==========================================================================

NOTE 8- FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B and Class C capital stock outstanding during the year ended March 31, 1999 and the period January 2, 1998 (date operations commenced) through March 31, 1998.

                                                              CLASS A                   CLASS B                   CLASS C
                                                       ----------------------    ----------------------    ----------------------
                                                         1999         1998         1999         1998         1999         1998
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period                    $  9.99      $ 10.00      $  9.99      $10.00       $ 9.99       $10.00
-----------------------------------------------------   -------      -------      -------      ------       ------       ------
Income from investment operations:
    Net investment income                                  0.54         0.11         0.47        0.09         0.47         0.09
-----------------------------------------------------   -------      -------      -------      ------       ------       ------
    Net gains (losses) on securities (both realized
      and unrealized)                                      0.05        (0.01)        0.04       (0.01)        0.04        (0.01)
-----------------------------------------------------   -------      -------      -------      ------       ------       ------
        Total from investment operations                   0.59         0.10         0.51        0.08         0.51         0.08
-----------------------------------------------------   -------      -------      -------      ------       ------       ------
Less distributions:
    Dividends from net investment income                  (0.54)       (0.11)       (0.46)      (0.09)       (0.46)       (0.09)
-----------------------------------------------------   -------      -------      -------      ------       ------       ------
Net asset value, end of period                          $ 10.04      $  9.99      $ 10.04      $ 9.99       $10.04       $ 9.99
=====================================================   =======      =======      =======      ======       ======       ======
Total return(a)                                            6.01%        1.04%        5.23%       0.81%        5.23%        0.79%
=====================================================   =======      =======      =======      ======       ======       ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                $49,570      $17,787      $13,850      $2,699       $3,017       $  738
=====================================================   =======      =======      =======      ======       ======       ======
Ratio of expenses to average net assets(b)                 0.29%(c)     0.25%(d)     1.04%(c)    1.00%(d)     1.04%(c)     1.00%(d)
=====================================================   =======      =======      =======      ======       ======       ======
Ratio of net investment income to average net
  assets(e)                                                5.41%(c)     4.80%(d)     4.66%(c)    4.05%(d)     4.66%(c)     4.05%(d)
=====================================================   =======      =======      =======      ======       ======       ======
Portfolio turnover rate                                      30%          21%          30%         21%          30%          21%
=====================================================   =======      =======      =======      ======       ======       ======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.29% and 1.65% (annualized) for Class A, 2.04% and 2.44% (annualized) for Class B and Class C for the periods 1999-1998, respectively.
(c) Ratios are based on average net assets of $36,187,210, $7,440,053 and $1,707,096 for Classes A, B and C, respectively.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 4.41% and 3.40% (annualized) for Class A, 3.66% and 2.61% (annualized) for Class B and Class C for the periods 1999-1998, respectively.

                                     PART C
                                OTHER INFORMATION



Item 23.    Exhibits

Exhibit
Number
-------
a       (1)    -    (a) Articles of Incorporation of Registrant, dated April 30,
                    1993, were filed as an Exhibit to Registrant's Registration
                    Statement on July 19, 1993, and were filed electronically as an Exhibit to Post-Effective Amendment No. 4 on July 26,
                    1996, and are hereby incorporated by reference.

               - (b) Articles of Amendment, dated July 27, 1993, were filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on October 12, 1993, and were filed electronically as an Exhibit to Post-Effective Amendment No. 4 on July 26, 1996, and are hereby incorporated by reference.

               - (c) Articles of Amendment, dated September 10, 1993, were filed as an Exhibit to Registrant's Pre-Effective Amendment
                    No. 1 on October 12, 1993, and were filed electronically as an Exhibit to Post-Effective Amendment No. 4 on July 26,
                    1996, and are hereby incorporated by reference.

               - (d) Articles of Amendment, dated June 18, 1997, were filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on July 29, 1997, and are hereby incorporated by reference.

               - (e) Articles of Amendment, dated September 23, 1997, were filed as an Exhibit to Registrant's Post-Effective Amendment
                    No. 6 on October 7, 1997, and are hereby incorporated by reference.

               - (f) Articles Supplementary, dated September 29, 1997, were filed as an Exhibit to Registrant's Post-Effective Amendment
                    No. 6 on October 7, 1997, and are hereby incorporated by reference.

b       (1)    -    (a) By-Laws of Registrant were filed as an Exhibit to
                    Registrant's Registration Statement on July 19, 1993, and
                    were electronically filed as an Exhibit to Post-Effective
                    Amendment No. 3 on July 27, 1995.

               -    (b) First Amendment, dated March 14, 1995, to the By-Laws of
                    Registrant was electronically filed as an Exhibit to Post-Effective Amendment No. 3 on July 27, 1995.

        (2)    -    Amended and Restated By-Laws of Registrant, dated December
                    11, 1996, were filed as an Exhibit to Registrant's
                    Post-Effective Amendment No. 5 on July 29, 1997, and are
                    hereby incorporated by reference.

c       (1)    -    Specimen share certificate for AIM Tax-Exempt Cash Fund of
                    Registrant (transfer agent change) was electronically filed as an Exhibit to Post-Effective Amendment No. 3 on July 27,
                    1995.

        (2)    -    Specimen share certificate for Intermediate Portfolio - AIM
                    Tax-Free Intermediate Shares of Registrant (transfer agent change) was electronically filed as an Exhibit to
                    Post-Effective Amendment No. 3 on July 27, 1995.

        (3)    -    Specimen share certificate for AIM Tax-Free Intermediate
                    Fund of Registrant (name change) was filed as an Exhibit to
                    Post-Effective Amendment No. 7 on July 29, 1998.

        (4)    -    Specimen share certificate for AIM Tax-Exempt Bond Fund of
                    Connecticut of Registrant (transfer agent change) was
                    electronically filed as an Exhibit to Post-Effective
                    Amendment No. 3 on July 27, 1995.

        (5)    -    Specimen share certificates for AIM High Income Municipal
                    Fund of Registrant (new portfolio) was filed as an Exhibit to Post-Effective Amendment No. 7 on July 29, 1998.

d       (1)    -    Master Investment Advisory Agreement, dated as of August 6,
                    1993, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1
                    on October 12, 1993.

        (2)    -    Master Investment Advisory Agreement, dated October 18,
                    1993, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1
                    on April 28, 1994 and was filed electronically as an Exhibit to Post-Effective Amendment No. 4 on July 26, 1996.

        (3)    -    (a) Master Investment Advisory Agreement, dated February 28,
                    1997, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Post-Effective Amendment No. 5 on July 29,
                    1997, and is hereby incorporated by reference.

               -    (b) Amendment No. 1, dated September 20, 1997, to the Master
                    Investment Advisory Agreement, dated February 28, 1997, between Registrant and A I M Advisors, Inc., was filed as an Exhibit to Post-Effective Amendment No. 7 on July 29, 1998, and is hereby incorporated by reference.

e       (1)    -    Master Distribution Agreement, dated as of August 6, 1993, between Registrant and A I M Distributors, Inc. was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on
                    October 12, 1993.

        (2)    -    Master Distribution Agreement, dated October 18, 1993,
                    between Registrant and A I M Distributors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1 on
                    April 28, 1994, and was filed electronically as an Exhibit to Post-Effective Amendment No. 4 on July 26, 1996.

        (3)    -    (a) Master Distribution Agreement, dated February 28, 1997, between Registrant and A I M Distributors, Inc. was filed as an Exhibit to Post-Effective Amendment No. 5 on July 29,
                    1997.

               -    (b) Amendment No. 1, dated August 4, 1997, to Master
                    Distribution Agreement, dated February 28, 1997, between
                    Registrant and A I M Distributors, Inc., was filed as an
                    Exhibit to Post-Effective Amendment No. 6 on October 7,
                    1997.

        (4)    -    Amended and Restated Master Distribution Agreement, dated
                    September 20, 1997 between Registrant (on behalf of its
                    Class A and Class C Shares) and A I M Distributors, Inc.,
                    was filed as an Exhibit to Post-Effective Amendment No. 7 on
                    July 29, 1998, and is hereby incorporated by reference.

        (5)    -    Master Distribution Agreement, dated September 20, 1997
                    between Registrant (on behalf of its Class B Shares) and
                    A I M Distributors, Inc., was filed as an Exhibit to
                    Post-Effective Amendment No. 7 on July 29, 1998, and is
                    hereby incorporated by reference.

        (6)    -    Form of Selected Dealer Agreement between A I M
                    Distributors, Inc. and selected dealers was filed as an
                    Exhibit to Post-Effective Amendment No. 7 on July 29, 1998,
                    and is hereby incorporated by reference.

        (7)    -    Form of Bank Agreement between A I M Distributors, Inc. and selected banks was filed as an Exhibit to Post-Effective
                    Amendment No. 7 on July 29, 1998, and is hereby incorporated by reference.

f       (1)    -    AIM Funds Retirement Plan for Registrant's Non-Affiliated
                    Directors was filed as an Exhibit to Registrant's
                    Post-Effective Amendment No. 2 on July 26, 1994.

        (2)    -    AIM Funds Retirement Plan for Eligible Directors/Trustees
                    dated effective March 8, 1994, as restated September 18,
                    1995, was filed electronically as an Exhibit to
                    Post-Effective Amendment No. 4 on July 26, 1996, and is
                    hereby incorporated by reference.

        (3)    -    Form of Deferred Compensation Agreement for Registrant's
                    Non-Affiliated Directors as approved March 12, 1997, was
                    filed as an Exhibit to Post-Effective Amendment No. 7 on
                    July 29, 1998, and is hereby incorporated by reference.

        (4)    -    Form of Deferred Compensation Plan for Eligible Directors/
                    Trustees was filed electronically as an Exhibit to
                    Post-Effective Amendment No.4 on July 26, 1996, and is
                    hereby incorporated by reference.

g       (1)    -    Custodian Agreement, dated October 15, 1993, between
                    Registrant and State Street Bank and Trust Company was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1
                    on April 28, 1994.

        (2)    -    Custody Agreement, dated October 19, 1995, between
                    Registrant and The Bank of New York was filed electronically as an Exhibit to Post-Effective Amendment No. 4 on July 26,
                    1996, and is hereby incorporated by reference.

        (3)    -    (a) Subcustodian Agreement, dated September 9, 1994, between
                    Registrant and Texas Commerce Bank National Association was
                    electronically filed as an Exhibit to Post-Effective
                    Amendment No. 3 on July 27, 1995, and is hereby incorporated by reference.

               -    (b) Amendment No. 1, dated October 2, 1998, to the
                    Subcustodian Agreement between Registrant and Texas Commerce
                    Bank National Association is filed herewith electronically.

h       (1)    -    (a) Assignment and Acceptance of Assignment of Transfer
                    Agency and Registrar Agreement, dated as of October 15,
                    1993, among Registrant (on behalf of its Intermediate
                    Portfolio - AIM Tax-Free Intermediate Shares), Tax-Free
                    Investments Co. (on behalf of its Intermediate Portfolio -
                    AIM Tax-Free Intermediate Shares) and First Data Investor
                    Services Group (formerly The Shareholder Services Group,
                    Inc.) was filed as an Exhibit to Registrant's Post-Effective
                    Amendment No. 2 on July 26, 1994.

               -    (b) Amendment No. 1, dated October 15, 1993, to the Transfer
                    Agency and Registrar Agreement between Registrant and First
                    Data Investor Services Group (formerly The Shareholder
                    Services Group, Inc.) was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2 on July 26,
                    1994.

        (2)    -    Transfer Agency and Service Agreement, dated November 1,
                    1994, between Registrant and A I M Fund Services, Inc. was electronically filed as an Exhibit to Post-Effective
                    Amendment No. 3 on July 27, 1995.

        (3)    -    (a) Amended and Restated Transfer Agency and Service
                    Agreement, dated September 20, 1997, between Registrant and
                    A I M Fund Services, Inc. was filed as an Exhibit to Post-
                    Effective Amendment No. 7 on July 29, 1998, and is hereby
                    incorporated by reference.

               - (b) Amendment No. 1, dated January 1, 1999, to the Amended and Restated Transfer Agency and Service Agreement between
                    Registrant and A I M Fund Services, Inc. is filed herewith electronically.

        (4)    -    (a) Remote Access and Related Services Agreement, dated as
                    December 23, 1994, between Registrant and First Data
                    Investor Services Group, Inc. (formerly The Shareholder
                    Services Group, Inc.) was electronically filed as an Exhibit to Post-Effective Amendment No. 3 on July 27, 1995, and is
                    hereby incorporated by reference.

               -    (b) Amendment No. 1, dated October 4, 1995, to the Remote
                    Access and Related Services Agreement, dated December 23,
                    1994, between Registrant and First Data Investor Services
                    Group, Inc. (formerly, The Shareholder Services Group, Inc.)
                    was filed electronically as an Exhibit to Post-Effective
                    Amendment No. 4 on July 26, 1996, and is hereby incorporated by reference.

               -    (c) Addendum No. 2, dated October 12, 1995, to the Remote
                    Access and Related Services Agreement, dated December 23,
                    1994, between Registrant and First Data Investor Services
                    Group, Inc. (formerly The Shareholder Services Group, Inc.)
                    was filed electronically as an Exhibit to Post-Effective
                    Amendment No. 4 on July 26, 1996, and is hereby incorporated by reference.

               -    (d) Amendment No. 3, dated February 1, 1997, to the Remote
                    Access and Related Services Agreement, dated December 23,
                    1994, between Registrant and First Data Investor Services
                    Group, Inc. (formerly The Shareholder Services Group, Inc.)
                    was filed electronically as an Exhibit to Post-Effective
                    Amendment No. 5 on July 29, 1997, and is hereby incorporated by reference.

               -    (e) Amendment No. 4, dated June 30, 1998, to the Remote
                    Access and Related Services Agreement, dated December 23,
                    1994, between Registrant and First Data Investor Services
                    Group, Inc. is filed herewith electronically.

               -    (f) Amendment No. 5, dated July 1, 1998, to the Remote
                    Access and Related Services Agreement, dated December 23,
                    1994, between Registrant and First Data Investor Services
                    Group, Inc. is filed herewith electronically.

               - (g) Exhibit 1, effective August 4, 1997 to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services
                    Group, Inc. was filed as an Exhibit to Post-Effective
                    Amendment No. 7 on July 29, 1998, and is hereby incorporated by reference.

        (5)    -    Preferred Registration Technology Escrow Agreement, dated
                    September 10, 1997, between Registrant and First Data
                    Investor Services Group, Inc., was filed as an Exhibit to
                    Post-Effective Amendment No. 7 on July 29, 1998, and is
                    hereby incorporated by reference.

        (6)    -    Master Administrative Services Agreement, dated as of August
                    6, 1993, between Registrant and A I M Advisors, Inc. was
                    filed as an Exhibit to Registrant's Pre-Effective Amendment
                    No. 1 on October 12, 1993.

        (7)    -    Master Administrative Services Agreement, dated October
                    18, 1993, between Registrant and A I M Advisors, Inc. was
                    filed as an Exhibit to Registrant's Post-Effective Amendment
                    No. 1 on April 28, 1994, and was filed electronically as an
                    Exhibit to Post-Effective Amendment No. 4 on July 26, 1996.

        (8)    -    (a) Administrative Services Agreement, dated October 18,
                    1993, between A I M Advisors, Inc., on behalf of
                    Registrant's portfolios, and A I M Fund Services, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment
                    No. 1 on April 28, 1994.

               -    (b) Amendment No. 1 to the Administrative Services
                    Agreement, dated October 18, 1993, between A I M Advisors,
                    Inc., on behalf of Registrant's portfolios and classes, and A I M Fund Services, Inc. was filed as an Exhibit to
                    Registrant's Post-Effective Amendment No. 2 on July 26,
                    1994.

               -    (c) Amendment No. 2, dated July 1, 1994, to the
                    Administrative Services Agreement dated October 18, 1993, between A I M Advisors, Inc. on behalf of Registrant's portfolios and classes, and A I M Fund Services, Inc. was filed as an Exhibit to Post-Effective Amendment No. 5 on July 29, 1997.

               -    (d) Amendment No. 3, dated September 16, 1994, to the
                    Administrative Services Agreement dated October 18, 1993, between A I M Advisors, Inc. on behalf of Registrant's portfolios and classes, and A I M Fund Services, Inc. was filed as an Exhibit to Post-Effective Amendment No. 5 on July 29, 1997.

               -    (e) Amendment No. 4, dated November 1, 1994, to the
                    Administrative Services Agreement dated October 18, 1993, between A I M Advisors, Inc. on behalf of Registrant's portfolios and classes, and A I M Fund Services, Inc. was filed as an Exhibit to Post-Effective Amendment No. 5 on July 29, 1997.

        (9)    -    (a) Master Administrative Services Agreement, dated February
                    28, 1997, between Registrant and A I M Advisors, Inc. was
                    filed as an Exhibit to Post-Effective Amendment No. 5 on
                    July 29, 1997, and is hereby incorporated by reference.

               -    (b) Amendment No. 1, dated September 20, 1997, to the Master
                    Administrative Services Agreement, dated February 28, 1997, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Post-Effective Amendment No. 7 on July 29, 1998, and is hereby incorporated by reference.

       (10)    -    Memorandum of Agreement, dated July 29, 1999, between
                    Registrant, on behalf of AIM Tax-Exempt Cash Fund, and
                    A I M Distributors, Inc. is filed herewith electronically.

i              -    Opinion of Ballard Spahr Andrews & Ingersoll, LLP was filed as an Exhibit to Post-Effective Amendment No. 6 on October
                    7, 1997, and is hereby incorporated by reference.

j       (1)    -    Consent of Ballard Spahr Andrews & Ingersoll, LLP is filed herewith electronically.

        (2)    -    Consent of KPMG LLP is filed herewith electronically.

k              -    Financial Statements - None.

l              -    Initial Capitalization Agreement, dated January 2, 1998, for
                    Registrant's AIM High Income Municipal Fund was filed as an
                    Exhibit to Post-Effective Amendment No. 7 on July 29, 1998,
                    and is hereby incorporated by reference.

m       (1)    -    Distribution Plan for Registrant's AIM Tax-Exempt Cash Fund
                    and AIM Tax-Exempt Bond Fund of Connecticut, and related
                    forms of agreements were filed as an Exhibit to Registrant's
                    Post-Effective Amendment No. 1 on April 28, 1994.

        (2)    -    Amended Distribution Plan, dated as of September 10, 1994, for Registrant's AIM Tax-Exempt Cash Fund and AIM Tax-Exempt
                    Bond Fund of Connecticut, and related forms of agreement
                    were electronically filed as an Exhibit to Post-Effective
                    Amendment No. 3 on July 27, 1995.

        (3)    -    Amended and Restated Master Distribution Plan, dated as of
                    June 30, 1997, for Registrant's AIM Tax-Exempt Cash Fund and
                    AIM Tax-Exempt Bond Fund of Connecticut was filed as an
                    Exhibit to Post-Effective Amendment No. 5 on July 29, 1997.

        (4)    -    Second Amended and Restated Master Distribution Plan, dated as of August 4, 1997, for Registrant's AIM Tax-Exempt Cash
                    Fund and AIM Tax-Exempt Bond Fund of Connecticut was filed as an Exhibit to Post-Effective Amendment No. 6 on
                    October 7, 1997.

        (5)    -    Third Amended and Restated Master Distribution Plan, dated as of September 20, 1997, for Registrant's Class A and Class
                    C Shares was filed as an Exhibit to Post-Effective Amendment
                    No. 7 on July 29, 1998, and is hereby incorporated by
                    reference.

        (6)    -    Master Distribution Plan, dated as of September 20, 1997,
                    for Registrant's Class B Shares was filed as an Exhibit to
                    Post-Effective Amendment No. 7 on July 29, 1998, and is
                    hereby incorporated by reference.

        (7)    -    Form of Shareholder Service Agreement to be used in
                    connection with Registrant's Master Distribution Plans is
                    filed herewith electronically.

        (8)    -    Form of Bank Shareholder Service Agreement to be used in
                    connection with Registrant's Master Distribution Plans is
                    filed herewith electronically.

        (9)    -    Forms of Service Agreement for Bank Trust Department and for
                    Brokers for Bank Trust Departments to be used in connection with Registrant's Master Distribution Plans are filed
                    herewith electronically.

n              -    Financial Data Schedule is filed herewith electronically.

o       (1)    -    Rule 18f-3 Amended and Restated Multiple Class Plan was
                    filed as an Exhibit to Post-Effective Amendment No. 5 on
                    July 29, 1997.

        (2)    -    Rule 18f-3 Second Amended and Restated Multiple Class Plan
                    was filed as an Exhibit to Post-Effective Amendment No. 6 on
                    October 7, 1997, and is hereby incorporated by reference.

Item 24.    Persons Controlled by or Under Common Control with Registrant

       Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

      None.



Item 25.     Indemnification

       State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.


       Pursuant to the Maryland General Corporation Law and the Registrant's Charter and By-Laws, the Registrant may indemnify any person who was or is a director, officer, employee or agent of the Registrant to the maximum extent permitted by the Maryland General Corporation Law. The specific terms of such indemnification are reflected in the Registrant's Charter and By-Laws, which are incorporated herein as part of this Registration Statement. No indemnification will be provided by the Registrant to any director or officer of the Registrant for any liability to the Registrant or shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy and will be governed by the final adjudication of such issue. Insurance coverage is provided under a joint Mutual Fund and Investment Advisory Professional Directors & Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.



Item 26.     Business and Other Connections of Investment Advisor

       Describe any other business, profession, vocation or employment of a substantial nature that each investment advisor and each director, officer or partner of the advisor, is or has been, engaged within the last two fiscal years, for his or her own account or in the capacity of director, officer, employee, partner, or trustee.

       The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. Reference is also made to the discussion under the captions "Management" of the Prospectus which comprises

       Part A of this Registration Statement, and to the discussion under the caption "Investment Advisory and Other Services" of the Statement of Additional Information which comprises Part B of this Registration Statement, and to Item 29(b) of Part C of this Registration Statement.


Item 27.     Principal Underwriters

       (a) State the name of each investment company (other than Registrant) for which each principal underwriter currently distributing the Registrant's securities also acts as a principal underwriter, depositor, or investment advisor.


             A I M Distributors, Inc., the Registrant's principal underwriter, also acts as principal underwriter to the following investment companies:


             AIM Advisor Funds, Inc.
             AIM Equity Funds, Inc. (Retail Classes)
             AIM Funds Group
             AIM Growth Series
             AIM International Funds, Inc.
             AIM Investment Funds
             AIM Investment Securities Funds (Retail Classes)
             AIM Series Trust
             AIM Special Opportunities Funds
             AIM Summit Fund, Inc.
             AIM Variable Insurance Funds, Inc.
             GT Global Floating Rate Fund, Inc. (d/b/a AIM Floating Rate Fund)



       (b) Provide the information required by the following tables for each director, officer or partner of each principal underwriter named in response to Item 20.


             The following table sets forth information with respect to each director, officer or partner of A I M Distributors, Inc.



Name and Principal                Position and Offices                                  Position and Offices
Business Address*                 with Principal Underwriter                            with Registrant
------------------                --------------------------                            ---------------

Charles T. Bauer                  Chairman of the Board of Directors                    Chairman of the Board of
                                                                                        Directors

Michael J. Cemo                   President & Director                                  None

Gary T. Crum                      Director                                              Senior Vice President

Robert H. Graham                  Senior Vice President & Director                      President & Director

William G. Littlepage             Senior Vice President & Director                      None

James L. Salners                  Executive Vice President                              None

John Caldwell                     Senior Vice President                                 None



--------
     * 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173


Name and Principal                Position and Offices                                  Position and Offices
Business Address*                 with Principal Underwriter                            with Registrant
------------------                --------------------------                            ---------------
Marilyn M. Miller                 Senior Vice President                                 None

Gene L. Needles                   Senior Vice President                                 None

Gordon J. Sprague                 Senior Vice President                                 None

Michael C. Vessels                Senior Vice President                                 None

B.J. Thompson                     First Vice President                                  None

James R. Anderson                 Vice President                                        None

Mary Kay Coleman                  Vice President                                        None

Mary A. Corcoran                  Vice President                                        None

Melville B. Cox                   Vice President & Chief Compliance                     Vice President
                                  Officer

Glenda A. Dayton                  Vice President                                        None

Sidney M. Dilgren                 Vice President                                        None

Tony D. Green                     Vice President                                        None

Dawn M. Hawley                    Vice President & Treasurer                            None

Ofelia M. Mayo                    Vice President, General Counsel                       Assistant Secretary
                                  & Assistant Secretary

Charles H. McLaughlin             Vice President                                        None

Ivy B. McLemore                   Vice President                                        None

Terri L. Ransdell                 Vice President                                        None

Carol F. Relihan                  Vice President                                        Senior Vice President
                                                                                        & Secretary

Kamala C. Sachidanandan           Vice President                                        None

Frank V. Serebrin                 Vice President                                        None

Christopher T. Simutis            Vice President                                        None

Gary K. Wendler                   Vice President                                        None

------------------------

       *11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173


Name and Principal                Position and Offices                                  Position and Offices
Business Address*                 with Principal Underwriter                            with Registrant
-----------------                 --------------------------                            ---------------
Norman W. Woodson                 Vice President                                        None

Kathleen J. Pflueger              Secretary                                             Assistant Secretary

Luke P. Beausoleil                Assistant Vice President                              None

Sheila R. Brown                   Assistant Vice President                              None

Scott E. Burman                   Assistant Vice President                              None

Tisha B. Christopher              Assistant Vice President                              None

Mary E. Gentempo                  Assistant Vice President                              None

David E. Hessel                   Assistant Vice President,                             None
                                  Assistant Treasurer &
                                  Controller

Simon R. Hoyle                    Assistant Vice President                              None

Kathryn A. Jordon                 Assistant Vice President                              None

Mary C. Mangham                   Assistant Vice President                              None

Kim T. McAuliffe                  Assistant Vice President                              None

David B. O'Neil                   Assistant Vice President                              None

Rebecca Starling-Klatt            Assistant Vice President                              None

Nicholas D. White                 Assistant Vice President                              None

Nancy L. Martin                   Assistant General Counsel &                           Assistant Secretary
                                  Assistant Secretary

Samuel D. Sirko                   Assistant General Counsel &                           Assistant Secretary
                                  Assistant Secretary

P. Michelle Grace                 Assistant Secretary                                   Assistant Secretary

Lisa A. Moss                      Assistant Secretary                                   Assistant Secretary

Stephen I. Winer                  Assistant Secretary                                   Assistant Secretary


------------------------

       *11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173


       (c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Registrant during the last fiscal year by each principal underwriter who is not an affiliated person of the Registrant or any affiliated person of an affiliated person.


             Not Applicable.

Item 28.     Location of Accounts and Records

       State the name and address of each person maintaining physical possession of each account, book or other document required to be maintained by section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section.


       A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, maintains physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian, The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, and the Registrant's Transfer Agent and Dividend Paying Agent, A I M Fund Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.


Item 29.     Management Services

       Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or B, disclosing the parties to the contract, the total amount paid and by whom, for the Registrant's last three fiscal years.


       Not Applicable.


Item 30.     Undertakings

       (c) In initial registration statements filed under the Securities Act, provide an undertaking to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if the Registrant intends to raise its initial capital under section 14(a)(3) [15 U.S.C. 80a-14(a)(3)].

             Not Applicable.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 18th day of June, 1999.

                                     Registrant:   AIM TAX-EXEMPT FUNDS, INC.

                                     By: /s/ ROBERT H. GRAHAM
                                         ---------------------------------
                                         Robert H. Graham, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


      SIGNATURES                       TITLE                        DATE

/s/ CHARLES T. BAUER
------------------------        Chairman & Director             June 18, 1999
  (Charles T. Bauer)

/s/ ROBERT H. GRAHAM
------------------------        Director & President
  (Robert H. Graham)       (Principal Executive Officer)        June 18, 1999

/s/ BRUCE L. CROCKETT
------------------------             Director                   June 18, 1999
  (Bruce L. Crockett)

/s/ OWEN DALY II
------------------------             Director                   June 18, 1999
    (Owen Daly II)

/s/ EDWARD K. DUNN, JR.
------------------------             Director                   June 18, 1999
 (Edward K. Dunn, Jr.)

/s/ JACK FIELDS
------------------------             Director                   June 18, 1999
     (Jack Fields)

/s/ CARL FRISCHLING
------------------------             Director                   June 18, 1999
   (Carl Frischling)

/s/ PREMA MATHAI-DAVIS
------------------------             Director                   June 18, 1999
 (Prema Mathai-Davis)

/s/ LEWIS F. PENNOCK
------------------------             Director                   June 18, 1999
  (Lewis F. Pennock)

/s/ LOUIS S. SKLAR
------------------------             Director                   June 18, 1999
   (Louis S. Sklar)

/s/ DANA R. SUTTON
------------------------         Vice President &
   (Dana R. Sutton)       Treasurer (Principal Financial        June 18, 1999
                              and Accounting Officer)

                                INDEX TO EXHIBITS


Exhibit
Number        Description
------        -----------
g(3)(b)       Amendment No. 1, dated October 2, 1998, to the Subcustodian
              Agreement between Registrant and Texas Commerce Bank National
              Association

h(3)(b)       Amendment No. 1, dated January 1, 1999, to the Amended and
              Restated Transfer Agency and Service Agreement between Registrant and A I M Fund Services, Inc.

h(4)(e)       Amendment No. 4, dated June 30, 1998, to the Remote Access and
              Related Services Agreement, dated December 23, 1994, between
              Registrant and First Data Investor Services Group, Inc.

h(4)(f)       Amendment No. 5, dated July 1, 1998, to the Remote Access and
              Related Services Agreement, dated December 23, 1994, between
              Registrant and First Data Investor Services Group, Inc.

h(10) Memorandum of Agreement, dated July 29, 1999, between Registrant, on behalf of AIM Tax-Exempt Cash Fund, and A I M
              Distributors, Inc.

j(1)          Consent of Ballard Spahr Andrews & Ingersoll, LLP

j(2)          Consent of KPMG LLP

m(7) Form of Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plans

m(8) Form of Bank Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plans

m(9)          Forms of Service Agreement for Bank Trust Department and for
              Brokers for Bank Trust Departments to be used in connection with Registrant's Master Distribution Plans

n             Financial Data Schedule is filed herewith electronically.